UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-21349

Name of Fund: BlackRock Limited Duration Income Trust (BLW)

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Limited Duration Income Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 08/31/2017

Date of reporting period: 08/31/2017

Item 1 – Report to Stockholders

AUGUST 31, 2017

ANNUAL REPORT

BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)

BlackRock Limited Duration Income Trust (BLW)

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended August 31, 2017, risk assets, such as stocks and high-yield bonds, continued to deliver strong performance. These markets showed great resilience during a period with big surprises, including the aftermath of the U.K.’s vote to leave the European Union and the outcome of the U.S. presidential election, which brought only brief spikes in equity market volatility. These expressions of isolationism and discontent were countered by the closely watched and less surprising elections in France, the Netherlands and Australia.

Interest rates rose, which worked against high-quality assets with more interest rate sensitivity. As a result, longer-term U.S. Treasuries posted negative returns, as rising energy prices, modest wage increases, and steady job growth led to expectations of higher inflation and anticipation of interest rate increases by the U.S. Federal Reserve (the “Fed”).

Market prices began to reflect reflationary expectations toward the end of 2016, as investors sensed that a global recovery was afoot. And those expectations have been largely realized in 2017, as many countries throughout the world experienced sustained and synchronized growth for the first time since the financial crisis. Growth rates and inflation are still relatively low, but they are finally rising together.

The Fed responded to these positive developments by increasing interest rates three times and setting expectations for additional interest rate increases. The Fed also appears to be approaching the implementation of its plan to reduce the vast balance sheet reserves that provided liquidity to the global economy in the aftermath of the financial crisis in 2008. Also, growing skepticism about the near-term likelihood of significant U.S. tax reform and infrastructure spending has tempered reflationary expectations in the United States.

By contrast, the European Central Bank and the Bank of Japan reiterated their commitments to economic stimulus and balance sheet expansion despite nascent signs of sustained economic growth in both countries. The Eurozone also benefited from the relatively stable political environment, which is creating momentum for economic reform and pro-growth policies.

Financial markets — and to an extent the Fed — have adopted a “wait-and-see” approach to the economic data and potential fiscal stimulus. Escalating tensions with North Korea and our nation’s divided politics are significant concerns. Nevertheless, benign credit conditions, modest inflation, and the positive outlook for growth in the world’s largest economies have kept markets relatively tranquil.

However, the capacity for rapid global growth is restrained by structural factors, including an aging population in developed countries, low productivity growth, and excess savings. Cyclical factors, such as the Fed moving toward the normalization of monetary policy and the length of the current expansion, also limit economic growth. Tempered economic growth and high valuations across most assets have laid the groundwork for muted returns going forward. At current valuation levels, potential equity gains will likely be closely tied to the pace of earnings growth, which has remained solid thus far in 2017.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of August 31, 2017
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	5.65%	16.23%
U.S. small cap equities (Russell 2000® Index)	2.04	14.91
International equities (MSCI Europe, Australasia, Far East Index)	12.14	17.64
Emerging market equities (MSCI Emerging Markets Index)	18.02	24.53
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.40	0.62
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	3.10	(3.26)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	2.74	0.49
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.51	0.92
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	3.03	8.62
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE NOT PART OF YOUR FUND REPORT

ANNUAL REPORT	AUGUST 31, 2017	3

Fund Summary as of August 31, 2017	BlackRock Floating Rate Income Strategies Fund, Inc.

Fund Overview

BlackRock Floating Rate Income Strategies Fund, Inc.’s (FRA) (the “Fund”) investment objective is to provide shareholders with high current income and such preservation of capital as is consistent with investment in a diversified, leveraged portfolio consisting primarily of floating rate debt securities and instruments. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its managed assets in floating rate debt securities, including floating or variable rate debt securities that pay interest at rates that adjust whenever a specified interest rate changes and/or which reset on predetermined dates (such as the last day of a month or calendar quarter). The Fund invests a substantial portion of its investments in floating rate debt securities consisting of secured or unsecured senior floating rate loans that are rated below investment grade at the time of investment or, if unrated, are considered by the investment adviser to be of comparable quality. The Fund may invest directly in floating rate debt securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on New York Stock Exchange (“NYSE”)	FRA
Initial Offering Date	October 31, 2003
Current Distribution Rate on Closing Market Price as of August 31, 2017 ($14.10)[1]	5.19%
Current Monthly Distribution per Common Share[2]	$0.0610
Current Annualized Distribution per Common Share[2]	$0.7320
Economic Leverage as of August 31, 2017[3]	30%

[1]

Current Distribution Rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a tax return of capital. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change.

[3]

Represents bank borrowings outstanding as a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to borrowings) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 10.

Market Price and Net Asset Value Per Share Summary

	8/31/17	8/31/16	Change	High	Low
Market Price	$14.10	$13.70	2.92%	$14.85	$13.36
Net Asset Value	$14.93	$14.78	1.01%	$15.11	$14.76

Market Price and Net Asset Value History For the Past Five Years

4	ANNUAL REPORT	AUGUST 31, 2017

BlackRock Floating Rate Income Strategies Fund, Inc.

Performance and Portfolio Management Commentary

Returns for the period ended August 31, 2017 were as follows:

	Average Annual Total Returns
	1 Year	3 Years	5 Years
Fund at NAV[1,2]	6.93%	4.92%	6.16%
Fund at Market Price[1,2]	8.95	5.57	4.65
S&P/LSTA Leveraged Loan Index[3]	5.80	3.53	4.24

[1]	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage.

[2]	The Fund’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.

[3]	An unmanaged market value-weighted index (the “Reference Benchmark”) designed to measure the performance of the U.S. leveraged loan market based upon market weightings, spreads and interest payments.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

Beginning with this reporting period, FRA is presenting the Reference Benchmark to accompany fund performance. The Reference Benchmark is presented for informational purposes only, as the Fund is actively managed and does not seek to track or replicate the performance of the Reference Benchmark or any other index. The portfolio investments of the Fund may differ substantially from the securities that comprise the indices within the Reference Benchmark, which may cause the Fund’s performance to differ materially from that of the Reference Benchmark. The Fund employs leverage as part of its investment strategy, which may change over time at the discretion of BlackRock Advisors, LLC (the “Manager”) as market and other conditions warrant. In contrast, the Reference Benchmark is not adjusted for leverage. Therefore, leverage generally may result in the Fund outperforming the Reference Benchmark in rising markets and underperforming in declining markets. The Board considers additional factors to evaluate the Fund’s performance, such as the performance of the Fund relative to a peer group of funds, a leverage-adjusted benchmark and/or other information provided by the Manager.

More information about the Fund’s historical performance can be found in the “Closed End Funds” section of http://www.blackrock.com.

The following discussion relates to the Fund’s absolute performance based on NAV:

What factors influenced performance?

•

Floating rate loan interests (bank loans) benefited from a strong appetite for credit over much of the 12-month period. The largest contributors to performance over the annual period included the electric, consumer cyclical services, and pharmaceuticals sectors, while more modest contributions came from government-related, real estate investment trust, and environmental loans. The Fund’s allocation to B-rated names was a significant contributor, along with the BB-rated portion of the portfolio and unrated names. In terms of asset allocation, high yield bonds and equities were substantial contributors to performance.

•

On the downside, holdings within technology, metals & mining, and oil field services were the largest detractors. Names rated CCC and below detracted over the annual period. Finally, the Fund’s risk-management strategies detracted slightly over the period.

Describe recent portfolio activity.

•

Early in the period, the Fund maintained an overall focus on the higher quality segments of the loan market. As the period progressed, the Fund moderately added risk as the broad leveraged finance markets displayed strength. The Fund added to its high yield bond position as relative value for the segment became more appealing with the bank loan universe trading at a premium to par value. At the same time, the Fund’s net equity long exposure was reduced and the Fund added to positions within the wirelines and cable & satellite sectors. By contrast, the Fund reduced broad energy exposure and shifted its focus to higher quality issuers within the space. While the Fund’s broad credit positioning remained consistent over the annual period, the BBB-rated allocation was slightly trimmed in favor of CCC-rated names.

Describe portfolio positioning at period end.

•

At period end, the Fund held the majority of its portfolio in floating rate bank loans, with a meaningful position in high yield corporate bonds as well. The Fund maintained its highest concentration in higher coupon BB-rated loans of select issuers, while limiting exposure to both higher quality loans with less compelling risk/reward profiles and lower-rated loans with more equity-like profiles and greater downside risk, should credit sentiment weaken. The Fund’s largest positions were within the technology, health care, and consumer cyclical services sectors. In addition, the Fund avoided certain retailers and leisure issuers, where fundamentals continued to deteriorate. Within energy, the Fund favored higher quality issuers within the independent energy sector, while avoiding more cyclical names within oil field services. The Fund also remained focused on industries and companies with stable business profiles and consistent cash flow, while avoiding areas of the markets with longer-term concerns and/or deteriorating fundamental trends.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

ANNUAL REPORT	AUGUST 31, 2017	5

BlackRock Floating Rate Income Strategies Fund, Inc.

Overview of the Fund’s Total Investments

Portfolio Composition	8/31/17		8/31/16
Floating Rate Loan Interests	93%		93%
Corporate Bonds	6		4
Asset-Backed Securities	1		3
Common Stocks[1]	—		—
Short-Term Securities[1]	—		—
Other	—	[2]	—	[3]

[1]	Representing less than 1% of the Fund’s total investments.

[2]	Includes a less than 1% holding in each of the following investment types: Options Purchased, Other Interests, Preferred Securities, Rights and Warrants.

[3]

Includes a less than 1% holding in each of the following investment types: Investment Companies, Non-Agency Mortgage-Backed Securities, Options Purchased, Other Interests, Preferred Securities and Warrants.

Credit Quality Allocation[4,5]	8/31/17	8/31/16
A1	—	—
BBB/Baa	9%	11%
BB/Ba	42	44
B	40	39
CCC/Caa	5	3
N/R	4	3

[4]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[5]	Excludes Options Purchased and Short-Term Securities.

6	ANNUAL REPORT	AUGUST 31, 2017

Fund Summary as of August 31, 2017	BlackRock Limited Duration Income Trust

Fund Overview

BlackRock Limited Duration Income Trust’s (BLW) (the “Fund”) investment objective is to provide current income and capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in three distinct asset classes:

•	intermediate duration, investment grade corporate bonds, mortgage-related securities, asset-backed securities and U.S. Government and agency securities;

•	senior, secured floating rate loans made to corporate and other business entities; and

•

U.S. dollar-denominated securities of U.S. and non-U.S. issuers rated below investment grade at the time of investment or unrated and deemed by the investment adviser to be of comparable quality and, to a limited extent, non-U.S. dollar denominated securities of non-U.S. issuers rated below investment grade or unrated and deemed by the investment adviser to be of comparable quality.

The Fund’s portfolio normally has an average portfolio duration of less than five years (including the effect of anticipated leverage), although it may be longer from time to time depending on market conditions. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on NYSE	BLW
Initial Offering Date	July 30, 2003
Current Distribution Rate on Closing Market Price as of August 31, 2017 ($15.99)[1]	5.97%
Current Monthly Distribution per Common Share[2]	$0.0795
Current Annualized Distribution per Common Share[2]	$0.9540
Economic Leverage as of August 31, 2017[3]	29%

[1]

Current Distribution Rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a tax return of capital. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change.

[3]

Represents reverse repurchase agreements outstanding as a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to borrowing) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 10.

Market Price and Net Asset Value Per Share Summary

	8/31/17	8/31/16	Change	High	Low
Market Price	$15.99	$15.74	1.59%	$16.14	$14.75
Net Asset Value	$17.02	$16.84	1.07%	$17.11	$16.54

Market Price and Net Asset Value History For the Past Five Years

ANNUAL REPORT	AUGUST 31, 2017	7

BlackRock Limited Duration Income Trust

Performance and Portfolio Management Commentary

Returns for the period ended August 31, 2017 were as follows:

	Average Annual Total Returns
	1 Year	3 Years	5 Years
Fund at NAV[1,2]	9.62%	6.46%	7.86%
Fund at Market Price[1,2]	10.18	6.89	5.78
Reference Benchmark[3]	5.27	3.37	4.14
Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index[4]	8.62	4.79	6.47
S&P/LSTA Leveraged Loan Index[5]	5.80	3.53	4.24
BATS S Benchmark[6]	1.48	1.73	1.70

[1]	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage.

[2]	The Fund’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.

[3]

The Reference Benchmark is comprised of the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index (33.33%), the S&P/LSTA Leveraged Loan Index (33.33%), and the BATS S Benchmark (33.34%). The Reference Benchmark’s index content and weightings may have varied over past periods.

[4]

An unmanaged index comprised of issuers that meet the following criteria: at least $150 million par value outstanding; maximum credit rating of Ba1; at least one year to maturity; and no issuer represents more than 2% of the index.

[5]	An unmanaged market value-weighted index designed to measure the performance of the U.S. leveraged loan market based upon market weightings, spreads and interest payments.

[6]

A composite index comprised of Bloomberg Barclays ABS 1-3 Year AAA Rated ex Home Equity Index, Bloomberg Barclays Corporate 1-5 year Index, Bloomberg Barclays CMBS Investment Grade 1-3.5 Yr. Index, Blomberg Barclays MBS 15 Yr Index and Bloomberg Barclays Credit Ex-Corporate 1-5 Yr Index.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

Beginning with this reporting period, BLW is presenting the Reference Benchmark to accompany fund performance. The Reference Benchmark is presented for informational purposes only, as the Fund is actively managed and does not seek to track or replicate the performance of the Reference Benchmark or any other index. The portfolio investments of the Fund may differ substantially from the securities that comprise the indices within the Reference Benchmark, which may cause the Fund’s performance to differ materially from that of the Reference Benchmark. The Fund employs leverage as part of its investment strategy, which may change over time at the discretion of the Manager as market and other conditions warrant. In contrast, the Reference Benchmark is not adjusted for leverage. Therefore, leverage generally may result in the Fund outperforming the Reference Benchmark in rising markets and underperforming in declining markets. The Board considers additional factors to evaluate the Fund’s performance, such as the performance of the Fund relative to a peer group of funds, a leverage-adjusted benchmark and/or other information provided by the Manager.

More information about the Fund’s historical performance can be found in the “Closed End Funds” section of http://www.blackrock.com.

The following discussion relates to the Fund’s absolute performance based on NAV:

What factors influenced performance?

•

The largest contributors to the Fund’s performance over the period were its allocations to high yield bonds, leveraged loans, asset-backed securities (“ABS”), capital securities and investment grade credit. The Fund’s allocations to emerging market debt, foreign sovereign debt, foreign currency exposure obtained through currency derivatives and commercial mortgage-backed securities (“CMBS”) also aided returns.

•

The largest detractor from the Fund’s performance was its stance with respect to duration and yield curve positioning. (Duration is the portfolio’s sensitivity to changes in the level of rates while yield curve positioning is the portfolio’s sensitivity to changes in the shape of the yield curve.)

Describe recent portfolio activity.

•

Given the trend of tighter yield spreads across the fixed-income spectrum, the Fund’s trading activity during the period was focused on sector and sub-sector rotation. Allocations to ABS and investment grade corporate issues were reduced and rotated into residential mortgage-backed securities (“MBS”), which have lagged the rally seen in other spread sectors and therefore appear to be relatively attractively valued. Further, the investment adviser believes that interest rate volatility will likely remain low, a backdrop which typically is supportive of MBS returns. Within CMBS, concerns regarding big box retailers resulted in spreads for lower quality issues widening, leading the Fund to increase its allocation to BBB-rated issues. The Fund’s allocation within emerging market debt also was increased, as a stable global growth environment, fundamental recovery in several emerging market economies and attractive yields increased the appeal of the sector. From the standpoint of duration and corresponding interest rate sensitivity, the Fund moved to lower duration, with increased exposure to the front end of the yield curve, on the view that interest rates are likely to rise by the end of 2017.

Describe portfolio positioning at period end.

•

At period end, the Fund maintained a diversified exposure to non-government spread sectors including high yield corporate bonds, senior loans, investment grade corporate credit, CMBS, ABS, agency and non-agency residential MBS, emerging market debt and foreign sovereign debt.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	ANNUAL REPORT	AUGUST 31, 2017

BlackRock Limited Duration Income Trust

Overview of the Fund’s Total Investments

Portfolio Composition	8/31/17		8/31/16
Corporate Bonds	45%		42%
Floating Rate Loan Interests	27		26
Asset-Backed Securities	9		10
Preferred Securities	8		8
Non-Agency Mortgage-Backed Securities	6		8
Foreign Agency Obligations	4		4
U.S. Government Sponsored Agency Securities	1		1
U.S. Treasury Obligations	—	[1]	1
Other	—	[2]	—	[3]

[1]	Representing less than 1% of the Fund’s total investments.

[2]	Includes a less than 1% holding in each of the following investment types: Common Stocks, Options Purchased, Options Written, Other Interests, Rights, Short-Term Securities and Warrants.

[3]	Includes a less than 1% holding in each of the following investment types: Common Stocks, Investment Companies, Options Purchased, Options Written, Other Interests, Short-Term Securities and Warrants.

Credit Quality Allocation[4,5]	8/31/17	8/31/16
AAA/Aaa[6]	4%	4%
AA/Aa	1	1
A	6	7
BBB/Baa	19	19
BB/Ba	33	32
B	29	25
CCC/Caa	4	4
N/R	4	8

[4]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[5]	Excludes Options Purchased, Options Written and Short-Term Securities.

[6]

The investment adviser evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuer. Using this approach, the investment adviser has deemed U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations as AAA/Aaa.

ANNUAL REPORT	AUGUST 31, 2017	9

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, these objectives cannot be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Funds (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Funds’ shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV.

To illustrate these concepts, assume a Fund’s capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Fund’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Fund with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Fund’s financing cost of leverage is significantly lower than the income earned on a Fund’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Funds’ return on assets purchased with leverage proceeds, income to shareholders is lower than if the Funds had not used leverage. Furthermore, the value of the Funds’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the value of the

Funds’ obligations under their respective leverage arrangements generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Funds’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that the Funds’ intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Fund’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Fund’s shares than if the Fund were not leveraged. In addition, the Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Funds to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by shareholders and may reduce income to the shareholders. Moreover, to the extent the calculation of the Funds’ investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Funds’ investment adviser will be higher than if the Funds did not use leverage.

Each Fund may utilize leverage through a credit facility or reverse repurchase agreements as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Fund is permitted to issue debt up to 33 1/3% of its total managed assets. A Fund may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Fund may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by its credit facility, which may be more stringent than those imposed by the 1940 Act.

If a Fund segregates or designates on its books and records cash or liquid assets having a value not less than the value of a Fund’s obligations under the reverse repurchase agreement (including accrued interest), then such transaction is not considered a senior security and is not subject to the foregoing limitations and requirements imposed by the 1940 Act.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other asset without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

10	ANNUAL REPORT	AUGUST 31, 2017

Consolidated Schedule of Investments August 31, 2017	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA) (Percentages shown are based on Net Assets)

Common Stocks		Shares	Value
Chemicals — 0.0%
GEO Specialty Chemicals, Inc. (a)(b)		167,777	$53,689
Diversified Financial Services — 0.1%
Kcad Holdings I Ltd. (a)(b)		309,827,230	424,463
Health Care Management Services — 0.0%
New Millennium HoldCo, Inc. (b)		14,906	15,845
Semiconductors & Semiconductor Equipment — 0.0%
SunPower Corp.		1,860	16,443
Specialty Retail — 0.0%
Things Remembered, Inc. (a)(b)		932,803	9
Total Common Stocks — 0.1%			510,449

Asset-Backed Securities	Par (000)
ALM Loan Funding, Series 2012-5A, Class BR, (3 mo. LIBOR US + 3.000%), 4.30%, 10/18/27 (c)(d)	USD	250	250,765
ALM VII R Ltd., Series 2013-7RA, Class BR, (3 mo. LIBOR US + 2.700%), 4.00%, 10/15/28 (c)(d)		250	252,456
ALM XIV Ltd., Series 2014-14A, Class C, (3 mo. LIBOR US + 3.450%), 4.76%, 7/28/26 (c)(d)		463	464,857
ALM XVII Ltd., Series 2015-17A, Class C1, (3 mo. LIBOR US + 4.150%), 5.45%, 1/15/28 (c)(d)		500	504,996
AMMC CLO Ltd., Series 2014-15A, Class D, (3 mo. LIBOR US + 4.200%), 5.52%, 12/09/26 (c)(d)		250	253,783
Ares CLO Ltd., Series 2016-40A, Class C, (3 mo. LIBOR US + 3.700%), 5.00%, 10/15/27 (c)(d)		250	252,112
Ares XXXII CLO Ltd., Series 2014-32A, Class CR, (3 mo. LIBOR US + 3.450%), 4.77%, 11/15/25 (c)(d)		1,000	1,000,102
Ares XXXIII CLO Ltd., Series 2015-1A, Class A2R, (3 mo. LIBOR US + 1.950%), 3.27%, 12/05/25 (c)(d)		450	453,680
Atlas Senior Loan Fund VI Ltd., Series 2014-6A, Class DR, (3 mo. LIBOR US + 3.600%), 4.90%, 10/15/26 (c)(d)		750	751,163
Atrium X, Series 10A, Class DR, (3 mo. LIBOR US + 3.000%), 4.30%, 7/16/25 (c)(d)		250	249,903
Atrium XII, Series 12A, Class D, (3 mo. LIBOR US + 3.900%), 5.21%, 10/22/26 (c)(d)		250	250,448
Benefit Street Partners CLO IV Ltd., Series 2014-IVA, Class A2R, (3 mo. LIBOR US + 2.050%), 3.36%, 1/20/29 (c)(d)		500	504,832
Benefit Street Partners CLO VIII, Ltd., Series 2015-8A (c)(d):
Class B, (3 mo. LIBOR US + 3.000%), 4.31%, 1/20/28		500	502,398

Asset-Backed Securities	Par (000)		Value
Benefit Street Partners CLO VIII, Ltd., Series 2015-8A (c)(d) (continued):
Class C, (3 mo. LIBOR US + 3.900%), 5.21%, 1/20/28	USD	500	$500,296
CIFC Funding Ltd. (c)(d):
Series 2013-4A, Class DR, (3 mo. LIBOR US + 3.350%), 4.67%, 11/27/24		250	250,717
Series 2014-2A, Class A3LR, (3 mo. LIBOR US + 2.250%), 3.57%, 5/24/26		280	280,376
Dryden Senior Loan Fund, Series 2014-36A, Class CR, (3 mo. LIBOR US + 2.800%), 4.10%, 1/15/28 (c)(d)		250	252,947
GoldentTree Loan Management US CLO 1 Ltd., Series 2017-1A, Class C, (3 mo. LIBOR US + 2.200%), 3.51%, 4/20/29 (c)(d)		250	250,136
Grippen Park CLO Ltd., Series 2017-1A, Class C, (3 mo. LIBOR US + 2.300%), 3.55%, 1/20/30 (c)(d)		280	280,201
LCM XVIII LP, Series 18A, Class INC, 0.00%, 4/20/27 (d)		1,000	653,166
Sound Point CLO III, Ltd., Series 2013-2A, Class DR, (3 mo. LIBOR US + 3.350%), 4.65%, 7/15/25 (c)(d)		250	250,005
TCI-Cent CLO Ltd., Series 2016-1A, Class A2, (3 mo. LIBOR US + 2.200%), 3.52%, 12/21/29 (c)(d)		300	302,772
Treman Park CLO LLC, Series 2015-1A, Class D, (3 mo. LIBOR US + 3.860%), 5.17%, 4/20/27 (c)(d)		1,400	1,402,505
Venture XIX CLO Ltd., Series 2014-19A, Class BR, (3 mo. LIBOR US + 2.000%), 3.30%, 1/15/27 (c)(d)		250	251,868
Webster Park CLO Ltd., Series 2015-1A, Class C, (3 mo. LIBOR US + 4.050%), 5.36%, 1/20/27 (c)(d)		500	504,883
Total Asset-Backed Securities — 2.0%			10,871,367

Corporate Bonds
Airlines — 0.5%
US Airways Pass-Through Trust, Series 2012-2, Class C, 5.45%, 6/03/18		2,605	2,662,831
Banks — 0.0%
CIT Group, Inc., 5.00%, 8/01/23		135	146,644
Capital Markets — 0.3%
Blackstone CQP Holdco LP (d):
6.50%, 3/20/21		1,536	1,583,263
6.00%, 8/18/21		249	248,708

			1,831,971

Portfolio Abbreviations

ABS	Asset-Backed Security
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
CLO	Collateralized Loan Obligation
DIP	Debtor-In-Possession
ETF	Exchange-Traded Fund

EUR	Euro
EURIBOR	Euro Interbank Offered Rate
GBP	British Pound
IDR	Indonesian Rupiah
JPY	Japanese Yen
LIBOR	London Interbank Offered Rate
NOK	Norwegian Krone

NZD	New Zealand Dollar
OTC	Over-the-Counter
PIK	Payment-In-Kind
S&P	S&P Global Ratings
SEK	Swedish Krona
USD	U.S. Dollar

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2017	11

Consolidated Schedule of Investments (continued)	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)

Corporate Bonds	Par (000)		Value
Chemicals — 0.6%
GEO Specialty Chemicals, Inc., 7.50%, 10/30/18 (a)	USD	1,779	$2,513,176
Momentive Performance Materials, Inc., 3.88%, 10/24/21		1,083	1,085,708

			3,598,884
Communications Equipment — 0.2%
Avaya, Inc., 7.00%, 4/01/19 (b)(d)(e)		1,347	1,134,847
Consumer Finance — 0.1%
Ally Financial, Inc., 8.00%, 11/01/31		300	386,250
Containers & Packaging — 1.0%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 7.25%, 5/15/24 (d)		300	330,930
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC, (3 mo. LIBOR US + 3.500%), 4.80%, 7/15/21 (c)(d)		5,360	5,460,500

			5,791,430
Diversified Consumer Services — 0.1%
Prime Security Services Borrower LLC/Prime Finance, Inc., 9.25%, 5/15/23 (d)		300	331,500
Electric Utilities — 0.0%
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc., 11.50%, 10/01/20 (a)		1,061	—
Environmental, Maintenance, & Security Service — 0.1%
Tervita Escrow Corp., 7.63%, 12/01/21 (d)		540	542,700
Health Care Providers & Services — 0.4%
CHS/Community Health Systems, Inc., 5.13%, 8/01/21		1,540	1,541,925
Envision Healthcare Corp., 6.25%, 12/01/24 (d)		259	279,073
HCA, Inc., 5.25%, 6/15/26		325	349,781

			2,170,779
Hotels, Restaurants & Leisure — 0.2%
Scientific Games International, Inc., 7.00%, 1/01/22 (d)		1,160	1,238,300
Internet Software & Services — 0.1%
Symantec Corp., 5.00%, 4/15/25 (d)		280	293,216
Media — 1.3%
Altice Financing SA (d):
6.63%, 2/15/23		550	581,625
7.50%, 5/15/26		875	958,300
Altice US Finance I Corp., 5.50%, 5/15/26 (d)		350	370,344
Clear Channel Worldwide Holdings, Inc.:
6.50%, 11/15/22		800	824,000
Series B, 7.63%, 3/15/20		545	542,956
CSC Holdings LLC, 10.88%, 10/15/25 (d)		410	504,300
SFR Group SA (d):
6.00%, 5/15/22		842	887,241
7.38%, 5/01/26		1,857	2,005,597
Virgin Media Secured Finance PLC, 5.25%, 1/15/26 (d)		350	364,000

			7,038,363
Metals & Mining — 1.3%
Constellium NV, 6.63%, 3/01/25 (d)		300	315,000
Freeport-McMoRan, Inc.:
2.38%, 3/15/18		2,021	2,021,000
3.88%, 3/15/23		625	618,750

Corporate Bonds	Par (000)		Value
Metals & Mining (continued)
Novelis Corp., 6.25%, 8/15/24 (d)	USD	1,460	$1,542,125
Teck Resources Ltd., 3.75%, 2/01/23		3,058	3,079,253

			7,576,128
Oil, Gas & Consumable Fuels — 1.4%
Cheniere Corpus Christi Holdings LLC, 7.00%, 6/30/24		670	762,125
CONSOL Energy, Inc., 5.88%, 4/15/22		2,262	2,262,000
Great Western Petroleum LLC/Great Western Finance, Inc., 9.00%, 9/30/21 (d)		995	990,025
Halcon Resources Corp., 6.75%, 2/15/25 (d)		1,175	1,180,875
MEG Energy Corp., 6.50%, 1/15/25 (d)		1,866	1,733,047
NGPL PipeCo LLC (d):
4.38%, 8/15/22		590	606,225
4.88%, 8/15/27		415	427,450

			7,961,747
Real Estate Investment Trusts (REITs) — 0.1%
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc., 5.63%, 5/01/24		510	554,625
Software — 0.1%
Solera LLC/Solera Finance, Inc., 10.50%, 3/01/24 (d)		520	592,150
Wireless Telecommunication Services — 0.1%
Sprint Communications, Inc., 7.00%, 8/15/20		325	356,281
Total Corporate Bonds — 7.9%			44,208,646

Floating Rate Loan Interests
Aerospace & Defense — 2.5%
Accudyne Industries LLC, 2017 Term Loan, (2 mo. LIBOR + 3.750%, 1.00% Floor), 5.01%, 8/02/24 (f)		3,490	3,488,918
DAE Aviation Holdings, Inc., 2017 1st Lien Term Loan, 7/07/22 (i)		510	511,275
Engility Corp. (f):
Term Loan B1, (1 mo. LIBOR + 2.750%), 3.99%, 8/12/20		329	329,403
Term Loan B2, (PRIME + 2.750%, 1.00% Floor), 4.49%, 8/12/23		594	598,190
GTCR Valor Companies, Inc., 2017 Term Loan B1, (3 mo. LIBOR + 4.250%), 5.50%, 6/16/23 (f)		772	777,512
TransDigm, Inc. (f):
2015 Term Loan E, (1 mo. LIBOR + 3.000%), 4.24%, 5/14/22		861	861,785
2016 Extended Term Loan F, (1 mo. LIBOR + 3.000%), 4.24%, 6/09/23		6,319	6,326,579
Term Loan D, (3 mo. LIBOR + 3.000%), 4.30%, 6/04/21		1,131	1,132,141

			14,025,803
Air Freight & Logistics — 1.6%
Avolon TLB Borrower 1 (Luxembourg) Sarl, Term Loan B2, (1 mo. LIBOR + 2.750%), 3.98%, 3/20/22 (f)		6,299	6,315,800
CEVA Group PLC, Letter of Credit, (3 mo. LIBOR + 5.500%, 1.00% Floor), 6.50%, 3/19/21 (f)		733	684,973
CEVA Intercompany BV, Dutch Term Loan, (3 mo. LIBOR + 5.500%, 1.00% Floor), 6.81%, 3/19/21 (f)		749	704,818

See Notes to Financial Statements.

12	ANNUAL REPORT	AUGUST 31, 2017

Consolidated Schedule of Investments (continued)	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)

Floating Rate Loan Interests	Par (000)		Value
Air Freight & Logistics (continued)
CEVA Logistics Canada ULC, Canadian Term Loan, (3 mo. LIBOR + 5.500%, 1.00% Floor), 6.81%, 3/19/21 (f)	USD	129	$121,522
CEVA Logistics US Holdings, Inc., Term Loan, (3 mo. LIBOR + 5.500%, 1.00% Floor), 6.81%, 3/19/21 (f)		997	938,745

			8,765,858
Airlines — 0.1%
Northwest Airlines, Inc., Term Loan, (6 mo. LIBOR + 1.230%), 2.65%, 9/10/18 (a)(f)		359	355,326
Auto Components — 1.0%
Anchor Glass Container Corp., 2016 2nd Lien Term Loan, (1 mo. LIBOR + 7.750%), 8.98%, 12/07/24 (f)		395	400,265
Dayco Products LLC, 2017 Term Loan B, (3 mo. LIBOR + 5.000%), 6.32%, 5/19/23 (a)(f)		1,027	1,029,994
FPC Holdings, Inc., 1st Lien Term Loan, (3 mo. LIBOR + 4.000%), 5.30%, 11/19/19		987	970,942
Goodyear Tire & Rubber Co., 2nd Lien Term Loan, (1 mo. LIBOR + 2.000%), 3.23%, 4/30/19		582	582,394
GPX International Tire Corp. (i), Term Loan (a)(b)(e):
3/30/12		1,098	—
PIK, 3/30/12 (g)		18	—
TKC Holdings, Inc., 2017 2nd Lien Term Loan, (1 mo. LIBOR + 8.000%, 1.00% Floor), 9.24%, 2/01/24 (f)		1,337	1,337,000
USI, Inc., 2017 Term Loan B, (3 mo. LIBOR + 3.000%, 1.00% Floor), 4.31%, 5/16/24 (f)		1,305	1,297,118

			5,617,713
Automobiles — 0.3%
CH Hold Corp. (f):
1st Lien Term Loan, (1 mo. LIBOR + 3.000%, 1.00% Floor), 4.24%, 2/01/24		1,284	1,288,332
2nd Lien Term Loan, (1 mo. LIBOR + 7.250%, 1.00% Floor), 8.49%, 2/01/25		245	249,900

			1,538,232
Building Materials — 0.5%
Allied Universal HoldCo LLC, 2015 Term Loan, (3 mo. LIBOR + 3.750%, 1.00% Floor), 5.05%, 7/28/22 (f)		1,869	1,867,313
USAGM HoldCo LLC, 2015 2nd Lien Term Loan, (3 mo. LIBOR + 8.500%, 1.00% Floor), 9.81%, 7/28/23 (f)		645	640,969

			2,508,282
Building Products — 1.5%
Continental Building Products LLC, 2017 Term Loan B, (3 mo. LIBOR + 2.500%), 3.80%, 8/18/23 (a)(f)		1,118	1,117,790
CPG International Inc., 2017 Term Loan, (3 mo. LIBOR + 3.750%, 1.00% Floor), 5.05%, 5/03/24 (f)		1,952	1,949,778
Jeld-Wen, Inc., 2017 Term Loan B, (3 mo. LIBOR + 3.000%, 1.00% Floor), 4.30%, 7/01/22 (f)		1,764	1,772,899
Ply Gem Industries, Inc., Term Loan, (3 mo. LIBOR + 3.000%, 1.00% Floor), 4.30%, 2/01/21 (f)		916	921,698

Floating Rate Loan Interests	Par (000)		Value
Building Products (continued)
Wilsonart LLC, 2017 Term Loan B, (3 mo. LIBOR + 3.250%, 1.00% Floor), 4.55%, 12/19/23 (f)	USD	2,734	$2,734,515

			8,496,680
Capital Markets — 0.6%
FinCo I LLC, 2017 Term Loan B, 6/14/22 (i)		1,460	1,471,680
RPI Finance Trust, Term Loan B6, (3 mo. LIBOR + 2.000%), 3.30%, 3/27/23 (f)		1,737	1,743,204

			3,214,884
Chemicals — 3.7%
Alpha 3 BV, 2017 Term Loan B1, (3 mo. LIBOR + 3.000%, 1.00% Floor), 4.30%, 1/31/24 (f)		1,025	1,025,000
Axalta Coating Systems US Holdings, Inc., Term Loan, (3 mo. LIBOR + 2.000%), 3.30%, 6/01/24 (f)		2,375	2,380,201
CeramTec Acquisition Corp., Term Loan B2, (3 mo. LIBOR + 2.750%), 4.07%, 8/30/20		113	113,319
Charter NEX US Holdings, Inc., 2017 Term Loan B, (1 mo. LIBOR + 3.250%, 1.00% Floor), 4.49%, 5/16/24 (f)		1,455	1,456,368
Chemours Company, 2017 Term Loan B, (1 mo. LIBOR + 2.500%), 3.74%, 5/12/22 (f)		908	909,990
Element Materials Technology Group US Holdings, Inc., 2017 Term Loan B, (3 mo. LIBOR + 3.500%, 1.00% Floor), 4.75%, 6/01/24 (f)		620	625,971
Evergreen Acqco 1 LP, Term Loan, (3 mo. LIBOR + 3.750%), 5.06%, 7/09/19 (f)		300	279,339
Huntsman International LLC, Term Loan B2, (1 mo. LIBOR + 3.000%), 4.24%, 4/01/23 (f)		958	961,829
MacDermid, Inc. (f):
Term Loan B5, (1 mo. LIBOR + 3.500%, 1.00% Floor), 4.74%, 6/07/20		1,907	1,918,750
Term Loan B6, (1 mo. LIBOR + 3.000%, 1.00% Floor), 4.23%, 6/07/23		1,426	1,430,568
OXEA Finance LLC, Term Loan B2, (1 mo. LIBOR + 3.250%, 1.00% Floor), 4.48%, 1/15/20 (f)		3,010	2,994,768
PQ Corp., 2017 Term Loan, (3 mo. LIBOR + 3.250%, 1.00% Floor), 4.56%, 11/04/22 (f)		1,378	1,383,274
Royal Holdings, Inc. (f):
2015 2nd Lien Term Loan, (3 mo. LIBOR + 7.500%, 1.00% Floor), 8.79%, 6/19/23 (a)		257	255,910
2017 Term Loan B, (3 mo. LIBOR + 3.250%, 1.00% Floor), 4.55%, 6/19/22		1,115	1,120,756
Solenis International LP (f):
1st Lien Term Loan, (3 mo. LIBOR + 3.250%, 1.00% Floor), 4.57%, 7/31/21		1,493	1,495,281
2nd Lien Term Loan, (3 mo. LIBOR + 6.750%, 1.00% Floor), 8.07%, 7/31/22		1,725	1,724,275
Tata Chemicals North America, Inc., Term Loan B, (3 mo. LIBOR + 2.750%, 1.00% Floor), 4.06%, 8/07/20 (f)		422	421,990

			20,497,589

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2017	13

Consolidated Schedule of Investments (continued)	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)

Floating Rate Loan Interests	Par (000)		Value
Commercial Services & Supplies — 6.8%
Advanced Disposal Services, Inc., Term Loan B3, (1 Week LIBOR + 2.750%), 3.94%, 11/10/23 (f)	USD	3,321	$3,336,486
Asurion LLC:
2017 2nd Lien Term Loan, 8/04/25 (i)		565	576,537
2017 Term Loan B4, (1 mo. LIBOR + 2.750%), 3.99%, 8/04/22 (f)		2,000	2,004,546
2017 Term Loan B5, (1 mo. LIBOR + 3.000%), 4.24%, 11/03/23 (f)		3,568	3,580,912
Camelot UK Holdco Ltd., 2017 Term Loan B, (1 mo. LIBOR + 3.500%, 1.00% Floor), 4.74%, 10/03/23 (f)		3,884	3,899,241
Casella Waste Systems, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.750%), 3.98%, 10/17/23		935	937,058
Catalent Pharma Solutions, Inc., Term Loan B, (1 Week LIBOR + 2.750%, 1.00% Floor), 3.99%, 5/20/21 (f)		3,613	3,629,088
Clean Harbors, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.000%), 3.24%, 6/27/24 (f)		660	661,650
Creative Artists Agency LLC, 2017 1st Lien Term Loan B, (PRIME + 2.500%, 1.00% Floor), 4.73%, 2/15/24 (f)		2,080	2,090,821
Dealer Tire LLC, 2016 Term Loan B, (3 mo. LIBOR + 3.750%, 1.00% Floor), 5.06%, 12/22/21 (a)(f)		995	1,003,758
Employbridge LLC, Exit Term Loan, (3 mo. LIBOR + 6.500%, 1.00% Floor), 7.80%, 5/16/20 (f)		372	348,536
Garda World Security Corp., 2017 Term Loan, (3 mo. LIBOR + 4.000%, 1.00% Floor), 5.31%, 5/24/24 (f)		923	927,669
GCA Services Group, Inc., 2016 Term Loan, (3 mo. LIBOR + 4.750%, 1.00% Floor), 6.05%, 3/01/23 (f)		1,861	1,865,638
Harland Clarke Holdings Corp., Term Loan B6, (3 mo. LIBOR + 5.500%, 1.00% Floor), 6.80%, 2/09/22 (f)		1,048	1,050,797
KAR Auction Services, Inc.:
Term Loan B4, (3 mo. LIBOR + 2.250%), 3.56%, 3/11/21		869	872,414
Term Loan B5, (3 mo. LIBOR + 2.500%), 3.81%, 3/09/23 (f)		1,375	1,379,893
Livingston International, Inc., 1st Lien Term Loan, (3 mo. LIBOR + 4.250%), 5.55%, 4/18/19 (f)		544	514,520
Packers Holdings LLC, Term Loan B, (3 mo. LIBOR + 3.500%, 1.00% Floor), 4.73%, 12/02/21 (a)(f)		1,548	1,559,599
Prime Security Services Borrower LLC, 2016 1st Lien Term Loan, (1 mo. LIBOR + 2.750%, 1.00% Floor), 3.99%, 5/02/22 (f)		2,802	2,814,888
US Security Associates Holdings, Inc., 2016 Term Loan, (3 mo. LIBOR + 4.000%, 1.00% Floor), 5.30%, 7/14/23 (f)		2,410	2,420,905
Waste Industries USA, Inc., 2016 Term Loan, (1 mo. LIBOR + 2.750%), 3.99%, 2/27/20 (f)		2,084	2,085,788

			37,560,744

Floating Rate Loan Interests	Par (000)		Value
Commercial Services & Supplies — 0.2%
TruGreen Limited Partnership, 2017 Term Loan, (1 mo. LIBOR + 4.000%, 1.00% Floor), 5.23%, 4/13/23 (a)(f)	USD	1,140	$1,151,249
Communications Equipment — 1.1%
Applied Systems, Inc. (f):
1st Lien Term Loan, (3 mo. LIBOR + 3.250%, 1.00% Floor), 4.55%, 1/25/21		906	911,446
2nd Lien Term Loan, (3 mo. LIBOR + 6.500%, 1.00% Floor), 7.80%, 1/24/22		376	380,547
Avaya, Inc.:
DIP Term Loan, (1 mo. LIBOR + 7.500%, 1.00% Floor), 8.73%, 1/24/18 (f)		60	60,900
Term Loan B7, 6.28%, 5/29/20 (e)		248	209,267
Colorado Buyer, Inc., Term Loan B, (3 mo. LIBOR + 3.000%, 1.00% Floor), 4.31%, 5/01/24 (f)		1,725	1,732,556
CommScope, Inc., Term Loan B5, (3 mo. LIBOR + 2.000%), 3.30%, 12/29/22 (f)		802	805,127
Riverbed Technology, Inc., 2016 Term Loan, (1 mo. LIBOR + 3.250%, 1.00% Floor), 4.49%, 4/24/22 (f)		854	828,024
Securus Technologies Holdings, Inc., 2017 1st Lien Term Loan, 6/20/24 (i)		1,160	1,168,944

			6,096,811
Construction & Engineering — 1.6%
Brand Energy & Infrastructure Services, Inc., 2017 Term Loan, (2 mo. LIBOR + 4.250%, 1.00% Floor), 5.56%, 6/21/24 (f)		6,457	6,472,239
CNT Holdings III Corp., 2017 Term Loan, (2 mo. LIBOR + 3.250%, 1.00% Floor), 4.49%, 1/22/23 (f)		1,319	1,298,587
Pike Corp., 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.750%, 1.00% Floor), 4.99%, 3/10/24 (f)		419	422,880
USIC Holdings, Inc., 2017 Term Loan B, (3 mo. LIBOR + 3.500%), 4.92%, 12/08/23 (f)		926	929,065

			9,122,771
Construction Materials — 1.0%
Filtration Group Corp., 1st Lien Term Loan, (2 mo. LIBOR + 3.000%, 1.00% Floor), 4.26%, 11/21/20 (f)		3,523	3,535,048
GYP Holdings III Corp., 2017 Term Loan B, (3 mo. LIBOR + 3.000%, 1.00% Floor), 4.31%, 4/01/23 (f)		2,225	2,230,452

			5,765,500
Containers & Packaging — 1.7%
Anchor Glass Container Corp., 2017 1st Lien Term Loan, (1 mo. LIBOR + 2.750%, 1.00% Floor), 4.01%, 12/07/23		527	528,173
Berlin Packaging LLC, 2017 Term Loan B, (1 mo. LIBOR + 3.250%, 1.00% Floor), 4.49%, 10/01/21 (f)		585	586,589
Berry Plastics Group, Inc., Term Loan M, (1 mo. LIBOR + 2.250%), 3.48%, 10/01/22 (f)		5,035	5,035,928
BWAY Holding Co., 2017 Term Loan B, (1 mo. LIBOR + 3.250%), 4.48%, 4/03/24 (f)		1,799	1,799,558

See Notes to Financial Statements.

14	ANNUAL REPORT	AUGUST 31, 2017

Consolidated Schedule of Investments (continued)	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)

Floating Rate Loan Interests	Par (000)		Value
Containers & Packaging (continued)
Flex Acquisition Co., Inc., 1st Lien Term Loan, (3 mo. LIBOR + 3.000%, 1.00% Floor), 4.30%, 12/29/23	USD	1,182	$1,179,673
Proampac PG Borrower LLC, 2016 1st Lien Term Loan, (3 mo. LIBOR + 4.000%, 1.00% Floor), 5.31%, 11/18/23		493	498,050

			9,627,971
Distributors — 0.7%
American Builders & Contractors Supply Co., Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.500%), 3.74%, 10/31/23 (f)		2,674	2,676,265
American Tire Distributors Holdings, Inc., 2015 Term Loan, (1 mo. LIBOR + 4.250%, 1.00% Floor), 5.49%, 9/01/21 (f)		930	936,339

			3,612,604
Diversified Consumer Services — 4.7%
AI Aqua Merger Sub, Inc., 2017 Incremental Term Loan, 12/13/23 (i)		2,095	2,098,939
Ascend Learning LLC, 2017 Term Loan B, (3 mo. LIBOR + 3.250%, 1.00% Floor), 4.53%, 7/12/24 (f)		1,165	1,168,879
Bright Horizons Family Solutions, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.250%), 3.49%, 11/07/23 (f)		2,948	2,957,055
Equian LLC:
Delayed Draw Term Loan, (3 mo. LIBOR + 3.750%, 1.00% Floor), 5.05%, 5/20/24		200	202,117
Term Loan B, (3 mo. LIBOR + 3.750%, 1.00% Floor), 5.07%, 5/20/24		1,302	1,313,748
J.D. Power and Associates, 1st Lien Term Loan, (2 mo. LIBOR + 4.250%, 1.00% Floor), 5.55%, 9/07/23		1,411	1,413,202
Serta Simmons Bedding LLC (f):
1st Lien Term Loan, (3 mo. LIBOR + 3.500%, 1.00% Floor), 4.80%, 11/08/23		5,006	4,858,566
2nd Lien Term Loan, (3 mo. LIBOR + 8.000%, 1.00% Floor), 9.31%, 11/08/24		1,604	1,547,225
ServiceMaster Co., 2016 Term Loan B, (1 mo. LIBOR + 2.500%), 3.74%, 11/08/23 (f)		4,169	4,172,177
Spin Holdco, Inc., 2017 Term Loan B, (2 mo. LIBOR + 3.750%, 1.00% Floor), 5.01%, 11/14/22 (f)		1,173	1,176,106
Wand Intermediate I LP, 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.000%, 1.00% Floor), 4.24%, 9/17/21		1,379	1,386,585
Weight Watchers International, Inc., Term Loan B2, (3 mo. LIBOR + 3.250%), 4.49%, 4/02/20 (f)		4,003	3,908,967

			26,203,566
Diversified Financial Services — 1.6%
AlixPartners LLP, 2017 Term Loan B, (3 mo. LIBOR + 3.000%, 1.00% Floor), 4.30%, 4/04/24 (f)		2,648	2,660,492
Diamond (BC) BV, Term Loan, (1 mo. LIBOR + 3.50%), 4.32%, 7/12/24 (f)		2,315	2,299,096
Diamond US Holding LLC, 2017 Term Loan B, (3 mo. LIBOR + 3.250%, 1.00% Floor), 4.55%, 3/29/24		953	953,663

Floating Rate Loan Interests	Par (000)		Value
Diversified Financial Services (continued)
Kingpin Intermediate Holdings LLC, 2017 1st Lien Term Loan B, (1 mo. LIBOR + 4.250%, 1.00% Floor), 5.49%, 6/28/24 (f)	USD	1,570	$1,581,116
Nomad Foods Europe Midco Ltd., Term Loan B, (1 mo. LIBOR + 2.750%), 3.98%, 4/18/24 (f)		880	883,027
SAM Finance Luxembourg Sarl, Term Loan, (3 mo. LIBOR + 3.250%, 1.00% Floor), 4.50%, 12/17/20 (f)		641	641,705

			9,019,099
Diversified Telecommunication Services — 7.0%
CenturyLink, Inc., 2017 Term Loan B, 2.75%, 1/31/25		13,200	12,908,544
Consolidated Communications, Inc., 2016 Term Loan B, (1 mo. LIBOR + 3.000%, 1.00% Floor), 4.24%, 10/04/23 (f)		787	772,182
Frontier Communications Corp., 2017 Term Loan B1, (1 mo. LIBOR + 3.750%), 4.99%, 6/15/24 (f)		1,769	1,689,395
Hargray Communications Group, Inc., 2017 Term Loan B, (1 mo. LIBOR + 3.000%, 1.00% Floor), 4.24%, 5/16/24 (f)		1,515	1,514,530
Level 3 Financing, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.250%), 3.49%, 2/22/24 (f)		8,255	8,247,240
Sprint Communications, Inc., 1st Lien Term Loan B, (1 mo. LIBOR + 2.500%), 3.75%, 2/02/24 (f)		2,898	2,897,738
Telenet International Finance Sarl, Term Loan AI, (1 mo. LIBOR + 2.750%), 3.98%, 6/30/25 (f)		6,045	6,054,249
Telesat Canada, Term Loan B4, (3 mo. LIBOR + 3.000%), 4.30%, 11/17/23		1,138	1,146,142
Virgin Media Investment Holdings Ltd., Term Loan J, (1 mo. LIBOR + 3.500%), 3.75%, 1/31/26 (f)	GBP	2,830	3,669,492

			38,899,512
Electric Utilities — 2.0%
Energy Future Intermediate Holding Co. LLC, 2017 DIP Term Loan, (1 mo. LIBOR + 3.000%, 1.00% Floor), 4.23%, 6/30/18 (f)	USD	6,640	6,666,560
PrimeLine Utility Services LLC, Term Loan, (2 mo. LIBOR + 5.500%, 1.00% Floor), 6.76%, 11/12/22		1,363	1,357,542
TEX Operations Co. LLC (f):
Exit Term Loan B, (1 mo. LIBOR + 2.750%), 3.98%, 8/04/23		2,051	2,051,065
Exit Term Loan C, (1 mo. LIBOR + 2.750%), 3.98%, 8/04/23		471	471,248
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc., Term Loan, 11/10/17 (a)(i)		1,710	—
Vistra Operations Co. LLC, 2016 Term Loan B2, (1 mo. LIBOR + 2.750%), 3.98%, 12/14/23 (f)		722	722,407

			11,268,822
Electrical Equipment — 0.7%
Gates Global LLC, 2017 Term Loan B, (3 mo. LIBOR + 3.250%, 1.00% Floor), 4.55%, 4/01/24 (f)		4,016	4,027,837

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2017	15

Consolidated Schedule of Investments (continued)	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)

Floating Rate Loan Interests	Par (000)		Value
Energy Equipment & Services — 0.9%
Exgen Texas Power LLC, Term Loan B, (3 mo. LIBOR + 4.750%, 1.00% Floor), 6.05%, 9/16/21 (f)	USD	852	$573,335
Gavilan Resources LLC, 2nd Lien Term Loan, (1 mo. LIBOR + 6.000%, 1.00% Floor), 7.23%, 3/01/24 (f)		2,550	2,400,188
Seadrill Partners Finco LLC, Term Loan B, (3 mo. LIBOR + 3.000%, 1.00% Floor), 4.30%, 2/21/21 (f)		656	421,428
Weatherford International Ltd., Term Loan, (1 mo. LIBOR + 2.300%), 3.54%, 7/13/20 (a)(f)		1,369	1,300,345

			4,695,296
Food & Staples Retailing — 2.2%
Albertsons LLC, 2017 Term Loan B4, (1 mo. LIBOR + 2.750%), 3.99%, 8/25/21 (f)		2,052	1,989,801
BJ’s Wholesale Club, Inc. (f):
2017 1st Lien Term Loan, (3 mo. LIBOR + 3.750%, 1.00% Floor), 4.97%, 2/03/24		2,365	2,275,055
2017 2nd Lien Term Loan, (3 mo. LIBOR + 7.500%, 1.00% Floor), 8.71%, 2/03/25		229	220,092
Rite Aid Corp. (f):
2nd Lien Term Loan, (1 mo. LIBOR + 4.750%, 1.00% Floor), 5.99%, 8/21/20		1,247	1,255,871
2nd Lien Term Loan, (1 mo. LIBOR + 3.875%, 1.00% Floor), 5.12%, 6/21/21		2,373	2,382,379
US Foods, Inc., 2016 Term Loan B, (1 mo. LIBOR + 2.750%), 3.99%, 6/27/23 (f)		4,165	4,178,123

			12,301,321
Food Products — 3.2%
Chobani LLC, 1st Lien Term Loan, (1 mo. LIBOR + 4.250%, 1.00% Floor), 5.49%, 10/07/23 (f)		2,491	2,507,250
Dole Food Co., Inc., 2017 Term Loan B, (3 mo. LIBOR + 2.750%, 1.00% Floor), 4.01%, 4/06/24 (f)		1,060	1,061,993
Hostess Brands LLC, 2017 Term Loan, (1 mo. LIBOR + 2.500%), 3.74%, 8/03/22 (f)		2,761	2,767,392
JBS USA LLC, 2017 Term Loan B, (2 mo. LIBOR + 2.500%), 3.80%, 10/30/22 (f)		3,711	3,666,570
Pinnacle Foods Finance LLC, 2017 Term Loan B, (1 mo. LIBOR + 2.000%), 3.23%, 2/02/24 (f)		2,627	2,632,395
Reddy Ice Corp. (f):
1st Lien Term Loan, (3 mo. LIBOR + 5.500%), 6.88%, 5/01/19		1,583	1,560,743
2nd Lien Term Loan, (3 mo. LIBOR + 9.500%), 10.81%, 11/01/19		532	498,085
Reynolds Group Holdings, Inc., 2017 Term Loan, (1 mo. LIBOR + 3.000%), 4.24%, 2/05/23 (f)		3,222	3,223,127

			17,917,555
Health Care Equipment & Supplies — 3.7%
Alere, Inc. (f):
2015 Term Loan A, (1 mo. LIBOR + 3.000%), 4.24%, 6/18/20		446	445,857
2015 Term Loan B, (1 mo. LIBOR + 3.250%, 1.00% Floor), 4.49%, 6/18/22		1,886	1,881,623

Floating Rate Loan Interests	Par (000)		Value
Health Care Equipment & Supplies (continued)
Cotiviti Corp., Term Loan B, (3 mo. LIBOR + 2.500%), 3.80%, 9/28/23 (f)	USD	1,644	$1,647,180
DJO Finance LLC, 2015 Term Loan, (1 mo. LIBOR + 3.250%, 1.00% Floor), 4.49%, 6/08/20 (f)		5,260	5,232,960
Immucor, Inc., Extended Term Loan B, (1 mo. LIBOR + 5.000%, 1.00% Floor), 6.24%, 6/15/21 (f)		2,744	2,778,745
Mallinckrodt International Finance SA, Term Loan B, (3 mo. LIBOR + 2.750%), 4.05%, 9/24/24 (f)		1,673	1,674,245
National Vision, Inc., 1st Lien Term Loan, (1 mo. LIBOR + 3.000%, 1.00% Floor), 4.24%, 3/12/21 (f)		3,404	3,411,113
Ortho-Clinical Diagnostics, Inc., Term Loan B, (3 mo. LIBOR + 3.750%, 1.00% Floor), 5.05%, 6/30/21 (f)		3,356	3,361,774

			20,433,497
Health Care Providers & Services — 6.8%
Acadia Healthcare Co., Inc. (f):
Term Loan B, (1 mo. LIBOR + 2.750%), 3.99%, 2/11/22		457	459,850
Term Loan B2, (1 mo. LIBOR + 2.750%), 3.98%, 2/16/23		2,128	2,138,238
Auris Luxembourg III Sarl, 2017 Term Loan B7, (3 mo. LIBOR + 3.000%, 1.00% Floor), 4.30%, 1/17/22 (f)		2,432	2,433,693
CHG Healthcare Services, Inc., 2017 Term Loan B, (3 mo. LIBOR + 3.250%, 1.00% Floor), 4.51%, 6/07/23 (f)		3,382	3,406,133
Community Health Systems, Inc., Term Loan G, (3 mo. LIBOR + 2.750%, 1.00% Floor), 4.07%, 12/31/19 (f)		1,059	1,055,368
Curo Health Services Holdings, Inc., 2015 1st Lien Term Loan, (3 mo. LIBOR + 4.000%, 1.00% Floor), 5.26%, 2/07/22 (f)		824	824,061
DaVita HealthCare Partners, Inc., Term Loan B, (1 mo. LIBOR + 2.750%), 3.99%, 6/24/21 (f)		2,038	2,050,398
DuPage Medical Group, Ltd. (a):
1st Lien Term Loan, (3 mo. LIBOR + 3.000%), 4.32%, 8/15/24		1,135	1,132,163
2nd Lien Term Loan, (3 mo. LIBOR + 7.000%), 8.32%, 8/15/25		395	393,025
Envision Healthcare Corp., 2016 Term Loan B, (3 mo. LIBOR + 3.000%), 4.30%, 12/01/23 (f)		7,582	7,633,078
Explorer Holdings, Inc., 2016 Term Loan B, 5/02/23 (i)		1,080	1,084,050
HC Group Holdings III, Inc., Term Loan B, (3 mo. LIBOR + 5.000%, 1.00% Floor), 6.32%, 4/07/22 (a)(f)		1,427	1,433,709
HCA, Inc., Term Loan B9, (1 mo. LIBOR + 2.000%), 3.24%, 3/17/23 (f)		2,179	2,185,368
Iasis Healthcare LLC, Term Loan B3, (3 mo. LIBOR + 4.000%), 5.30%, 2/16/21 (f)		334	334,914
MPH Acquisition Holdings LLC, 2016 Term Loan B, (3 mo. LIBOR + 3.000%, 1.00% Floor), 4.30%, 6/07/23 (f)		2,491	2,500,087
National Mentor Holdings, Inc., Term Loan B, (3 mo. LIBOR + 3.000%), 4.30%, 1/31/21		483	485,543

See Notes to Financial Statements.

16	ANNUAL REPORT	AUGUST 31, 2017

Consolidated Schedule of Investments (continued)	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)

Floating Rate Loan Interests	Par (000)		Value
Health Care Providers & Services (continued)
nThrive, Inc., 2016 1st Lien Term Loan, (1 mo. LIBOR + 4.500%, 1.00% Floor), 5.74%, 10/20/22 (a)(f)	USD	1,633	$1,639,626
NVA Holdings, Inc., 1st Lien Term Loan B2, (3 mo. LIBOR + 3.500%), 4.80%, 8/14/21 (f)		1,498	1,503,742
Surgery Center Holdings, Inc., 2017 Term Loan B, (1 mo. LIBOR + 3.250%, 1.00% Floor), 4.49%, 6/06/24 (f)		860	851,039
Team Health Holdings, Inc., 1st Lien Term Loan, (1 mo. LIBOR + 2.750%, 1.00% Floor), 3.99%, 2/06/24 (f)		1,455	1,435,475
Vizient, Inc., 2017 Term Loan B, (1 mo. LIBOR + 3.500%, 1.00% Floor), 4.73%, 2/13/23 (f)		1,817	1,835,065
WP CityMD Bidco LLC, 1st Lien Term Loan, (3 mo. LIBOR + 4.000%, 1.00% Floor), 5.30%, 5/25/24		950	952,375

			37,767,000
Health Care Technology — 1.9%
Change Healthcare Holdings, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.750%, 1.00% Floor), 3.99%, 3/01/24 (f)		6,461	6,457,557
Press Ganey Holdings, Inc. (f):
1st Lien Term Loan, (1 mo. LIBOR + 3.250%, 1.00% Floor), 4.49%, 10/21/23 (a)		1,358	1,363,268
2nd Lien Term Loan, (1 mo. LIBOR + 7.250%, 1.00% Floor), 8.49%, 10/21/24		495	504,282
Quintiles IMS, Inc., 2017 Term Loan B, (3 mo. LIBOR + 2.000%), 3.30%, 3/07/24		2,357	2,370,565

			10,695,672
Hotels, Restaurants & Leisure — 8.4%
Amaya Holdings BV (f):
2nd Lien Term Loan, (3 mo. LIBOR + 7.000%, 1.00% Floor), 8.30%, 8/01/22		839	841,118
Repriced Term Loan B, (3 mo. LIBOR + 3.500%, 1.00% Floor), 4.80%, 8/01/21		2,730	2,736,701
Boyd Gaming Corp., Term Loan B3, (1 Week LIBOR + 2.500%), 3.70%, 9/15/23 (f)		1,991	1,992,964
Bronco Midstream Funding LLC, Term Loan B, (3 mo. LIBOR + 4.000%, 1.00% Floor), 5.32%, 8/15/20 (f)		2,217	2,236,508
Burger King Newco Unlimited Liability Co., Term Loan B3, (3 mo. LIBOR + 2.250%, 1.00% Floor), 3.55%, 2/16/24 (f)		5,592	5,573,080
Caesars Entertainment Operating Co., Term Loan B7, 6.25%, 3/01/22 (b)(e)		2,435	3,096,102
Caesars Entertainment Resort Properties LLC, Term Loan B, (1 mo. LIBOR + 3.500%, 1.00% Floor), 4.74%, 10/11/20 (f)		7,981	8,014,170
Caesars Growth Properties Holdings LLC, 2017 Term Loan, (1 mo. LIBOR + 3.000%, 1.00% Floor), 4.24%, 5/08/21 (f)		2,029	2,033,484
CCM Merger, Inc., Term Loan B, (1 mo. LIBOR + 2.750%, 1.00% Floor), 3.99%, 8/08/21 (f)		1,332	1,334,957
CEC Entertainment, Inc., Term Loan B, 2/14/21 (i)		715	709,251

Floating Rate Loan Interests	Par (000)		Value
Hotels, Restaurants & Leisure (continued)
Cyan Blue Holdco 3 Ltd., 2017 Term Loan B, 7/26/24 (i)	USD	1,300	$1,307,319
ESH Hospitality, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.500%), 3.74%, 8/30/23 (f)		3,221	3,231,782
Four Seasons Hotels Ltd., 1st Lien Term Loan, (1 mo. LIBOR + 2.500%), 3.74%, 11/30/23 (f)		224	224,652
Gateway Casinos & Entertainment Ltd., Term Loan B1, (3 mo. LIBOR + 3.750%, 1.00% Floor), 5.05%, 2/22/23 (f)		305	305,763
Hilton Worldwide Finance LLC, Term Loan B2, (1 mo. LIBOR + 2.000%), 3.23%, 10/25/23 (f)		1,804	1,809,590
La Quinta Intermediate Holdings LLC, Term Loan B, (3 mo. LIBOR + 2.750%, 1.00% Floor), 4.05%, 4/14/21 (f)		823	824,641
Playa Resorts Holding BV, 2017 Term Loan B, (3 mo. LIBOR + 3.000%, 1.00% Floor), 4.32%, 4/05/24		1,425	1,424,401
RHP Hotel Properties LP, 2017 Term Loan B, (3 mo. LIBOR + 2.250%), 3.56%, 5/11/24 (a)(f)		1,367	1,373,408
Sabre GLBL, Inc., Incremental Term Loan B, (3 mo. LIBOR + 2.250%, 1.00% Floor), 3.49%, 2/22/24 (f)		2,572	2,580,444
Scientific Games International, Inc., 2017 Term Loan B4, (3 mo. LIBOR + 3.250%), 4.51%, 8/14/24 (f)		2,691	2,708,870
Station Casinos LLC, 2016 Term Loan B, (1 mo. LIBOR + 2.500%), 3.74%, 6/08/23		811	809,560
Yum! Brands, Inc., 1st Lien Term Loan B, (1 mo. LIBOR + 2.000%), 3.23%, 6/16/23		1,444	1,450,041

			46,618,806
Household Products — 0.7%
Spectrum Brands, Inc., 2017 Term Loan B, (3 mo. LIBOR + 2.000%), 3.31%, 6/23/22 (f)		3,845	3,859,599
Independent Power and Renewable Electricity Producers — 3.3%
AES Corp., 2017 Term Loan B, (3 mo. LIBOR + 2.000%), 3.32%, 5/24/22		1,067	1,067,325
Aria Energy Operating LLC, Term Loan, (1 mo. LIBOR + 4.500%, 1.00% Floor), 5.74%, 5/27/22		1,110	1,111,366
Calpine Construction Finance Co., LP, Term Loan B1, (1 mo. LIBOR + 2.250%), 3.74%, 5/03/20 (f)		1,044	1,040,691
Calpine Corp. (f):
Term Loan B5, (3 mo. LIBOR + 2.750%), 4.05%, 1/15/24		1,118	1,113,707
Term Loan B6, (3 mo. LIBOR + 2.750%, 1.00% Floor), 4.05%, 1/15/23		2,118	2,111,799
Term Loan B7, (3 mo. LIBOR + 2.750%), 4.05%, 5/31/23		766	763,629
Dynegy, Inc., 2017 Term Loan C, (1 mo. LIBOR + 3.250%, 1.00% Floor), 4.49%, 2/07/24 (f)		2,800	2,803,366
Granite Acquisition, Inc. (f):
Term Loan B, (3 mo. LIBOR + 4.000%, 1.00% Floor), 5.30%, 12/19/21		3,288	3,309,433
Term Loan C, (3 mo. LIBOR + 4.000%, 1.00% Floor), 5.30%, 12/19/21		148	149,287

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2017	17

Consolidated Schedule of Investments (continued)	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)

Floating Rate Loan Interests	Par (000)		Value
Independent Power and Renewable Electricity Producers (continued)
Nautilus Power LLC, Term Loan B, (1 mo. LIBOR + 4.500%), 5.74%, 4/28/24 (f)	USD	2,625	$2,638,125
Talen Energy Supply LLC (f):
2017 Term Loan B1, (1 mo. LIBOR + 4.000%, 1.00% Floor), 5.24%, 7/15/23		289	283,283
2017 Term Loan B2, (1 mo. LIBOR + 4.000%, 1.00% Floor), 5.24%, 4/15/24		575	564,763
Terra-Gen Finance Co. LLC, Term Loan B, (1 mo. LIBOR + 4.250%, 1.00% Floor), 5.49%, 12/09/21 (a)(f)		1,307	1,182,790

			18,139,564
Industrial Conglomerates — 0.8%
Cortes NP Acquisition Corp., 2017 Term Loan B, (1 mo. LIBOR + 4.000%, 1.00% Floor), 5.24%, 11/30/23 (f)		2,918	2,934,542
Sequa Corp., 1st Lien Term Loan, (3 mo. LIBOR + 5.500%, 1.00% Floor), 6.81%, 11/28/21 (f)		1,500	1,509,375

			4,443,917
Insurance — 2.4%
Alliant Holdings I, Inc., 2015 Term Loan B, (3 mo. LIBOR + 3.250%, 1.00% Floor), 4.56%, 8/12/22 (f)		2,785	2,783,072
AmWINS Group, Inc.:
2017 2nd Lien Term Loan, (1 mo. LIBOR + 6.750%, 1.00% Floor), 7.99%, 1/25/25		822	838,440
2017 Term Loan B, (PRIME + 1.750%, 1.00% Floor), 3.99%, 1/25/24 (f)		1,871	1,871,778
AssuredPartners, Inc., 2017 Term Loan, (1 mo. LIBOR + 3.500%), 4.74%, 10/22/24 (f)		410	411,280
Edgewood Partners Insurance Center, 2017 1st Lien Term Loan B, (1 Week LIBOR + 5.000%, 1.00% Floor), 6.24%, 3/16/23 (a)		865	865,000
Hub International Ltd., Term Loan B, (3 mo. LIBOR + 3.000%, 1.00% Floor), 4.26%, 10/02/20 (f)		1,168	1,171,941
Sedgwick Claims Management Services, Inc. (f):
1st Lien Term Loan, (1 mo. LIBOR + 2.750%, 1.00% Floor), 3.99%, 3/01/21		1,964	1,964,732
2016 1st Lien Term Loan, (3 mo. LIBOR + 3.250%, 1.00% Floor), 4.55%, 3/01/21		896	897,294
2nd Lien Term Loan, (1 mo. LIBOR + 5.750%, 1.00% Floor), 6.99%, 2/28/22		1,805	1,809,513
Stratose Intermediate Holdings II LLC, 1st Lien Term Loan, (3 mo. LIBOR + 3.250%, 1.00% Floor), 4.55%, 6/22/23 (f)		730	735,475

			13,348,525
Internet & Direct Marketing Retail — 0.1%
Harbor Freight Tools USA, Inc., 2016 Term Loan B, (1 mo. LIBOR + 3.250%), 4.49%, 8/18/23 (f)		795	797,341

Floating Rate Loan Interests	Par (000)		Value
Internet Software & Services — 2.1%
Go Daddy Operating Co. LLC, 2017 Term Loan B, (1 mo. LIBOR + 2.500%), 3.73%, 2/15/24 (f)	USD	3,777	$3,783,201
GTT Communications, Inc., 2017 Add on Term Loan B, (1 mo. LIBOR + 3.250%, 1.00% Floor), 4.50%, 1/09/24 (f)		363	364,083
Inmar Holdings, Inc., 2017 1st Lien Term Loan, (2 mo. LIBOR + 3.500%, 1.00% Floor), 4.76%, 5/01/24		1,040	1,040,655
Rackspace Hosting, Inc., 2017 1st Lien Term Loan, (3 mo. LIBOR + 3.000%, 1.00% Floor), 4.31%, 11/03/23 (f)		3,602	3,604,652
TierPoint LLC, 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.750%, 1.00% Floor), 4.99%, 5/06/24 (f)		1,550	1,555,161
WaveDivision Holdings LLC, Term Loan B, (2 mo. LIBOR + 2.750%, 1.00% Floor), 4.03%, 10/15/19 (f)		1,443	1,443,075

			11,790,827
IT Services — 7.0%
Abacus Innovations Corp., Term Loan B, (1 mo. LIBOR + 2.000%), 3.25%, 8/16/23		1,378	1,380,424
Cologix, Inc., 2017 1st Lien Term Loan, (PRIME + 2.000%, 1.00% Floor), 4.46%, 3/20/24		1,766	1,762,627
First Data Corp. (f):
2017 Term Loan, (1 mo. LIBOR + 2.500%), 3.74%, 4/26/24		10,964	10,964,494
2022 Term Loan, (1 mo. LIBOR + 2.250%), 3.49%, 7/08/22		838	836,957
Term Loan A, (1 mo. LIBOR + 2.000%), 3.24%, 6/02/20		635	634,578
IG Investment Holdings LLC, 2017 Term Loan, (3 mo. LIBOR + 4.000%, 1.00% Floor), 5.30%, 10/31/21 (f)		2,728	2,743,312
NeuStar, Inc. (i):
Term Loan B1, 1/08/20		244	245,258
Term Loan B2, 3/01/24		776	781,427
Optiv Security, Inc. (f):
1st Lien Term Loan, (3 mo. LIBOR + 3.250%), 4.56%, 2/01/24		3,688	3,349,492
2nd Lien Term Loan, (3 mo. LIBOR + 7.250%), 8.56%, 2/01/25		1,141	1,012,501
Peak 10, Inc. (f):
2017 1st Lien Term Loan, (3 mo. LIBOR + 3.500%, 1.00% Floor), 4.81%, 8/01/24		1,370	1,364,863
2017 2nd Lien Term Loan, (3 mo. LIBOR + 7.250%, 1.00% Floor), 8.56%, 8/01/25		1,620	1,630,805
TKC Holdings, Inc., 2017 Term Loan, (1 mo. LIBOR + 4.250%), 5.49%, 2/01/23 (f)		2,289	2,295,695
Vantiv LLC, 2014 Term Loan B, (1 mo. LIBOR + 2.500%), 3.73%, 10/14/23 (f)		1,101	1,101,899
VF Holding Corp., Reprice Term Loan, (3 mo. LIBOR + 3.250%, 1.00% Floor), 4.55%, 6/30/23 (f)		4,764	4,778,292
WEX, Inc., 2017 Term Loan B2, (1 mo. LIBOR + 2.750%), 3.99%, 6/30/23 (f)		3,742	3,767,011

			38,649,635
Leisure Products — 0.2%
MND Holdings III Corp., 2017 Term Loan B, (3 mo. LIBOR + 4.500%, 1.00% Floor), 5.80%, 6/19/24 (a)		800	810,000

See Notes to Financial Statements.

18	ANNUAL REPORT	AUGUST 31, 2017

Consolidated Schedule of Investments (continued)	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)

Floating Rate Loan Interests	Par (000)		Value
Life Sciences Tools & Services — 1.0%
Albany Molecular Research, Inc. (f):
2017 1st Lien Term Loan, (1 mo. LIBOR + 3.250%), 4.25%, 7/19/24	USD	1,991	$1,991,000
2017 2nd Lien Term Loan, (1 mo. LIBOR + 7.000%), 8.31%, 7/19/25		905	916,312
Parexel International Corp,, Term Loan B, 8/07/24 (i)		2,672	2,677,330

			5,584,642
Machinery — 2.6%
Clark Equipment Co., 2017 Term Loan B, (1 mo. LIBOR + 2.750%), 4.01%, 5/18/24 (f)		1,217	1,218,982
Columbus McKinnon Corp., Term Loan B, (3 mo. LIBOR + 3.000%, 1.00% Floor), 4.30%, 1/31/24 (a)(f)		217	217,821
Faenza Acquisition GmbH:
Term Loan B1, (3 mo. LIBOR + 2.750%, 1.00% Floor), 4.07%, 8/30/20		911	912,285
Term Loan B3, (3 mo. LIBOR + 2.750%, 1.00% Floor), 4.07%, 8/30/20		276	276,679
Gardner Denver, Inc., 2017 Term Loan B, (3 mo. LIBOR + 2.750%), 4.01%, 7/30/24 (f)		2,400	2,396,572
Hayward Industries, Inc., Term Loan B, 7/18/24 (i)		1,639	1,645,865
Infiltrator Systems, Inc., 2016 Term Loan B, (3 mo. LIBOR + 3.500%, 1.00% Floor), 4.80%, 5/27/22 (f)		1,963	1,974,712
Manitowoc Foodservice, Inc., 2016 Term Loan B, (1 Week LIBOR + 3.000%), 4.24%, 3/03/23 (f)		114	114,692
Mueller Water Products, Inc., 2017 Term Loan B, (3 mo. LIBOR + 2.500%), 3.74%, 11/25/21 (f)		780	783,005
Navistar International Corp., 2017 Term Loan B, (1 mo. LIBOR + 4.000%, 1.00% Floor), 5.24%, 8/07/20 (f)		947	952,680
Rexnord LLC, 2016 Term Loan B, (3 mo. LIBOR + 2.750%, 1.00% Floor), 4.01%, 8/21/23 (f)		2,152	2,154,943
Signode Industrial Group US, Inc., Term Loan B, (3 mo. LIBOR + 2.750%, 1.00% Floor), 3.99%, 5/04/21 (f)		859	859,312
Tecomet, Inc., 2017 Term Loan B, (3 mo. LIBOR + 3.750%, 1.00% Floor), 5.06%, 5/02/24 (f)		965	969,825

			14,477,373
Media — 13.1%
Altice Financing SA, 2017 Term Loan B, (3 mo. LIBOR + 2.750%), 4.05%, 7/15/25 (f)		1,012	1,010,832
Altice US Finance I Corp., 2017 Term Loan, (1 mo. LIBOR + 2.250%), 3.48%, 7/28/25 (f)		6,489	6,437,905
CBS Radio, Inc., Term Loan B, (1 mo. LIBOR + 3.500%, 1.00% Floor), 4.74%, 10/17/23 (f)		991	996,096
Charter Communications Operating LLC, 2016 Term Loan I Add, (1 mo. LIBOR + 2.250%), 3.49%, 1/15/24 (f)		8,255	8,291,844
CSC Holdings LLC, 2017 1st Lien Term Loan, (1 mo. LIBOR + 2.250%), 3.48%, 7/17/25 (f)		4,698	4,664,679

Floating Rate Loan Interests	Par (000)		Value
Media (continued)
DHX Media Ltd., Term Loan B, (1 mo. LIBOR + 3.750%), 4.99%, 12/29/23 (a)(f)	USD	790	$791,975
Entercom Radio LLC, 2016 Term Loan, (1 mo. LIBOR + 3.500%, 1.00% Floor), 4.73%, 11/01/23 (f)		525	525,185
Getty Images, Inc., Term Loan B, (1 Week LIBOR + 3.500%), 4.80%, 10/18/19 (f)		578	499,119
Gray Television, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.500%), 3.73%, 2/07/24 (f)		652	652,377
Hemisphere Media Holdings LLC, 2017 Term Loan B, (1 mo. LIBOR + 3.500%), 4.74%, 2/08/24		1,578	1,580,437
Houghton Mifflin Harcourt Publishing Co., 2015 Term Loan B, (1 mo. LIBOR + 3.000%, 1.00% Floor), 4.24%, 5/31/21 (f)		1,525	1,467,773
iHeartCommunications, Inc. (f):
Extended Term Loan E, (1 mo. LIBOR + 7.500%), 8.74%, 7/30/19		515	411,439
Term Loan D, (1 mo. LIBOR + 6.750%), 7.99%, 1/30/19		5,966	4,772,690
Intelsat Jackson Holdings SA, Term Loan B2, (3 mo. LIBOR + 2.750%, 1.00% Floor), 4.00%, 6/30/19 (f)		6,884	6,853,093
Learfield Communications LLC, 2016 1st Lien Term Loan, (1 mo. LIBOR + 3.250%, 1.00% Floor), 4.49%, 12/01/23 (f)		1,820	1,828,228
Liberty Cablevision of Puerto Rico LLC, 1st Lien Term Loan, (3 mo. LIBOR + 3.500%, 1.00% Floor), 4.80%, 1/07/22		1,215	1,207,406
Live Nation Entertainment, Inc., Term Loan B3, (1 mo. LIBOR + 2.250%), 3.50%, 10/31/23		481	482,172
Mediacom Illinois LLC, Term Loan K, (1 Week LIBOR + 2.250%), 3.45%, 2/15/24		1,086	1,088,737
Mission Broadcasting, Inc., 2017 Term Loan B2, (1 mo. LIBOR + 2.500%), 3.73%, 1/17/24 (f)		413	413,172
Nexstar Broadcasting, Inc., 2017 Term Loan B2, (1 mo. LIBOR + 2.500%), 3.73%, 1/17/24 (f)		3,323	3,327,196
Numericable US LLC, Term Loan B10, (3 mo. LIBOR + 3.250%), 4.56%, 1/14/25 (f)		813	815,938
PSAV Holdings LLC, Term Loan B, (2 mo. LIBOR + 3.500%, 1.00% Floor), 4.81%, 4/27/24		1,825	1,828,048
Radiate Holdco LLC, 1st Lien Term Loan, (1 mo. LIBOR + 3.000%), 4.24%, 2/01/24 (f)		1,372	1,352,127
SBA Senior Finance II LLC, Term Loan B1, (1 mo. LIBOR + 2.250%), 3.49%, 3/24/21 (f)		4,404	4,409,853
Sinclair Television Group, Inc., Term Loan B2, (1 mo. LIBOR + 2.250%), 3.49%, 1/03/24 (f)		195	195,200
Trader Corp., 2017 Term Loan B, (3 mo. LIBOR + 3.250%), 4.54%, 9/28/23 (f)		1,561	1,557,840
Tribune Media Co., Term Loan C, (1 mo. LIBOR + 3.000%), 4.24%, 1/27/24 (f)		3,696	3,702,056
Unitymedia Hessen GmbH & Co. KG, Term Loan B, 9/30/25 (i)		2,835	2,820,825

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2017	19

Consolidated Schedule of Investments (continued)	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)

Floating Rate Loan Interests	Par (000)		Value
Media (continued)
Univision Communications, Inc., Term Loan C5, (1 mo. LIBOR + 2.750%, 1.00% Floor), 3.99%, 3/15/24 (f)	USD	1,993	$1,976,147
Virgin Media Bristol LLC, Term Loan I, (1 mo. LIBOR + 2.750%), 3.98%, 1/31/25 (f)		2,585	2,590,015
William Morris Endeavor Entertainment LLC, 1st Lien Term Loan, (1 mo. LIBOR + 3.250%, 1.00% Floor), 4.49%, 5/06/21 (f)		244	244,750
Ziggo Secured Finance Partnership, Term Loan E, (1 mo. LIBOR + 2.500%), 3.73%, 4/15/25 (f)		4,205	4,192,385

			72,987,539
Metals & Mining — 0.1%
WireCo WorldGroup, Inc., 2016 1st Lien Term Loan, (3 mo. LIBOR + 5.500%, 1.00% Floor), 6.82%, 9/30/23 (f)		744	752,288
Multiline Retail — 0.6%
Eyemart Express LLC, 2017 Term Loan B, (1 mo. LIBOR + 3.000%, 1.00% Floor), 4.25%, 7/31/24 (a)		985	982,537
Hudson’s Bay Co., 2015 Term Loan B, (3 mo. LIBOR + 3.250%, 1.00% Floor), 4.55%, 9/30/22 (f)		2,208	2,119,592

			3,102,129
Oil, Gas & Consumable Fuels — 4.0%
BCP Raptor LLC, Term Loan B, (2 mo. LIBOR + 4.250%, 1.00% Floor), 5.51%, 6/24/24 (f)		1,770	1,780,319
BCP Renaissance Parent LLC, Term Loan, 12/07/24 (a)(i)		2,420	—
California Resources Corp. (f):
Second Out Term Loan, (1 mo. LIBOR + 10.375%), 11.60%, 12/31/21		3,032	3,209,015
Term Loan A, (1 mo. LIBOR + 3.000%), 4.24%, 10/01/19 (a)		2,341	2,223,882
Chesapeake Energy Corp., Term Loan, (3 mo. LIBOR + 7.500%, 1.00% Floor), 8.81%, 8/23/21 (f)		2,106	2,235,324
CITGO Holding, Inc., 2015 Term Loan B, (3 mo. LIBOR + 8.500%, 1.00% Floor), 9.80%, 5/12/18 (f)		1,055	1,061,514
Drillships Financing Holding, Inc., Term Loan B1, (2 mo. LIBOR + 5.00%), 6.06%, 3/31/21 (e)(f)		1,018	646,148
Energy Transfer Equity LP, 2017 Term Loan B, (1 mo. LIBOR + 2.750%), 3.98%, 2/02/24 (f)		3,072	3,075,270
EWT Holdings III Corp., 1st Lien Term Loan, (3 mo. LIBOR + 3.750%, 1.00% Floor), 5.05%, 1/15/21 (f)		666	672,704
MEG Energy Corp., 2017 Term Loan B, (1 mo. LIBOR + 3.500%, 1.00% Floor), 4.73%, 12/31/23 (f)		2,286	2,265,811
Moxie Patriot LLC, Term Loan B1, (3 mo. LIBOR + 5.750%), 7.05%, 12/19/20 (f)		348	322,727
PowerTeam Services LLC:
1st Lien Term Loan, (3 mo. LIBOR + 3.250%, 1.00% Floor), 4.55%, 5/06/20		500	495,061
2nd Lien Term Loan, (3 mo. LIBOR + 7.250%, 1.00% Floor), 8.55%, 11/06/20 (f)		470	465,888

Floating Rate Loan Interests	Par (000)		Value
Oil, Gas & Consumable Fuels (continued)
Ultra Resources, Inc., 1st Lien Term Loan, (3 mo. LIBOR + 3.000%, 1.00% Floor), 4.31%, 4/12/24 (f)	USD	1,043	$1,041,258
Veresen Midstream LP, 2017 Term Loan B, (1 mo. LIBOR + 3.500%, 1.00% Floor), 4.74%, 3/31/22 (f)		2,715	2,726,805

			22,221,726
Personal Products — 1.5%
Nature’s Bounty Co.:
2017 2nd Lien Term Loan, 9/15/25 (i)		1,750	1,735,423
Nature’s Bounty Co. (continued):
2017 Term Loan, 8/11/24 (i)		3,855	3,828,516
2017 Term Loan B, (3 mo. LIBOR + 3.500%, 1.00% Floor), 4.80%, 5/05/23 (f)		555	555,540
Prestige Brands, Inc., Term Loan B4, (1 mo. LIBOR + 2.750%), 3.99%, 1/26/24 (f)		1,934	1,935,823
Revlon Consumer Products Corp., 2016 Term Loan B, (1 mo. LIBOR + 3.500%), 4.74%, 9/07/23 (f)		488	437,123

			8,492,425
Pharmaceuticals — 3.5%
Akorn, Inc., Term Loan B, (1 mo. LIBOR + 4.250%, 1.00% Floor), 5.50%, 4/16/21 (a)(f)		2,483	2,511,234
Grifols Worldwide Operations USA, Inc., 2017 Acquisition Term Loan, (PRIME + 1.250%), 3.44%, 1/31/25 (f)		5,711	5,716,798
Jaguar Holding Co. II, 2015 Term Loan B, (1 mo. LIBOR + 2.750%, 1.00% Floor), 3.99%, 8/18/22 (f)		6,348	6,361,740
Valeant Pharmaceuticals International, Inc., Series F1 Term Loan B, (1 mo. LIBOR + 4.750%), 5.99%, 4/01/22 (f)		4,544	4,619,663

			19,209,435
Professional Services — 0.9%
Advantage Sales & Marketing, Inc., 2014 1st Lien Term Loan, (3 mo. LIBOR + 3.250%, 1.00% Floor), 4.55%, 7/23/21 (f)		1,749	1,680,594
Information Resources, Inc., 1st Lien Term Loan, (1 mo. LIBOR + 4.250%, 1.00% Floor), 5.49%, 1/18/24 (f)		783	787,931
SIRVA Worldwide, Inc., 2016 Term Loan, (3 mo. LIBOR + 6.500%, 1.00% Floor), 7.80%, 11/14/22 (a)(f)		817	820,980
Sterling Infosystems, Inc., 1st Lien Term Loan B, (1 mo. LIBOR + 4.250%, 1.00% Floor), 5.55%, 6/20/22 (f)		1,921	1,927,042

			5,216,547
Real Estate Investment Trusts (REITs) — 1.1%
Capital Automotive LP, 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.000%, 1.00% Floor), 4.24%, 3/24/24 (f)		770	773,497
Communications Sales & Leasing, Inc., 2017 Term Loan B, (1 mo. LIBOR + 3.000%, 1.00% Floor), 4.24%, 10/24/22 (f)		577	557,055
MGM Growth Properties Operating Partnership LP, 2016 Term Loan B, (1 mo. LIBOR + 2.250%), 3.49%, 4/25/23 (f)		4,668	4,675,888

			6,006,440

See Notes to Financial Statements.

20	ANNUAL REPORT	AUGUST 31, 2017

Consolidated Schedule of Investments (continued)	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)

Floating Rate Loan Interests	Par (000)		Value
Real Estate Management & Development — 1.5%
CityCenter Holdings LLC, 2017 Term Loan B, (3 mo. LIBOR + 2.500%), 3.73%, 4/18/24 (f)	USD	3,612	$3,616,995
DTZ US Borrower LLC, 2015 1st Lien Term Loan, (3 mo. LIBOR + 3.250%, 1.00% Floor), 4.56%, 11/04/21 (f)		1,413	1,415,518
Realogy Corp.:
2017 Term Loan B, (1 mo. LIBOR + 2.250%), 3.49%, 7/20/22 (f)		2,115	2,121,232
Term Loan A, (1 mo. LIBOR + 2.000%), 3.23%, 10/23/20		1,058	1,056,502

			8,210,247
Road & Rail — 0.2%
Road Infrastructure Investment LLC, 2016 1st Lien Term Loan, (1 mo. LIBOR + 3.500%, 1.00% Floor), 4.73%, 6/13/23 (f)		1,236	1,238,233
Semiconductors & Semiconductor Equipment — 0.6%
Cavium, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.250%), 3.48%, 8/16/22 (a)(f)		813	814,435
MaxLinear, Inc., Term Loan B, (1 mo. LIBOR + 2.500%), 3.73%, 5/12/24 (a)(f)		400	399,147
Microsemi Corp., 2015 Term Loan B, (3 mo. LIBOR + 2.250%), 3.55%, 1/15/23 (f)		420	420,819
ON Semiconductor Corp., 2017 Term Loan B, (1 mo. LIBOR + 2.250%), 3.49%, 3/31/23 (f)		750	752,355
Versum Materials, Inc., Term Loan, (3 mo. LIBOR + 2.500%), 3.80%, 9/29/23		948	951,790

			3,338,546
Software — 13.5%
Almonde, Inc., 2nd Lien Term Loan, (3 mo. LIBOR + 7.250%, 1.00% Floor), 8.57%, 6/13/25 (f)		833	846,928
Aptean, Inc., 2017 1st Lien Term Loan, (3 mo. LIBOR + 4.250%, 1.00% Floor), 5.55%, 12/20/22 (f)		1,102	1,109,821
BMC Software Finance, Inc., 2017 Term Loan, (1 mo. LIBOR + 4.000%, 1.00% Floor), 5.24%, 9/10/22 (f)		3,608	3,618,738
Cypress Intermediate Holdings III, Inc. (f):
2017 1st Lien Term Loan, (1 mo. LIBOR + 3.000%, 1.00% Floor), 4.24%, 4/27/24		920	918,343
2017 2nd Lien Term Loan, (1 mo. LIBOR + 6.750%, 1.00% Floor), 7.99%, 4/27/25		525	539,275
Dell, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.500%), 3.74%, 9/07/23 (f)		2,571	2,580,144
Digicel International Finance Ltd., 2017 Term Loan B, (3 mo. LIBOR + 3.750%), 5.07%, 5/28/24 (f)		2,187	2,206,924
DTI Holdco, Inc., 2016 Term Loan B, (3 mo. LIBOR + 5.250%, 1.00% Floor), 6.51%, 9/30/23 (f)		1,453	1,387,291
Hyland Software, Inc. (f):
2017 2nd Lien Term Loan, (1 mo. LIBOR + 7.000%), 8.24%, 7/07/25		420	426,825
2017 Term Loan, (1 mo. LIBOR + 3.250%), 4.49%, 7/01/22		1,459	1,469,805
Infor (US), Inc., Term Loan B6, (3 mo. LIBOR + 2.750%, 1.00% Floor), 4.05%, 2/01/22 (f)		3,696	3,683,854

Floating Rate Loan Interests	Par (000)		Value
Software (continued)
Informatica Corp., Term Loan, (3 mo. LIBOR + 3.500%), 4.80%, 8/05/22 (f)	USD	3,353	$3,354,727
IPS Corp., 2016 1st Lien Term Loan, (1 mo. LIBOR + 5.250%, 1.00% Floor), 6.49%, 12/20/23 (a)(f)		637	638,392
IQOR US, Inc., Term Loan B, (3 mo. LIBOR + 5.000%, 1.00% Floor), 6.30%, 4/01/21 (f)		1,293	1,279,903
Kronos, Inc. (f):
2017 Term Loan B, (3 mo. LIBOR + 3.500%, 1.00% Floor), 4.76%, 11/01/23		4,587	4,622,069
2nd Lien Term Loan, (3 mo. LIBOR + 8.250%, 1.00% Floor), 9.56%, 11/01/24		1,695	1,750,087
LANDesk Group, Inc., 2017 Term Loan B, (1 mo. LIBOR + 4.250%, 1.00% Floor), 5.49%, 1/20/24 (f)		399	393,570
MA FinanceCo. LLC, Term Loan B3, (1 mo. LIBOR + 2.750%), 3.98%, 6/21/24 (f)		261	261,095
Misys Europe SA, 1st Lien Term Loan, (3 mo. LIBOR + 3.500%), 4.82%, 6/13/24 (f)		2,925	2,937,431
Mitchell International, Inc. (f):
1st Lien Term Loan, (2 mo. LIBOR + 3.500%, 1.00% Floor), 4.76%, 10/13/20		2,100	2,103,788
2nd Lien Term Loan, (3 mo. LIBOR + 7.500%, 1.00% Floor), 8.81%, 10/11/21		1,600	1,610,496
Project Alpha Intermediate Holding, Inc., 2017 Term Loan B, (3 mo. LIBOR + 3.500%, 1.00% Floor), 4.81%, 4/26/24 (f)		3,367	3,282,825
Project Leopard Holdings, Inc., Term Loan B, (3 mo. LIBOR + 5.500%, 1.00% Floor), 6.76%, 7/07/23 (a)(f)		870	874,350
RP Crown Parent LLC, 2016 Term Loan B, (1 mo. LIBOR + 3.500%, 1.00% Floor), 4.74%, 10/12/23 (f)		2,205	2,219,910
Seattle Spinco, Inc., Term Loan B3, (3 mo. LIBOR + 2.750%), 4.03%, 6/21/24 (f)		1,765	1,763,241
SolarWinds Holdings, Inc., 2017 Term Loan, (1 mo. LIBOR + 3.500%, 1.00% Floor), 4.74%, 2/05/23 (f)		3,213	3,224,229
Solera LLC, Term Loan B, (2 mo. LIBOR + 3.250%, 1.00% Floor), 4.51%, 3/03/23 (f)		4,003	4,012,934
Sophia LP, 2017 Term Loan B, (3 mo. LIBOR + 3.250%, 1.00% Floor), 4.55%, 9/30/22 (f)		3,630	3,624,203
SS&C Technologies, Inc. (f):
2017 Term Loan B1, (1 mo. LIBOR + 2.250%), 3.49%, 7/08/22		4,473	4,488,966
2017 Term Loan B2, (1 mo. LIBOR + 2.250%), 3.49%, 7/08/22		234	234,383
Synchronoss Technologies, Inc., Term Loan, (3 mo. LIBOR + 4.500%), 5.76%, 1/19/24 (f)		848	835,157
Tempo Acquisition LLC, Term Loan, (1 mo. LIBOR + 3.000%), 4.23%, 5/01/24 (f)		3,330	3,339,990
Tibco Software Inc., Repriced Term Loan B, (1 mo. LIBOR + 3.500%, 1.00% Floor), 4.74%, 12/04/20 (f)		2,420	2,425,165
Trans Union LLC, Term Loan B3, (1 mo. LIBOR + 2.000%), 3.24%, 4/07/23 (f)		5,298	5,299,119

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2017	21

Consolidated Schedule of Investments (continued)	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)

Floating Rate Loan Interests	Par (000)		Value
Software (continued)
Veritas Bermuda Ltd., Repriced Term Loan B, (3 mo. LIBOR + 4.500%, 1.00% Floor), 5.80%, 1/27/23 (f)	USD	1,837	$1,849,767

			75,213,745
Specialty Retail — 2.1%
Academy Ltd., 2015 Term Loan B, (3 mo. LIBOR + 4.000%, 1.00% Floor), 5.23%, 7/01/22 (f)		719	478,611
Bass Pro Group LLC, Asset Sale Term Loan, (3 mo. LIBOR + 4.750%), 6.05%, 6/09/18 (f)		665	665,419
Leslie’s Poolmart, Inc., 2016 Term Loan, (3 mo. LIBOR + 3.750%, 1.00% Floor), 5.06%, 8/16/23 (f)		2,006	2,005,521
Michaels Stores, Inc., 2016 Term Loan B1, (1 mo. LIBOR + 2.750%, 1.00% Floor), 3.99%, 1/30/23 (f)		2,009	2,004,311
Party City Holdings, Inc., 2016 Term Loan, (3 mo. LIBOR + 3.000%), 4.30%, 8/19/22 (f)		1,956	1,957,179
Petco Animal Supplies, Inc., 2017 Term Loan B, (3 mo. LIBOR + 3.000%, 1.00% Floor), 4.31%, 1/26/23 (f)		1,684	1,414,154
PetSmart, Inc., Term Loan B2, (1 mo. LIBOR + 3.000%, 1.00% Floor), 4.24%, 3/11/22 (f)		183	160,664
Staples, Inc., 2017 Term Loan B, 8/06/24 (i)		3,110	3,093,735
Things Remembered, Inc., 2016 Term Loan, (PIK + 1.000%), 2.24%, 2/29/20 (a)(f)(g)		1,043	104,264

			11,883,858
Technology Hardware, Storage & Peripherals — 0.3%
Western Digital Corp., 2017 Term Loan B, (3 mo. LIBOR + 2.750%), 3.98%, 4/29/23 (f)		1,474	1,481,216
Textiles, Apparel & Luxury Goods — 0.4%
Ascend Performance Materials Operations LLC, Term Loan B, (3 mo. LIBOR + 5.250%), 6.55%, 8/12/22 (a)(f)		2,409	2,421,389
Trading Companies & Distributors — 1.3%
Beacon Roofing Supply, Inc., Term Loan B, (3 mo. LIBOR + 2.750%), 3.98%, 10/01/22 (f)		1,376	1,380,523
HD Supply Waterworks Ltd., 2017 Term Loan B, (6 mo. LIBOR + 3.000%, 1.00% Floor), 4.46%, 8/01/24 (f)		2,380	2,382,975
HD Supply, Inc. (f):
Term Loan B1, (1 mo. LIBOR + 2.250%), 3.49%, 8/13/21		2,365	2,364,394
Term Loan B2, (1 mo. LIBOR + 2.500%), 3.74%, 10/17/23		1,027	1,028,778
Nexeo Solutions LLC, 2017 Term Loan B, (3 mo. LIBOR + 3.750%), 5.05%, 6/09/23 (f)		248	248,667

			7,405,337

Floating Rate Loan Interests	Par (000)	Value
Transportation — 0.2%
Gruden Acquisition, Inc., 2017 Term Loan, (1 mo. LIBOR + 5.500%, 1.00% Floor), 6.80%, 8/18/22 (f)	1,151	$1,133,202
Wireless Telecommunication Services — 2.8%
GEO Group, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.250%), 3.49%, 3/22/24 (f)	2,439	2,439,912
Ligado Networks LLC, PIK Exit Term Loan (9.75% PIK), 9.75%, 12/07/20 (g)	8,235	7,835,475
LTS Buyer LLC, 1st Lien Term Loan, (3 mo. LIBOR + 3.250%), 4.55%, 4/13/20 (f)	5,380	5,385,319

		15,660,706
Total Floating Rate Loan Interests — 135.9%		755,682,431

Other Interests (h)	Beneficial Interest (000)
Auto Components — 0.0%
Intermet Liquidating Trust, Class A (a)	256	3
IT Services — 0.0%
Millennium Lender Claims (a)(b)	3,115	—
Total Other Interests — 0.0%		3

Trust Preferred	Shares
Diversified Financial Services — 0.3%
GMAC Capital Trust I, Series 2, 7.10%, 2/15/40	60,894	1,585,934
Total Preferred Securities — 0.3%		1,585,934

Rights — 0.0%
Electric Utilities — 0.0%
Tex Energy LLC (a)	46,682	49,016

Warrants — 0.0%
Software — 0.0%
HMH Holdings/EduMedia (Issued/exercisable 3/09/10, 19 Shares for 1 Warrant, Expires 6/22/19, Strike Price $42.27) (a)	2,406	168
Total Long-Term Investments (Cost — $816,251,342) — 146.2%		812,908,014

Short-Term Securities
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.89% (j)(k)	3,819,454	3,819,454
Total Short-Term Securities (Cost — $3,819,454) — 0.7%		3,819,454
Options Purchased (Cost — $146,934) — 0.0%		38,466
Total Investments (Cost — $820,217,730) — 146.9%		816,765,934
Liabilities in Excess of Other Assets — (46.9)%		(260,793,726)

Net Assets — 100.0%		$555,972,208

Notes to Consolidated Schedule of Investments

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

(b)	Non-income producing security.

See Notes to Financial Statements.

22	ANNUAL REPORT	AUGUST 31, 2017

Consolidated Schedule of Investments (continued)	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)

(c)	Floating rate security. Rate shown is the rate in effect as of period end.

(d)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	Issuer filed for bankruptcy and/or is in default.

(f)	Variable rate security. Rate shown is the rate in effect as of period end.

(g)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.

(h)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.

(i)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.

(j)	Annualized 7-day yield as of period end.

(k)	During the year ended August 31, 2017, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the Fund were as follows:

Affiliate	Shares Held at August 31, 2016	Shares Purchased		Shares Sold	Shares Held at August 31, 2017	Value at August 31, 2017	Income	Net Realized Gain[1]	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	—	3,819,454	[2]	—	3,819,454	$3,819,454	$9,434	$13	—
BlackRock Liquidity Funds, TempFund, Institutional Class	1,859,207	—		(1,859,207)[3]	—	—	—	—	—
iShares iBoxx $ High Yield Corporate Bond ETF	27,839	—		(27,839)	—	—	31,812	2,741	$(26,532)
Total						$3,819,454	$41,246	$2,754	$(26,532)

[1] Includes net capital gain distributions.
[2] Represents net shares purchased.
[3] Represents net shares sold.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	3,538,582	GBP	2,694,000	HSBC Bank PLC	9/06/17	$54,861
USD	3,473,796	GBP	2,686,000	UBS AG	10/04/17	(3,025)
Net Unrealized Appreciation						$51,836

OTC Interest Rate Swaptions Purchased
Description	Counterparty	Expiration Date	Exercise Rate	Received by the Fund		Paid by the Fund		Notional Amount (000)		Value
				Rate	Frequency	Rate	Frequency
Put
10-Year Interest Rate Swap, 9/03/27	JPMorgan Chase Bank N.A.	9/01/17	2.65%	3-Month LIBOR	Quarterly	2.65%	Semi-annual	USD	3,300	—
10-Year Interest Rate Swap, 9/03/27	JPMorgan Chase Bank N.A.	9/01/17	2.75%	3-Month LIBOR	Quarterly	2.75%	Semi-annual	USD	3,300	—
10-Year Interest Rate Swap, 12/10/27	JPMorgan Chase Bank N.A.	12/08/17	2.48%	3-Month LIBOR	Quarterly	2.48%	Semi-annual	USD	1,650	$3,963
10-Year Interest Rate Swap, 12/10/27	JPMorgan Chase Bank N.A.	12/08/17	2.78%	3-Month LIBOR	Quarterly	2.78%	Semi-annual	USD	4,950	3,030
10-Year Interest Rate Swap, 12/10/27	JPMorgan Chase Bank N.A.	12/08/17	2.78%	3-Month LIBOR	Quarterly	2.78%	Semi-annual	USD	300	184
10-Year Interest Rate Swap, 3/02/28	JPMorgan Chase Bank N.A.	2/28/18	2.52%	3-Month LIBOR	Quarterly	2.52%	Semi-annual	USD	4,800	25,226
10-Year Interest Rate Swap, 3/02/28	JPMorgan Chase Bank N.A.	2/28/18	2.62%	3-Month LIBOR	Quarterly	2.62%	Semi-annual	USD	1,600	6,063
Total										$38,466

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2017	23

Consolidated Schedule of Investments (continued)	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)

OTC Options Purchased
Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Marsico Parent Superholdco LLC	Goldman Sachs & Co.	44	12/14/19	USD	942.86	USD	—	—

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Consolidated Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	$54,861	—	—	$54,861
Options purchased	Investments at value — unaffiliated[1]	—	—	—	—	$38,466	—	38,466

Total		—	—	—	$54,861	$38,466	—	$93,327

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	$3,025	—	—	$3,025
[1] Includes options purchased at value as reported in the Consolidated Schedule of Investments.

For the year ended August 31, 2017, the effect of derivative financial instruments in the Consolidated Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	—	$79,532	—	$79,532
Forward foreign currency exchange contracts	—	—	—	$(166,752)	—	—	(166,752)
Options purchased[1]	—	—	—	—	(36,900)	—	(36,900)
Swap	—	$261,866	—	—	11,325	—	273,191

Total	—	$261,866	—	$(166,752)	$53,957	—	$149,071

[1] Options purchased are included in net realized gain (loss) from investments.

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	$1,521	—	$1,521
Forward foreign currency exchange contracts	—	—	—	$42,662	—	—	42,662
Options purchased[1]	—	—	—	—	(65,466)	—	(65,466)
Swap	—	—	—	—	(30,617)	—	(30,617)

Total	—	—	—	$42,662	$(94,562)	—	$(51,900)

[1] Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$996,375
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$7,972,959
Average amounts sold — in USD	$1,892,464
Options:
Average notional value of swaption contracts purchased	$8,800,000
Credit default swaps:
Average notional amount — sell protection	$1,317,000
Interest rate swaps:
Average notional amount — pays fixed rate	$2,168,750
Total return swaps:
Average notional amount	$142,500

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Consolidated Notes to Financial Statements.

See Notes to Financial Statements.

24	ANNUAL REPORT	AUGUST 31, 2017

Consolidated Schedule of Investments (continued)	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities
Forward foreign currency exchange contracts	$54,861		$3,025
Options	38,466	[1]	—

Total derivative assets and liabilities in the Consolidated Statement of Assets and Liabilities	$93,327		$3,025

Derivatives not subject to a master netting agreement or similar agreement (“MNA”)	—		—

Total derivative assets and liabilities subject to an MNA	$93,327		$3,025

[1]    Includes options purchased at value which is included in Investments at value — unaffiliated in the Consolidated Statements of Assets and Liabilities and reported in the Consolidated Schedule of Investments.

The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[1,3]
HSBC Bank PLC	$54,861	—	—	—	$54,861
JPMorgan Chase Bank N.A.	38,466	—	—	—	38,466

Total	$93,327	—	—	—	$93,327

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[2,3]
UBS AG	$3,025	—	—	—	$ 3,025
[1] Net amount represents the net amount receivable from the counterparty in the event of default.
[2] Net amount represents the net amount payable to the counterparty in the event of default.
[3] Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Consolidated Notes to Financial Statements.

The following tables summarize the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$10,871,367	—	$10,871,367
Common Stocks[1]	$16,443	15,845	$478,161	510,449
Corporate Bonds	—	41,695,470	2,513,176	44,208,646
Floating Rate Loan Interests	—	724,915,065	30,767,366	755,682,431
Other Interests	—	—	3	3
Rights	—	—	49,016	49,016
Trust Preferred	1,585,934	—	—	1,585,934
Warrants	—	—	168	168
Options Purchased:
Interest Rate Contracts	—	38,466	—	38,466
Unfunded Floating Rate Loan Interests[2]	—	2,755	—	2,755
Short-Term Securities	3,819,454	—	—	3,819,454

Total	$5,421,831	$777,538,968	$33,807,890	$816,768,689

Derivative Financial Instruments[3]
Assets:
Foreign currency exchange contracts	—	$54,861	—	$54,861
Liabilities:
Foreign currency exchange contracts	—	(3,025)	—	(3,025)

Total	—	$51,836	—	$51,836

[1] See above Consolidated Schedule of Investments for values in each industry.
[2] Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.
[3] Derivative financial instruments are forward foreign currency exchange contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2017	25

Consolidated Schedule of Investments (concluded)	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, bank borrowings payable of $237,000,000 is categorized as Level 2 within the disclosure hierarchy.

During the year ended August 31, 2017, there were no transfers between Level 1 and Level 2.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Other Interests	Rights	Warrants	Total
Assets:
Opening balance, as of August 31, 2016	$2,218,460	$140,083	$1,527,870	$44,995,306	$1,562,503	—	$4,902	$50,449,124
Transfers into Level 3[1]	—	—	—	6,061,131	—	—	—	6,061,131
Transfers out of Level 3[2]	(1,967,885)	—	—	(14,593,766)	—	—	—	(16,561,651)
Accrued discounts/premiums	—	—	128	179,683	—	—	—	179,811
Net realized gain (loss)	1,250	24,806	(119,999)	(323,603)	1,752,603	—	—	1,335,057
Net change in unrealized appreciation (depreciation)[3,4]	(1,825)	347,921	976,104	353,090	(749,565)	$49,016	(4,734)	970,007
Purchases	—	—	129,073	16,744,897	—	—	—	16,873,970
Sales	(250,000)	(34,649)	—	(22,649,372)	(2,565,538)	—	—	(25,499,559)

Closing Balance, as of August 31, 2017	—	$478,161	$2,513,176	$30,767,366	$3	$49,016	$168	$33,807,890

Net change in unrealized appreciation (depreciation) on investments still held at August 31, 2017[4]	—	$367,777	$856,234	$(257,993)	$15,417	$49,016	$(4,734)	$1,025,717

1   As of August 31, 2016, the Fund used observable inputs in determining the value of certain investments. As of August 31, 2017, the Fund used significant unobservable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 2 to Level 3 in the disclosure hierarchy.

2   As of August 31, 2016, the Fund used significant unobservable inputs in determining the value of certain investments. As of August 31, 2017, the Fund used observable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 3 to Level 2 in the disclosure hierarchy.

[3] Included in the related net change in unrealized appreciation (depreciation) in the Consolidated Statements of Operations.

[4] Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at August 31, 2017 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

26	ANNUAL REPORT	AUGUST 31, 2017

Schedule of Investments August 31, 2017	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Common Stocks		Shares	Value
Chemicals — 0.0%
LyondellBasell Industries NV, Class A		37	$3,352
Diversified Financial Services — 0.1%
Kcad Holdings I Ltd. (a)(b)		546,753,936	749,053
Health Care Management Services — 0.0%
New Millennium HoldCo, Inc. (b)		8,511	9,047
Household Durables — 0.0%
Berkline Benchcraft Equity LLC (a)(c)		3,155	—
Metals & Mining — 0.0%
Ameriforge Group, Inc.		801	24,871
Total Common Stocks — 0.1%			786,323

Asset-Backed Securities	Par (000)
Asset-Backed Securities — 12.0%
AIMCO CLO, Series 2014-AA, Class DR, (3 mo. LIBOR US + 3.250%), 4.56%, 7/20/26 (d)(e)	USD	250	250,005
Allegro CLO II Ltd., Series 2014-1A, Class CR, (3 mo. LIBOR US + 3.850%), 5.16%, 1/21/27 (d)(e)		1,000	1,000,255
ALM VI Ltd., Series 2012-6A, Class B2RR, (3 mo. LIBOR US + 2.050%), 3.35%, 7/15/26 (d)(e)		1,000	1,000,305
ALM XII Ltd., Series 2015-12A, Class C1R, (3 mo. LIBOR US + 3.200%), 4.50%, 4/16/27 (d)(e)		1,000	1,003,214
ALM XIV Ltd., Series 2014-14A, Class C, (3 mo. LIBOR US + 3.450%), 4.76%, 7/28/26 (d)(e)		4,140	4,161,599
ALM XVI Ltd/ALM XVI LLC, Series 2015-16A, Class C2R, (3 mo. LIBOR US + 3.200%), 4.50%, 7/15/27 (d)(e)		270	267,652
ALM XVII Ltd., Series 2015-17A, Class D, (3 mo. LIBOR US + 6.350%), 7.65%, 1/15/28 (d)(e)		1,000	1,001,632
AmeriCredit Automobile Receivables, Series 2014-3, Class C, 2.58%, 9/08/20		4,850	4,887,194
AMMC CLO Ltd., Series 2014-15A, Class D, (3 mo. LIBOR US + 4.200%), 5.42%, 12/09/26 (d)(e)		2,000	2,030,266
Anchorage Capital CLO 3 Ltd., Series 2014-3A, Class D, (3 mo. LIBOR US + 4.750%), 6.06%, 4/28/26 (d)(e)		1,000	991,786
Anchorage Capital CLO 5 Ltd., Series 2014-5A, Class E, (3 mo. LIBOR US + 5.000%), 6.30%, 10/15/26 (d)(e)		1,000	983,913
Anchorage Capital CLO Ltd. (d)(e):
Series 2014-4A, Class CR, (3 mo. LIBOR US + 3.400%), 4.71%, 7/28/26		275	274,933
Series 2016-9A, Class D, (3 mo. LIBOR US + 4.000%), 5.30%, 1/15/29		350	354,038
Ares XXXII CLO Ltd., Series 2014-32A, Class BR, (3 mo. LIBOR US + 2.250%), 3.57%, 11/15/25 (d)(e)		1,250	1,251,928
Ballyrock CLO LLC, Series 2014-1A, Class CR, (3 mo. LIBOR US + 3.650%), 4.96%, 10/20/26 (d)(e)		280	277,654
BlueMountain CLO Ltd., Series 2012-2A, Class DR, (3 mo. LIBOR US + 4.150%), 5.47%, 11/20/28 (d)(e)		1,000	1,006,182

Asset-Backed Securities	Par (000)		Value
Asset-Backed Securities (continued)
Carlyle Global Market Strategies CLO Ltd. (d)(e):
Series 2014-3A, Class D1, (3 mo. LIBOR US + 5.100%), 6.42%, 7/27/26	USD	1,000	$999,981
Series 2014-4A, Class E, (3 mo. LIBOR US + 5.200%), 6.50%, 10/15/26		500	499,492
Series 2015-1A, Class CR, (3 mo. LIBOR US + 2.000%), 3.31%, 4/20/27		600	601,217
CIFC Funding Ltd., Series 2015-1A, Class D, (3 mo. LIBOR US + 4.000%), 5.31%, 1/22/27 (d)(e)		600	604,060
Credit Suisse ABS Repackaging Trust, Series 2013-A, Class B, 2.50%, 1/25/30 (e)		886	845,398
DCP Rights LLC, Series 2014-1A, Class A, 5.46%, 10/25/44 (e)		3,103	3,182,174
Dryden Senior Loan Fund, Series 2014-31A, Class DR, (3 mo. LIBOR US + 3.350%), 4.65%, 4/18/26 (d)(e)		250	251,342
Litigation Fee Residual Funding, 4.00%, 10/30/27 (a)		1,596	1,587,964
Madison Park Funding XIII Ltd., Series 2014-13A, Class E, (3 mo. LIBOR US + 5.000%), 6.31%, 1/19/25 (d)(e)		1,250	1,251,821
Madison Park Funding XIV Ltd., Series 2014-14A, Class E, (3 mo. LIBOR US + 4.750%), 6.06%, 7/20/26 (d)(e)		1,000	995,417
Madison Park Funding XV Ltd., Series 2014-15A, Class B1R, (3 mo. LIBOR US + 2.200%), 3.52%, 1/27/26 (d)(e)		1,500	1,502,395
Octagon Investment Partners XVIII Ltd., Series 2013-1A, Class CR, (3 mo. LIBOR US + 3.480%), 4.79%, 12/16/24 (d)(e)		1,000	1,002,276
OHA Loan Funding LLC, Series 2014-1A, Class E, 7.75%, 10/20/26 (e)		2,000	2,007,715
OneMain Financial Issuance Trust, Series 2015-2A, Class C, 4.32%, 7/18/25 (e)		4,000	4,007,345
OZLM IX Ltd., Series 2014-9A Class CR, (3 mo. LIBOR US + 3.550%), 4.86%, 1/20/27 (d)(e)		1,000	1,001,185
OZLM VII Ltd., Series 2014-7A, Class CR, (3 mo. LIBOR US + 3.500%), 4.80%, 7/17/26 (d)(e)		250	251,208
OZLM VIII Ltd., Series 2014-8A (d)(e):
Class BR, (3 mo. LIBOR US + 2.250%), 3.55%, 10/17/26		2,500	2,503,404
Class CR, (3 mo. LIBOR US + 3.400%), 4.70%, 10/17/26		500	500,263
OZLM XII Ltd., Series 2015-12A, Class C, (3 mo. LIBOR US + 3.700%), 5.01%, 4/30/27 (d)(e)		1,000	1,005,668
OZLM XV Ltd., Series 2016-15A, Class C, (3 mo. LIBOR US + 4.000%), 5.31%, 1/20/29 (d)(e)		1,000	1,009,843
Regatta V Funding Ltd., Series 2014-1A, Class BR, (3 mo. LIBOR US + 2.300%), 3.61%, 10/25/26 (d)(e)		2,000	2,004,131
Rockford Tower CLO Ltd., Series 2017-1A, Class D, (3 mo. LIBOR US + 3.250%), 4.62%, 4/15/29 (d)(e)		250	240,273

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2017	27

Schedule of Investments (continued)	BlackRock Limited Duration Income Trust (BLW)

Asset-Backed Securities	Par (000)		Value
Asset-Backed Securities (continued)
Santander Drive Auto Receivables Trust:
Series 2014-3, Class D, 2.65%, 8/17/20	USD	4,015	$4,049,719
Series 2014-4, Class C, 2.60%, 11/16/20		3,425	3,439,250
Series 2014-4, Class D, 3.10%, 11/16/20		4,500	4,571,787
Sound Point CLO IV Ltd., Series 2013-3A, Class DR, (3 mo. LIBOR US + 3.400%), 4.71%, 1/21/26 (d)(e)		800	800,372
Sound Point CLO VII Ltd., Series 2014-3A, Class D, (3 mo. LIBOR US + 3.600%), 4.91%, 1/23/27 (d)(e)		2,000	2,002,313
Symphony CLO XV Ltd., Series 2014-15A, Class CR, (3 mo. LIBOR US + 2.200%), 3.50%, 10/17/26 (d)(e)		1,250	1,252,821
Symphony CLO XVIII Ltd., Series 2016-18A, Class D, (3 mo. LIBOR US + 4.000%), 5.31%, 1/23/28 (d)(e)		1,000	1,011,197
THL Credit Wind River CLO Ltd., Series 2014-3A, Class E, (3 mo. LIBOR US + 5.600%), 6.91%, 1/22/27 (d)(e)		1,000	998,949
Venture XXI CLO Ltd., Series 2015-21A, Class D, (3 mo. LIBOR US + 3.600%), 4.90%, 7/15/27 (d)(e)		400	400,121
Venture XXVI CLO Ltd., Series 2017-26A, Class D, (3 mo. LIBOR US + 4.250%), 5.56%, 1/20/29 (d)(e)		1,000	1,017,525
Vibrant CLO IV Ltd., Series 2016-4A, Class D, (3 mo. LIBOR US + 4.500%), 5.81%, 7/20/28 (d)(e)		1,000	1,009,342
Voya CLO Ltd., Series 2014-4A, Class CR, (3 mo. LIBOR US + 3.000%), 4.30%, 10/14/26 (d)(e)		2,500	2,501,477
World Financial Network Credit Card Master Trust, Series 2012-C, Class B, 3.57%, 8/15/22		3,000	3,043,919
York CLO Ltd., Series 2016-2A, Class E, (3 mo. LIBOR US + 6.940%), 8.25%, 1/20/30 (d)(e)		1,000	1,014,663
York CLO-3 Ltd., Series 2016-1A, Class DR, (3 mo. LIBOR US + 3.600%), 4.91%, 10/20/29 (a)(d)(e)		250	250,000

			75,960,583
Interest Only Asset-Backed Securities — 0.1%
Sterling Bank Trust, Series 2004-2, Class Note, 2.08%, 3/30/30 (a)(e)		4,013	240,775
Sterling Coofs Trust, Series 2004-1, Class A, 2.00%, 4/15/29 (a)(e)		3,013	132,754

			373,529
Total Asset-Backed Securities — 12.1%			76,334,112

Corporate Bonds
Aerospace & Defense — 1.0%
Arconic, Inc.:
5.13%, 10/01/24 (f)		720	763,200
5.90%, 2/01/27		105	114,450
6.75%, 1/15/28		76	86,640
5.87%, 2/23/22		630	688,275
5.95%, 2/01/37		50	52,365
Bombardier, Inc. (e):
8.75%, 12/01/21 (f)		611	694,053
6.00%, 10/15/22 (f)		240	243,600

Corporate Bonds	Par (000)		Value
Aerospace & Defense (continued)
Bombardier, Inc. (e) (continued):
6.13%, 1/15/23	USD	296	$303,678
7.50%, 3/15/25 (f)		565	601,372
KLX, Inc., 5.88%, 12/01/22 (e)		733	768,734
Koppers, Inc., 6.00%, 2/15/25 (e)		225	238,500
Kratos Defense & Security Solutions, Inc., 7.00%, 5/15/19		89	90,335
Moog, Inc., 5.25%, 12/01/22 (e)		270	280,125
TransDigm, Inc.:
6.00%, 7/15/22 (f)		1,242	1,285,470
6.50%, 7/15/24 (f)		378	392,648
6.50%, 5/15/25		55	56,650
6.38%, 6/15/26		59	60,696

			6,720,791
Air Freight & Logistics — 0.2%
XPO Logistics, Inc.:
5.75%, 6/15/21	EUR	100	123,780
6.50%, 6/15/22 (e)(f)	USD	1,100	1,157,310

			1,281,090
Airlines — 2.1%
Air Canada Pass-Through Trust (e):
Series 2013-1, Class C, 6.63%, 5/15/18		651	667,275
Series 2015-1, Class B, 3.88%, 9/15/24 (f)		1,340	1,336,437
American Airlines Pass-Through Trust:
Series 2013-2, Class A, 4.95%, 7/15/24 (f)		2,818	3,020,875
Series 2013-2, Class B, 5.60%, 1/15/22 (e)(f)		393	410,791
Series 2017-1, Class B, 4.95%, 8/15/26		1,540	1,607,452
Avianca Holdings SA/Avianca Leasing LLC/Grupo Taca Holdings Ltd., 8.38%, 5/10/20		221	223,210
Continental Airlines Pass-Through Trust, Series 2012-3, Class C, 6.13%, 4/29/18 (f)		230	234,819
United Airlines Pass-Through Trust:
Series 2014-2, Class B, 4.63%, 3/03/24 (f)		1,972	2,036,649
Series 2015-1, Class A, 3.70%, 6/01/24		2,430	2,508,975
US Airways Pass-Through Trust, Series 2011-1, Class B, 9.75%, 4/22/20		327	353,734
Virgin Australia Trust, Series 2013-1 (e)(f):
Class A, 5.00%, 4/23/25		401	418,332
Class C, 7.13%, 10/23/18		361	370,533

			13,189,082
Auto Components — 0.6%
Allison Transmission, Inc., 5.00%, 10/01/24 (e)		28	28,840
Delphi Automotive PLC, 4.40%, 10/01/46		240	244,277
Gestamp Funding Luxembourg SA, 3.50%, 5/15/23	EUR	100	124,527
Goodyear Tire & Rubber Co., 5.00%, 5/31/26	USD	67	69,931
HP Pelzer Holding GmbH, 4.13%, 4/01/24	EUR	100	122,170
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
4.88%, 3/15/19 (f)	USD	1,314	1,327,140
6.25%, 2/01/22		259	267,094
6.75%, 2/01/24		230	242,144

See Notes to Financial Statements.

28	ANNUAL REPORT	AUGUST 31, 2017

Schedule of Investments (continued)	BlackRock Limited Duration Income Trust (BLW)

Corporate Bonds	Par (000)		Value
Auto Components (continued)
IHO Verwaltungs GmbH (g):
(2.75% Cash or 3.50% PIK), 2.75%, 9/15/21	EUR	100	$122,081
(3.25% Cash or 4.00% PIK), 3.25%, 9/15/23		100	123,039
(3.75% Cash or 4.50% PIK), 3.75%, 9/15/26		100	124,759
(4.13% Cash or 4.88% PIK), 4.13%, 9/15/21 (e)	USD	200	202,750
(4.50% Cash or 5.25% PIK), 4.50%, 9/15/23 (e)		200	203,500
Tesla, Inc., 5.30%, 8/15/25 (e)		358	353,060
ZF North America Capital, Inc., 4.75%, 4/29/25 (e)		150	157,312

			3,712,624
Automobiles — 0.4%
General Motors Co., 3.50%, 10/02/18 (f)		2,478	2,518,714
Banks — 1.8%
Allied Irish Banks PLC, (5 year EUR Swap + 3.950%), 4.13%, 11/26/25 (h)	EUR	100	127,527
Banco Espirito Santo SA (b)(c):
4.75%, 1/15/18		100	35,862
4.00%, 1/21/19		100	35,862
Banco Inbursa SA Institucion de Banca Multiple, 4.38%, 4/11/27 (e)	USD	666	668,264
Banco Popolare, 2.75%, 7/27/20	EUR	100	124,214
Bank of Ireland, (5 year EUR Swap + 3.550%), 4.25%, 6/11/24 (h)		100	125,720
Bankia SA (h):
(5 year EUR Swap + 3.166%), 4.00%, 5/22/24		200	247,757
(5 year EUR Swap + 3.350%), 3.38%, 3/15/27		100	124,016
Barclays PLC, 3.65%, 3/16/25 (f)	USD	3,600	3,623,274
CaixaBank SA, (5 year EUR Swap + 3.350%), 3.50%, 2/15/27 (h)	EUR	100	126,307
CIT Group, Inc.:
5.50%, 2/15/19 (e)(f)	USD	400	418,500
5.00%, 8/01/23		610	662,613
HSBC Holdings PLC, 4.38%, 11/23/26 (f)		395	415,237
Inversiones Atlantida SA, 8.25%, 7/28/22 (e)		370	380,175
Nordea Bank AB, 4.50%, 3/26/20	EUR	1,020	1,349,545
Santander Holdings USA, Inc., 4.50%, 7/17/25 (f)	USD	1,750	1,830,999
Santander UK Group Holdings PLC, 2.88%, 8/05/21 (f)		950	957,346

			11,253,218
Beverages — 0.5%
Anheuser-Busch InBev Finance, Inc., 3.30%, 2/01/23 (f)		3,000	3,115,354
Central American Bottling Corp., 5.75%, 1/31/27 (e)		209	221,222

			3,336,576
Biotechnology — 0.0%
Senvion Holding GmbH, 3.88%, 10/25/22	EUR	100	122,676
Building Materials — 0.1%
Tecnoglass, Inc., 8.20%, 1/31/22 (e)	USD	329	338,870
Titan Global Finance PLC, 3.50%, 6/17/21	EUR	100	127,693

			466,563

Corporate Bonds	Par (000)		Value
Building Products — 0.3%
American Builders & Contractors Supply Co., Inc. (e):
5.63%, 4/15/21	USD	76	$78,090
5.75%, 12/15/23		210	220,763
Building Materials Corp. of America (e):
5.38%, 11/15/24		45	47,025
6.00%, 10/15/25 (f)		260	279,500
CPG Merger Sub LLC, 8.00%, 10/01/21 (e)(f)		478	495,925
Masonite International Corp., 5.63%, 3/15/23 (e)(f)		404	421,170
Ply Gem Industries, Inc., 6.50%, 2/01/22		219	228,307
Standard Industries, Inc., 5.50%, 2/15/23 (e)(f)		147	154,901
USG Corp. (e):
5.50%, 3/01/25		11	11,688
4.88%, 6/01/27		198	202,950

			2,140,319
Capital Markets — 0.6%
Blackstone CQP Holdco LP (e):
6.50%, 3/20/21		2,040	2,102,770
6.00%, 8/18/21		332	331,611
LPL Holdings, Inc., 5.75%, 9/15/25 (e)		62	64,945
Morgan Stanley, 4.00%, 7/23/25 (f)		965	1,018,480

			3,517,806
Chemicals — 1.5%
Alpha 3 BV/Alpha US Bidco, Inc., 6.25%, 2/01/25 (e)(f)		800	822,000
Axalta Coating Systems Dutch Holding B BV, 3.75%, 1/15/25	EUR	100	125,376
Axalta Coating Systems LLC, 4.88%, 8/15/24 (e)	USD	239	244,378
Blue Cube Spinco, Inc.:
9.75%, 10/15/23		194	235,225
10.00%, 10/15/25		140	172,550
CF Industries, Inc.:
7.13%, 5/01/20		130	143,325
5.15%, 3/15/34		90	85,050
4.95%, 6/01/43		120	104,100
Chemours Co.:
6.63%, 5/15/23		248	263,190
7.00%, 5/15/25		112	123,480
5.38%, 5/15/27		156	162,630
Hexion, Inc., 10.38%, 2/01/22 (e)		184	179,400
Huntsman International LLC:
4.88%, 11/15/20		339	355,526
5.13%, 4/15/21	EUR	100	135,414
5.13%, 11/15/22	USD	140	148,050
Ineos Finance PLC, 4.00%, 5/01/23	EUR	100	123,207
INEOS Group Holdings SA, 5.38%, 8/01/24		100	127,182
Inovyn Finance PLC, 6.25%, 5/15/21		80	99,284
Momentive Performance Materials, Inc., 3.88%, 10/24/21 (f)	USD	1,578	1,581,945
NOVA Chemicals Corp. (e):
4.88%, 6/01/24		267	267,000
5.25%, 6/01/27		319	318,202
Platform Specialty Products Corp. (e):
10.38%, 5/01/21		53	58,101
6.50%, 2/01/22 (f)		1,693	1,756,487
PQ Corp., 6.75%, 11/15/22 (e)(f)		373	403,772
PSPC Escrow Corp., 6.00%, 2/01/23	EUR	100	124,997
Sherwin-Williams Co., 2.75%, 6/01/22	USD	180	181,367
Tronox Finance LLC:
6.38%, 8/15/20		150	152,438
7.50%, 3/15/22 (e)		62	64,945

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2017	29

Schedule of Investments (continued)	BlackRock Limited Duration Income Trust (BLW)

Corporate Bonds	Par (000)		Value
Chemicals (continued)
Venator Finance Sarl/Venator Materials LLC, 5.75%, 7/15/25 (e)	USD	150	$153,750
Versum Materials, Inc., 5.50%, 9/30/24 (e)		116	122,090
WR Grace & Co-Conn (e):
5.13%, 10/01/21		176	191,400
5.63%, 10/01/24		200	217,000

			9,242,861
Commercial Services & Supplies — 1.1%
ADT Corp.:
6.25%, 10/15/21		140	152,187
3.50%, 7/15/22 (f)		129	128,587
4.13%, 6/15/23		310	313,875
4.88%, 7/15/32 (e)		534	494,618
Advanced Disposal Services, Inc., 5.63%, 11/15/24 (e)		225	234,000
Aviation Capital Group Corp., 4.63%, 1/31/18 (e)(f)		1,000	1,010,910
Booz Allen Hamilton, Inc., 5.13%, 5/01/25 (e)		419	419,377
CD&R Waterworks Merger Sub LLC, 6.13%, 8/15/25 (e)		162	165,240
Covanta Holding Corp., 5.88%, 7/01/25		134	132,995
Exela Intermediate LLC/Exela Finance, Inc., 10.00%, 7/15/23 (e)		170	166,600
Harland Clarke Holdings Corp., 8.38%, 8/15/22 (e)		280	299,250
KAR Auction Services, Inc., 5.13%, 6/01/25 (e)		401	414,714
La Financiere Atalian SAS, 4.00%, 5/15/24	EUR	100	124,105
Mobile Mini, Inc., 5.88%, 7/01/24 (f)	USD	499	516,465
Paprec Holding SA, 5.25%, 4/01/22	EUR	100	124,402
Park Aerospace Holdings Ltd., 5.25%, 8/15/22 (e)	USD	239	249,158
Pitney Bowes, Inc., 3.38%, 10/01/21 (f)		500	500,111
Ritchie Bros Auctioneers, Inc., 5.38%, 1/15/25 (e)		160	166,400
S&P Global, Inc., 2.50%, 8/15/18 (f)		445	448,012
United Rentals North America, Inc.:
7.63%, 4/15/22		9	9,387
5.75%, 11/15/24 (f)		799	855,170
Verisure Holding AB, 6.00%, 11/01/22	EUR	113	145,052

			7,070,615
Communications Equipment — 0.8%
Avaya, Inc., 7.00%, 4/01/19 (b)(c)(e)	USD	183	154,178
CommScope Technologies Finance LLC, 6.00%, 6/15/25 (e)		3	3,188
CommScope Technologies LLC, 5.00%, 3/15/27 (e)		389	387,658
CommScope, Inc., 5.00%, 6/15/21 (e)		465	477,206
Motorola Solutions, Inc., 3.75%, 5/15/22 (f)		1,500	1,559,786
Nokia OYJ:
3.38%, 6/12/22		106	107,060
4.38%, 6/12/27		149	153,051
6.63%, 5/15/39		200	230,000
Zayo Group LLC/Zayo Capital, Inc.:
6.00%, 4/01/23 (f)		565	598,024
6.38%, 5/15/25 (f)		380	408,382
5.75%, 1/15/27 (e)		727	771,514

			4,850,047
Construction & Engineering — 0.7%
AECOM, 5.13%, 3/15/27		48	48,840
Aeropuerto Internacional de Tocumen SA, 5.63%, 5/18/36 (e)(f)		994	1,063,580

Corporate Bonds	Par (000)		Value
Construction & Engineering (continued)
Aeropuertos Argentina 2000 SA, 6.88%, 2/01/27 (e)	USD	335	$353,345
Aeropuertos Dominicanos Siglo XXI SA, 6.75%, 3/30/29 (e)		335	362,637
BlueLine Rental Finance Corp., 9.25%, 3/15/24 (e)(f)		1,004	1,096,268
Brand Energy & Infrastructure Services, Inc., 8.50%, 7/15/25 (e)		528	568,920
Engility Corp., 8.88%, 9/01/24		216	235,710
SPIE SA, 3.13%, 3/22/24	EUR	100	123,866
Tutor Perini Corp., 6.88%, 5/01/25 (e)	USD	139	149,425
Weekley Homes LLC/Weekley Finance Corp., 6.63%, 8/15/25 (e)		121	117,370

			4,119,961
Construction Materials — 0.3%
American Tire Distributors, Inc., 10.25%, 3/01/22 (e)		204	210,630
Beacon Roofing Supply, Inc., 6.38%, 10/01/23		137	145,220
H&E Equipment Services, Inc., 5.63%, 9/01/25 (e)		68	70,210
HD Supply, Inc., 5.75%, 4/15/24 (e)(f)		790	847,275
LKQ Italia Bondco SpA, 3.88%, 4/01/24	EUR	100	130,057
New Enterprise Stone & Lime Co., Inc., 10.13%, 4/01/22 (e)	USD	160	172,800
PulteGroup, Inc., 5.50%, 3/01/26		190	204,250
Rexel SA, 3.50%, 6/15/23	EUR	116	145,445

			1,925,887
Consumer Discretionary — 0.1%
Arch Merger Sub, Inc., 8.50%, 9/15/25 (e)	USD	240	232,500
Nielsen Co. Luxembourg SARL, 5.00%, 2/01/25 (e)		490	505,925
ServiceMaster Co. LLC, 5.13%, 11/15/24 (e)		124	127,410

			865,835
Consumer Finance — 1.0%
Alliance Data Systems Corp. (e):
5.25%, 12/01/17		28	28,175
5.88%, 11/01/21 (f)		696	715,140
Ally Financial, Inc. (f):
4.63%, 3/30/25		846	881,955
8.00%, 11/01/31		1,011	1,301,662
CDK Global, Inc., 4.88%, 6/01/27 (e)		278	282,170
Credivalores-Crediservicios SAS, 9.75%, 7/27/22 (e)		1,259	1,292,993
IHS Markit Ltd., 4.75%, 2/15/25 (e)		167	177,855
Navient Corp.:
5.00%, 10/26/20 (f)		310	318,137
6.63%, 7/26/21		190	202,587
6.50%, 6/15/22		20	21,125
5.50%, 1/25/23		134	135,340
7.25%, 9/25/23 (f)		257	278,742
6.13%, 3/25/24		43	43,860
5.88%, 10/25/24		125	126,313
6.75%, 6/25/25		181	186,430
5.63%, 8/01/33		95	79,563
OneMain Financial Holdings LLC (e):
6.75%, 12/15/19		147	153,431
7.25%, 12/15/21		150	157,313
Springleaf Finance Corp., 6.13%, 5/15/22		70	73,325

			6,456,116

See Notes to Financial Statements.

30	ANNUAL REPORT	AUGUST 31, 2017

Schedule of Investments (continued)	BlackRock Limited Duration Income Trust (BLW)

Corporate Bonds	Par (000)		Value
Containers & Packaging — 1.5%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.:
4.25%, 9/15/22 (e)	USD	239	$244,975
4.63%, 5/15/23 (e)		206	211,665
2.75%, 3/15/24	EUR	125	152,526
6.75%, 5/15/24		100	133,330
7.25%, 5/15/24 (e)(f)	USD	1,668	1,839,971
6.00%, 2/15/25 (e)		599	637,935
4.75%, 7/15/27	GBP	100	130,773
4.75%, 7/15/27 (e)		100	130,773
Ball Corp., 5.00%, 3/15/22 (f)	USD	303	324,210
BWAY Holding Co., 5.50%, 4/15/24 (e)		707	737,931
Crown European Holdings SA, 4.00%, 7/15/22	EUR	149	198,556
Horizon Holdings I SASU, 7.25%, 8/01/23		100	127,378
JH-Holding Finance SA, (8.25% PIK), 8.25%, 12/01/22 (g)		200	260,603
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC:
5.75%, 10/15/20 (f)	USD	1,062	1,081,796
6.88%, 2/15/21		136	139,681
(3 mo. LIBOR US + 3.500%), 4.80%, 7/15/21 (d)(e)		840	855,750
5.13%, 7/15/23 (e)		175	182,383
7.00%, 7/15/24 (e)(f)		1,039	1,113,029
Sealed Air Corp.:
4.88%, 12/01/22 (e)		80	84,200
4.50%, 9/15/23	EUR	100	134,983
6.88%, 7/15/33 (e)	USD	44	51,480
Signode Industrial Group Lux SA/Signode Industrial Group US, Inc., 6.38%, 5/01/22 (e)(f)		502	518,315
Silgan Holdings, Inc., 3.25%, 3/15/25	EUR	100	122,468
Verallia Packaging SASU, 5.13%, 8/01/22		100	126,104

			9,540,815
Diversified Consumer Services — 0.5%
APX Group, Inc.:
6.38%, 12/01/19	USD	30	30,670
8.75%, 12/01/20 (f)		233	239,990
7.88%, 12/01/22 (f)		182	197,470
Ascend Learning LLC, 6.88%, 8/01/25 (e)		244	253,760
GW Honos Security Corp., 8.75%, 5/15/25 (e)		87	92,893
Laureate Education, Inc., 8.25%, 5/01/25 (e)		114	123,975
Prime Security Services Borrower LLC/Prime Finance, Inc., 9.25%, 5/15/23 (e)(f)		1,870	2,066,350
Sotheby’s, 5.25%, 10/01/22 (e)		91	93,389

			3,098,497
Diversified Financial Services — 1.1%
Aircastle Ltd.:
6.25%, 12/01/19 (f)		367	395,442
5.13%, 3/15/21		16	16,960
5.50%, 2/15/22		219	238,710
Arrow Global Finance PLC, (3 mo. Euribor + 2.875%), 2.88%, 4/01/25 (d)	EUR	100	119,306
ASP AMC Merger Sub, Inc., 8.00%, 5/15/25 (e)	USD	62	58,900
FBM Finance, Inc., 8.25%, 8/15/21 (e)		130	138,775
General Motors Financial Co., Inc., 4.38%, 9/25/21 (f)		530	561,979
Grupo KUO SAB de C.V., 5.75%, 7/07/27 (e)		669	697,767
Intesa Sanpaolo SpA, 5.02%, 6/26/24 (e)		2,442	2,499,308

Corporate Bonds	Par (000)		Value
Diversified Financial Services (continued)
Intrum Justitia AB, (3 mo. Euribor + 2.625%), 2.63%, 7/15/22 (d)	EUR	100	$120,832
Jefferies Finance LLC/JFIN Co-Issuer Corp. (e)(f):
7.38%, 4/01/20	USD	290	298,700
6.88%, 4/15/22		480	480,000
LHC3 PLC, (4.13% Cash or 4.88% PIK), 4.13%, 8/15/24 (g)	EUR	101	121,395
Mercury Bondco PLC, (8.25% Cash or 9.00% PIK), 8.25%, 5/30/21 (g)		200	249,995
SPARC EM SPC Panama Metro Line 2 SP, 0.00%, 12/05/22 (e)(i)	USD	234	211,887
Tempo Acquisition LLC/Tempo Acquisition Finance Corp., 6.75%, 6/01/25 (e)		219	223,927
UniCredit SpA:
6.95%, 10/31/22	EUR	100	144,571
(5 year EUR Swap + 4.316%), 4.38%, 1/03/27 (h)		100	127,785
WMG Acquisition Corp., 4.13%, 11/01/24		100	125,950

			6,832,189
Diversified Telecommunication Services — 1.3%
CenturyLink, Inc.:
Series P, 7.60%, 9/15/39	USD	26	22,945
Series S, 6.45%, 6/15/21		648	677,970
Series T, 5.80%, 3/15/22		255	253,406
Series U, 7.65%, 3/15/42		246	216,480
Series W, 6.75%, 12/01/23		275	280,844
Cincinnati Bell, Inc., 7.00%, 7/15/24 (e)		456	451,440
Frontier Communications Corp.:
8.13%, 10/01/18		264	270,270
7.13%, 3/15/19		190	188,813
6.25%, 9/15/21		11	9,378
7.13%, 1/15/23 (f)		136	106,760
7.63%, 4/15/24 (f)		326	257,540
6.88%, 1/15/25 (f)		1,168	887,680
Level 3 Financing, Inc.:
6 mo. LIBOR US + 3.500%), 4.94%, 1/15/18 (d)		411	412,027
5.38%, 8/15/22		184	189,299
5.13%, 5/01/23 (f)		295	299,794
5.38%, 1/15/24		325	332,215
5.38%, 5/01/25 (f)		303	311,332
5.25%, 3/15/26		747	763,807
OTE PLC, 3.50%, 7/09/20	EUR	100	124,993
SoftBank Group Corp.:
5 year USD ICE Swap + 4.854%), 6.88% (h)(j)	USD	200	205,800
4.75%, 7/30/25	EUR	122	163,262
Telecom Italia Capital SA:
6.38%, 11/15/33	USD	233	266,202
6.00%, 9/30/34		771	851,955
7.20%, 7/18/36		202	251,490
7.72%, 6/04/38		21	26,981
Telecom Italia Finance SA, 7.75%, 1/24/33	EUR	37	64,696
Telecom Italia SpA:
5.88%, 5/19/23	GBP	100	153,370
3.63%, 1/19/24	EUR	100	133,243
Verizon Communications, Inc., 3.38%, 2/15/25 (e)(f)	USD	156	156,663

			8,330,655
Electric Utilities — 1.0%
AES Corp.:
4.88%, 5/15/23 (f)		240	245,400
5.13%, 9/01/27		105	106,837

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2017	31

Schedule of Investments (continued)	BlackRock Limited Duration Income Trust (BLW)

Corporate Bonds	Par (000)		Value
Electric Utilities (continued)
Black Hills Corp., 3.15%, 1/15/27 (f)	USD	305	$301,987
Celeo Redes Operacion Chile SA, 5.20%, 6/22/47 (e)(f)		1,006	1,022,187
Enel Finance International NV, 3.63%, 5/25/27 (e)(f)		900	911,162
Energuate Trust, 5.88%, 5/03/27 (e)		249	257,092
Exelon Corp., 3.40%, 4/15/26 (f)		140	142,262
Orazul Energy Egenor S en C por A, 5.63%, 4/28/27 (e)		668	649,630
Pampa Energia SA, 7.50%, 1/24/27 (e)		663	709,410
Southern Co., 2.95%, 7/01/23 (f)		1,920	1,942,715
Talen Energy Supply LLC, 6.50%, 6/01/25		85	62,050
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc. (a):
10.25%, 11/01/15		47	212
10.50%, 11/01/17		31	140
11.50%, 10/01/20		300	—

			6,351,084
Electrical Equipment — 0.1%
Areva SA, 4.88%, 9/23/24	EUR	100	132,265
Belden, Inc., 5.50%, 4/15/23		149	186,836

			319,101
Electronic Equipment, Instruments & Components — 0.1%
CDW LLC/CDW Finance Corp.:
5.00%, 9/01/23	USD	72	74,970
5.50%, 12/01/24 (f)		453	496,601
5.00%, 9/01/25		107	111,548
SESI LLC, 7.75%, 9/15/24 (e)		208	210,080

			893,199
Energy Equipment & Services — 0.7%
Ensco PLC:
4.50%, 10/01/24 (f)		149	108,770
5.20%, 3/15/25		40	29,800
Gates Global LLC/Gates Global Co.:
5.75%, 7/15/22	EUR	100	121,366
6.00%, 7/15/22 (e)(f)	USD	771	790,121
Genesis Energy LP/Genesis Energy Finance Corp., 5.75%, 2/15/21		30	30,000
Halliburton Co., 3.80%, 11/15/25 (f)		100	103,307
Noble Holding International Ltd., 4.63%, 3/01/21		12	10,230
Pattern Energy Group, Inc., 5.88%, 2/01/24 (e)		223	233,592
Pioneer Energy Services Corp., 6.13%, 3/15/22		275	218,625
Precision Drilling Corp.:
6.50%, 12/15/21		100	97,000
5.25%, 11/15/24		134	116,915
Transocean, Inc.:
6.00%, 3/15/18 (f)		151	153,831
5.80%, 10/15/22		318	301,305
9.00%, 7/15/23 (e)		564	599,250
6.80%, 3/15/38		176	134,640
Trinidad Drilling Ltd., 6.63%, 2/15/25 (e)		365	337,625
Weatherford International Ltd.:
7.75%, 6/15/21		465	465,000
8.25%, 6/15/23		210	205,800
9.88%, 2/15/24 (e)		181	185,073

			4,242,250
Environmental, Maintenance, & Security Service — 0.1%
Befesa Zinc SAU Via Zinc Capital SA, 8.88%, 5/15/18	EUR	100	119,531

Corporate Bonds	Par (000)		Value
Environmental, Maintenance, & Security Service (continued)
Tervita Escrow Corp., 7.63%, 12/01/21 (e)(f)	USD	642	$645,210

			764,741
Food & Staples Retailing — 0.5%
Albertsons Cos. LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s LLC:
6.63%, 6/15/24		186	177,537
5.75%, 3/15/25		104	93,730
B&M European Value Retail SA, 4.13%, 2/01/22	GBP	100	134,484
Casino Guichard Perrachon SA:
4.56%, 1/25/23	EUR	100	134,399
4.50%, 3/07/24		200	266,149
CVS Health Corp., 4.75%, 12/01/22 (f)	USD	165	182,005
Dollar Tree, Inc.:
5.25%, 3/01/20		58	59,631
5.75%, 3/01/23 (f)		1,321	1,393,655
Rite Aid Corp.:
6.75%, 6/15/21		8	8,280
6.13%, 4/01/23 (e)		446	437,637

			2,887,507
Food Products — 0.6%
Acosta, Inc., 7.75%, 10/01/22 (e)		229	171,178
Aramark Services, Inc., 5.13%, 1/15/24 (f)		478	507,875
Arcor SAIC, 6.00%, 7/06/23 (e)		403	431,814
B&G Foods, Inc., 5.25%, 4/01/25		165	169,538
Chobani LLC/Chobani Finance Corp., Inc., 7.50%, 4/15/25 (e)		316	343,650
JBS USA LLC/JBS USA Finance, Inc. (e):
5.88%, 7/15/24		186	188,325
5.75%, 6/15/25		537	538,342
Marfrig Holdings Europe BV, 8.00%, 6/08/23 (e)(f)		205	211,499
Post Holdings, Inc. (e):
5.50%, 3/01/25		336	349,440
5.00%, 8/15/26		235	235,000
5.75%, 3/01/27		276	285,660
TreeHouse Foods, Inc., 6.00%, 2/15/24 (e)(f)		383	405,022
WhiteWave Foods Co., 5.38%, 10/01/22		168	189,822

			4,027,165
Health Care Equipment & Supplies — 0.6%
Crimson Merger Sub, Inc., 6.63%, 5/15/22 (e)(f)		877	859,460
DJO Finco, Inc./DJO Finance LLC/DJO Finance Corp., 8.13%, 6/15/21 (e)(f)		1,116	1,060,535
IASIS Healthcare LLC/IASIS Capital Corp., 8.38%, 5/15/19		235	235,000
Mallinckrodt International Finance SA/Mallinckrodt CB LLC (e):
4.88%, 4/15/20 (f)		284	281,870
5.75%, 8/01/22		402	395,970
5.63%, 10/15/23		162	155,115
5.50%, 4/15/25		57	53,152
Teleflex, Inc.:
5.25%, 6/15/24		250	262,500
4.88%, 6/01/26		56	57,680
Thermo Fisher Scientific, Inc., 3.00%, 4/15/23 (f)		305	311,331

			3,672,613
Health Care Providers & Services — 3.3%
Acadia Healthcare Co., Inc.:
5.13%, 7/01/22		85	87,975

See Notes to Financial Statements.

32	ANNUAL REPORT	AUGUST 31, 2017

Schedule of Investments (continued)	BlackRock Limited Duration Income Trust (BLW)

Corporate Bonds	Par (000)		Value
Health Care Providers & Services (continued)
Acadia Healthcare Co., Inc. (continued):
5.63%, 2/15/23	USD	188	$195,990
6.50%, 3/01/24		196	210,700
Aetna, Inc., 2.80%, 6/15/23 (f)		340	344,992
Alere, Inc., 6.38%, 7/01/23 (e)(f)		328	350,960
Amsurg Corp., 5.63%, 7/15/22 (f)		618	642,720
Centene Corp.:
5.63%, 2/15/21		359	373,360
4.75%, 5/15/22 (f)		314	329,543
6.13%, 2/15/24		37	39,821
4.75%, 1/15/25		430	443,975
CHS/Community Health Systems, Inc.:
8.00%, 11/15/19		154	152,653
7.13%, 7/15/20		343	322,634
5.13%, 8/01/21		1,035	1,036,294
6.88%, 2/01/22		117	96,964
6.25%, 3/31/23		588	592,410
DaVita, Inc., 5.13%, 7/15/24 (f)		300	306,187
Eagle Holding Co. II LLC, (7.63% Cash or 8.38% PIK), 7.63%, 5/15/22 (e)(g)		258	266,707
Envision Healthcare Corp. (e):
5.13%, 7/01/22		165	171,394
6.25%, 12/01/24		509	548,447
HCA, Inc.:
6.50%, 2/15/20 (f)		911	992,061
7.50%, 2/15/22 (f)		342	394,155
5.88%, 3/15/22 (f)		57	63,150
4.75%, 5/01/23		38	40,082
5.88%, 5/01/23		70	76,580
5.00%, 3/15/24 (f)		1,040	1,105,000
5.38%, 2/01/25 (f)		936	987,480
5.25%, 4/15/25 (f)		1,053	1,135,924
5.88%, 2/15/26 (f)		426	459,547
5.25%, 6/15/26 (f)		268	288,435
4.50%, 2/15/27		257	260,534
5.50%, 6/15/47 (f)		913	943,814
HealthSouth Corp., 5.75%, 11/01/24 (f)		80	82,400
Hologic, Inc.:
5.25%, 7/15/22 (e)(f)		439	462,179
Series 2012, 2.00%, 3/01/42 (k)		274	350,549
MEDNAX, Inc., 5.25%, 12/01/23 (e)(f)		201	208,035
Molina Healthcare, Inc., 4.88%, 6/15/25 (e)		108	106,110
MPH Acquisition Holdings LLC, 7.13%, 6/01/24 (e)(f)		830	890,175
RegionalCare Hospital Partners Holdings, Inc., 8.25%, 5/01/23 (e)		283	300,334
Sterigenics-Nordion Holdings LLC, 6.50%, 5/15/23 (e)		104	107,120
Surgery Center Holdings, Inc. (e):
8.88%, 4/15/21		139	142,823
6.75%, 7/01/25		272	256,700
Tenet Healthcare Corp.:
6.00%, 10/01/20		761	810,229
7.50%, 1/01/22 (e)		148	159,470
8.13%, 4/01/22		388	407,400
6.75%, 6/15/23 (f)		540	535,734
4.63%, 7/15/24 (e)		185	184,963
THC Escrow Corp. III (e):
5.13%, 5/01/25		161	161,998
7.00%, 8/01/25		415	406,571
UnitedHealth Group, Inc., 3.75%, 7/15/25 (f)		1,470	1,565,341
Vizient, Inc., 10.38%, 3/01/24 (e)		75	86,250
WellCare Health Plans, Inc., 5.25%, 4/01/25		85	89,038

			20,573,907

Corporate Bonds	Par (000)		Value
Health Care Technology — 0.1%
Change Healthcare Holdings LLC/Change Healthcare Finance, Inc., 5.75%, 3/01/25 (e)	USD	238	$244,842
Quintiles IMS, Inc., 3.25%, 3/15/25 (e)	EUR	100	122,440

			367,282
Hotels, Restaurants & Leisure — 4.4%
Burger King France SAS, (3 mo. Euribor + 5.250%), 5.25%, 5/01/23 (d)		100	123,027
Caesars Entertainment Resort Properties LLC/Caesars Entertainment Resort Property, 8.00%, 10/01/20 (f)	USD	2,225	2,280,625
Cemex Finance LLC, 9.38%, 10/12/22 (e)		330	347,490
Codere Finance 2 Luxembourg SA, 6.75%, 11/01/21	EUR	100	122,162
CPUK Finance Ltd., 4.25%, 2/28/47	GBP	100	131,101
ESH Hospitality, Inc., 5.25%, 5/01/25 (e)(f)	USD	275	283,250
GLP Capital LP/GLP Financing II, Inc., 5.38%, 4/15/26		95	103,075
International Game Technology PLC, 4.75%, 2/15/23	EUR	125	164,416
Jacobs Entertainment, Inc., 7.88%, 2/01/24 (e)	USD	89	95,897
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC (e):
5.00%, 6/01/24		35	36,585
5.25%, 6/01/26		152	160,170
McDonald’s Corp., 3.70%, 1/30/26 (f)		405	426,331
Melco Resorts Finance Ltd., 4.88%, 6/06/25 (e)		375	376,494
MGM Resorts International:
5.25%, 3/31/20 (f)		442	466,310
6.75%, 10/01/20 (f)		325	360,750
6.63%, 12/15/21 (f)		960	1,077,600
7.75%, 3/15/22		110	128,700
4.63%, 9/01/26		128	130,239
New Red Finance, Inc. (e):
6.00%, 4/01/22 (f)		1,095	1,131,135
4.25%, 5/15/24		245	248,062
5.00%, 10/15/25		899	922,599
Punch Taverns Finance B Ltd., 7.37%, 9/30/21	GBP	55	80,289
RHP Hotel Properties LP/RHP Finance Corp., 5.00%, 4/15/21 (f)	USD	630	641,025
Sabre GLBL, Inc. (e):
5.38%, 4/15/23		147	151,226
5.25%, 11/15/23		180	184,500
Scientific Games International, Inc. (f):
7.00%, 1/01/22 (e)		1,330	1,419,775
10.00%, 12/01/22		988	1,099,150
Six Flags Entertainment Corp. (e):
4.88%, 7/31/24		531	535,673
5.50%, 4/15/27		291	297,547
Spirit Issuer PLC:
Series A1, (3 mo. LIBOR GBP + 0.550%), 0.85%, 12/28/28 (d)	GBP	445	454,998
Series A2, (3 mo. LIBOR GBP + 2.700%), 3.00%, 12/28/31 (d)		1,800	2,246,167
Series A5, 5.47%, 12/28/28		4,500	6,061,830
Series A6, (3 mo. LIBOR GBP + 1.800%), 2.10%, 12/28/36 (d)		2,670	3,452,579
Station Casinos LLC, 7.50%, 3/01/21 (f)	USD	511	530,162
Unique Pub Finance Co. PLC, Series A4, 5.66%, 6/30/27	GBP	80	115,752
Wyndham Worldwide Corp., 4.15%, 4/01/24 (f)	USD	1,500	1,528,518

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2017	33

Schedule of Investments (continued)	BlackRock Limited Duration Income Trust (BLW)

Corporate Bonds	Par (000)		Value
Hotels, Restaurants & Leisure (continued)
Yum! Brands, Inc., 3.88%, 11/01/23	USD	98	$97,265

			28,012,474
Household Durables — 0.6%
AV Homes, Inc., 6.63%, 5/15/22		81	83,734
Berkline/Benchcraft LLC, 4.50%, 6/01/18 (a)(c)		200	—
Brookfield Residential Properties, Inc./Brookfield Residential US Corp., 6.13%, 7/01/22 (e)		259	270,007
CalAtlantic Group, Inc.:
1.63%, 5/15/18 (l)		159	184,241
8.38%, 1/15/21		134	156,110
5.38%, 10/01/22		6	6,495
5.25%, 6/01/26		28	28,840
K Hovnanian Enterprises, Inc. (e):
10.00%, 7/15/22		92	94,300
10.50%, 7/15/24		92	96,140
Lennar Corp.:
4.50%, 11/15/19		370	381,562
4.75%, 4/01/21		26	27,430
4.13%, 1/15/22		118	121,540
4.75%, 11/15/22		33	34,485
4.88%, 12/15/23		122	129,015
4.75%, 5/30/25		260	271,700
Mattamy Group Corp., 6.88%, 12/15/23 (e)		103	104,803
Meritage Homes Corp., 5.13%, 6/06/27 (e)		104	103,610
PulteGroup, Inc., 6.38%, 5/15/33 (f)		469	499,485
Tempur Sealy International, Inc., 5.50%, 6/15/26 (f)		556	573,875
TRI Pointe Group, Inc.:
4.38%, 6/15/19		110	112,200
4.88%, 7/01/21		112	117,040
5.88%, 6/15/24 (f)		248	263,500
5.25%, 6/01/27		180	182,250
William Lyon Homes, Inc., 5.88%, 1/31/25		95	97,613

			3,939,975
Household Products — 0.2%
ACCO Brands Corp., 5.25%, 12/15/24 (e)		85	87,550
Prestige Brands, Inc., 6.38%, 3/01/24 (e)		150	160,125
Spectrum Brands, Inc., 6.63%, 11/15/22 (f)		815	846,581

			1,094,256
Independent Power and Renewable Electricity Producers — 0.5%
Calpine Corp. (e):
6.00%, 1/15/22		33	34,031
5.38%, 1/15/23 (f)		164	156,005
5.88%, 1/15/24		108	110,835
5.25%, 6/01/26		45	44,100
Dynegy, Inc.:
7.38%, 11/01/22		324	335,340
5.88%, 6/01/23		35	34,738
8.13%, 1/30/26 (e)		171	176,557
Genneia SA, 8.75%, 1/20/22 (e)		839	900,448
NRG Energy, Inc.:
7.88%, 5/15/21 (f)		198	204,435
6.63%, 3/15/23		40	41,400
6.63%, 1/15/27		697	731,850
NRG Yield Operating LLC, 5.38%, 8/15/24 (f)		135	141,075
QEP Resources, Inc., 5.38%, 10/01/22 (f)		151	145,338
TerraForm Power Operating LLC, 6.38%, 2/01/23 (e)(k)		188	194,580

			3,250,732

Corporate Bonds	Par (000)		Value
Industrial Conglomerates — 0.1%
Vertiv Group Corp., 9.25%, 10/15/24 (e)	USD	466	$518,425
Insurance — 1.6%
Allied World Assurance Co. Holdings Ltd., 4.35%, 10/29/25 (f)		360	367,893
American International Group, Inc., 3.75%, 7/10/25 (f)		2,705	2,810,001
Aon PLC, 3.88%, 12/15/25 (f)		1,115	1,187,216
Ardonagh Midco 3 PLC:
8.38%, 7/15/23	GBP	100	125,584
8.63%, 7/15/23 (e)	USD	436	437,961
Assicurazioni Generali SpA (h):
3 mo. Euribor + 7.113%), 7.75%, 12/12/42	EUR	100	150,294
3 mo. Euribor + 5.350%), 5.50%, 10/27/47		100	137,420
AssuredPartners, Inc., 7.00%, 8/15/25 (e)	USD	114	114,844
Forethought Financial Group, Inc., 8.63%, 4/15/21 (e)(f)		750	863,199
Groupama SA, 6.00%, 1/23/27	EUR	100	146,425
HUB International Ltd., 7.88%, 10/01/21 (e)(f)	USD	948	985,636
Lincoln National Corp., 3.35%, 3/09/25 (f)		845	861,531
Muenchener Rueckversicherungs AG, (3 mo. Euribor + 3.500%), 6.00%, 5/26/41 (h)	EUR	400	571,347
Old Mutual PLC, 8.00%, 6/03/21	GBP	100	149,838
Radian Group, Inc., 5.25%, 6/15/20 (f)	USD	355	375,412
USIS Merger Sub, Inc., 6.88%, 5/01/25 (e)		37	37,694
Wayne Merger Sub LLC, 8.25%, 8/01/23 (e)(f)		545	572,250

			9,894,545
Internet Software & Services — 0.3%
Equinix, Inc., 5.88%, 1/15/26 (f)		623	683,742
Netflix, Inc.:
4.38%, 11/15/26 (e)(f)		735	716,625
3.63%, 5/15/27	EUR	100	120,357
Symantec Corp., 5.00%, 4/15/25 (e)	USD	283	296,358
United Group BV:
4.38%, 7/01/22	EUR	126	152,716
3 mo. Euribor + 4.375%), 4.38%, 7/01/23 (d)		100	120,087

			2,089,885
IT Services — 0.7%
Ceridian HCM Holding, Inc., 11.00%, 3/15/21 (e)(f)	USD	404	427,735
First Data Corp. (e)(f):
7.00%, 12/01/23		1,190	1,282,225
5.75%, 1/15/24		2,100	2,210,250
Gartner, Inc., 5.13%, 4/01/25 (e)		174	183,353
WEX, Inc., 4.75%, 2/01/23 (e)		220	225,775

			4,329,338
Machinery — 0.2%
EnPro Industries, Inc., 5.88%, 9/15/22 (e)		111	115,717
Navistar International Corp., 8.25%, 11/01/21		45	45,338
SPX FLOW, Inc. (e):
5.63%, 8/15/24		292	301,490
5.88%, 8/15/26		139	145,255
Terex Corp., 5.63%, 2/01/25 (e)(f)		354	370,815

			978,615
Media — 7.0%
Altice Financing SA (e):
6.63%, 2/15/23		575	608,062
7.50%, 5/15/26 (f)		1,284	1,406,237

See Notes to Financial Statements.

34	ANNUAL REPORT	AUGUST 31, 2017

Schedule of Investments (continued)	BlackRock Limited Duration Income Trust (BLW)

Corporate Bonds	Par (000)		Value
Media (continued)
Altice Finco SA, 8.13%, 1/15/24 (e)	USD	200	$216,190
Altice Luxembourg SA:
7.75%, 5/15/22 (e)(f)		465	493,481
6.25%, 2/15/25	EUR	100	129,277
Altice US Finance I Corp. (e)(f):
5.38%, 7/15/23	USD	946	990,935
5.50%, 5/15/26		439	464,517
AMC Networks, Inc.:
5.00%, 4/01/24 (f)		102	105,188
4.75%, 8/01/25		360	361,350
Cablevision SA, 6.50%, 6/15/21 (e)		335	357,840
Cablevision Systems Corp.:
8.63%, 9/15/17		51	51,077
7.75%, 4/15/18 (f)		464	477,920
8.00%, 4/15/20		125	138,281
CBS Radio, Inc., 7.25%, 11/01/24 (e)		79	83,148
CCO Holdings LLC/CCO Holdings Capital Corp.:
5.25%, 9/30/22 (f)		380	391,400
5.13%, 2/15/23 (f)		270	279,113
5.13%, 5/01/23 (e)(f)		561	586,879
5.13%, 5/01/27 (e)(f)		2,471	2,545,130
5.00%, 2/01/28 (e)		390	396,583
Cequel Communications Holdings I LLC/Cequel Capital Corp. (e):
6.38%, 9/15/20		105	107,394
5.13%, 12/15/21		187	190,273
5.13%, 12/15/21 (f)		640	651,200
7.75%, 7/15/25 (f)		1,276	1,408,385
Charter Communications Operating LLC/Charter Communications Operating Capital, 4.91%, 7/23/25 (f)		2,425	2,597,834
Clear Channel International BV, 8.75%, 12/15/20 (e)(f)		474	495,330
Clear Channel Worldwide Holdings, Inc. (f):
6.50%, 11/15/22		2,284	2,343,542
Series B, 7.63%, 3/15/20		1,313	1,308,076
Columbus Cable Barbados Ltd., 7.38%, 3/30/21 (e)(f)		321	343,406
CSC Holdings LLC (f):
10.13%, 1/15/23 (e)		1,210	1,401,724
5.25%, 6/01/24		550	564,437
6.63%, 10/15/25 (e)		235	257,325
10.88%, 10/15/25 (e)		1,307	1,607,610
Discovery Communications LLC (f):
3.25%, 4/01/23		1,490	1,496,963
3.45%, 3/15/25		170	167,181
DISH DBS Corp.:
5.88%, 7/15/22		626	676,862
5.00%, 3/15/23		388	400,726
5.88%, 11/15/24		103	111,111
7.75%, 7/01/26 (f)		867	1,017,641
DISH Network Corp., 3.38%, 8/15/26 (l)		394	456,548
eircom Finance DAC, 4.50%, 5/31/22	EUR	100	124,253
GTT Communications, Inc., 7.88%, 12/31/24 (e)	USD	115	122,727
Hughes Satellite Systems Corp.:
7.63%, 6/15/21		93	105,904
5.25%, 8/01/26 (f)		483	506,546
6.63%, 8/01/26		233	254,261
iHeartCommunications, Inc.:
9.00%, 12/15/19		380	302,100
9.00%, 9/15/22		755	547,375
10.63%, 3/15/23		944	691,480
Intelsat Jackson Holdings SA:
7.25%, 10/15/20		296	281,755

Corporate Bonds	Par (000)		Value
Media (continued)
Intelsat Jackson Holdings SA (continued):
5.50%, 8/01/23 (f)	USD	390	$325,650
9.75%, 7/15/25 (e)		379	385,633
LG Finance Co. Corp., 5.88%, 11/01/24 (e)		85	88,825
McGraw-Hill Global Education Holdings LLC/McGraw-Hill Global Education Finance, 7.88%, 5/15/24 (e)		91	87,133
MDC Partners, Inc., 6.50%, 5/01/24 (e)		341	339,721
Midcontinent Communications/Midcontinent Finance Corp., 6.88%, 8/15/23 (e)		233	250,475
Numericable Group SA, 5.38%, 5/15/22	EUR	110	136,701
Outfront Media Capital LLC/Outfront Media Capital Corp., 5.25%, 2/15/22	USD	300	309,750
SFR Group SA (e):
6.00%, 5/15/22 (f)		370	389,880
6.25%, 5/15/24		420	442,050
7.38%, 5/01/26 (f)		2,493	2,692,490
Sirius XM Radio, Inc., 5.00%, 8/01/27 (e)		85	87,338
Sterling Entertainment Corp., 9.75%, 12/15/19 (a)		1,175	1,163,250
TEGNA, Inc.:
5.13%, 10/15/19		197	199,955
5.50%, 9/15/24 (e)		66	69,465
Telesat Canada/Telesat LLC, 8.88%, 11/15/24 (e)		422	472,640
Tribune Media Co., 5.88%, 7/15/22 (f)		269	279,088
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH:
5.63%, 4/15/23	EUR	70	88,002
4.00%, 1/15/25		136	171,211
5.00%, 1/15/25 (e)	USD	200	211,000
Univision Communications, Inc. (e)(f):
5.13%, 5/15/23		336	341,880
5.13%, 2/15/25		276	277,380
UPCB Finance IV Ltd., 4.00%, 1/15/27	EUR	100	124,753
Videotron Ltd., 5.13%, 4/15/27 (e)	USD	240	247,200
Virgin Media Finance PLC, 5.75%, 1/15/25 (e)(f)		655	674,650
Virgin Media Secured Finance PLC:
5.13%, 1/15/25	GBP	100	136,334
5.50%, 1/15/25		180	244,924
5.25%, 1/15/26 (e)(f)	USD	555	577,200
5.50%, 8/15/26 (e)(f)		200	211,500
WaveDivision Escrow LLC/WaveDivision Escrow Corp., 8.13%, 9/01/20 (e)(f)		790	810,737
Wind Acquisition Finance SA, 7.38%, 4/23/21 (e)(f)		925	961,741
Ziggo Bond Finance BV:
4.63%, 1/15/25	EUR	137	172,298
5.88%, 1/15/25 (e)(f)	USD	470	487,038

			44,080,469
Metals & Mining — 3.6%
Anglo American Capital PLC:
4.45%, 9/27/20 (e)		206	215,785
4.13%, 4/15/21 (e)(f)		200	207,000
3.50%, 3/28/22	EUR	100	132,546
ArcelorMittal:
7.50%, 10/15/39	USD	94	111,155
7.25%, 3/01/41		282	326,500
Big River Steel LLC/BRS Finance Corp., 7.25%, 9/01/25 (e)		175	183,312
Constellium NV, 6.63%, 3/01/25 (e)(f)		1,241	1,303,050
First Quantum Minerals Ltd. (e)(f):
7.00%, 2/15/21		299	307,783
7.25%, 5/15/22		356	365,790

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2017	35

Schedule of Investments (continued)	BlackRock Limited Duration Income Trust (BLW)

Corporate Bonds	Par (000)		Value
Metals & Mining (continued)
FMG Resources August 2006 Property Ltd., 9.75%, 3/01/22 (e)	USD	189	$214,042
Freeport-McMoRan, Inc.:
2.30%, 11/14/17		286	286,000
2.38%, 3/15/18		2,659	2,659,000
3.10%, 3/15/20		1,537	1,537,000
4.00%, 11/14/21		240	240,120
3.55%, 3/01/22		385	378,744
3.88%, 3/15/23		1,545	1,529,550
5.40%, 11/14/34		126	121,275
5.45%, 3/15/43		1,165	1,083,450
Grinding Media, Inc./Moly-Cop AltaSteel Ltd., 7.38%, 12/15/23 (e)		479	514,925
Joseph T Ryerson & Son, Inc., 11.00%, 5/15/22 (e)		172	194,575
Kaiser Aluminum Corp., 5.88%, 5/15/24		112	119,840
Kinross Gold Corp.:
4.50%, 7/15/27 (e)		122	122,000
6.88%, 9/01/41		65	69,713
Novelis Corp. (e)(f):
6.25%, 8/15/24		1,448	1,529,450
5.88%, 9/30/26		988	1,029,990
Nyrstar Netherlands Holdings BV, 6.88%, 3/15/24	EUR	100	122,021
Peabody Energy Corp. (e):
6.00%, 3/31/22	USD	64	65,600
6.38%, 3/31/25		102	104,040
Steel Dynamics, Inc.:
5.13%, 10/01/21 (f)		645	661,899
6.38%, 8/15/22 (f)		555	574,425
5.25%, 4/15/23 (f)		200	207,000
5.50%, 10/01/24		56	60,130
5.00%, 12/15/26		15	15,863
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., 7.50%, 6/15/25 (e)		225	229,500
Teck Resources Ltd.:
4.50%, 1/15/21		86	89,978
3.75%, 2/01/23 (f)		1,709	1,720,878
8.50%, 6/01/24 (e)(f)		793	913,932
6.13%, 10/01/35		91	100,327
6.00%, 8/15/40 (f)		444	473,970
5.20%, 3/01/42 (f)		623	613,655
5.40%, 2/01/43		279	278,302
ThyssenKrupp AG, 1.38%, 3/03/22	EUR	75	89,661
United States Steel Corp., 8.38%, 7/01/21 (e)	USD	320	353,600
VM Holdings SA, 5.38%, 5/04/27 (e)		668	702,068

			22,159,444
Multi-Utilities — 0.3%
Brooklyn Union Gas Co., 3.41%, 3/10/26 (e)(f)		1,475	1,534,736
NGL Energy Partners LP/NGL Energy Finance Corp.:
5.13%, 7/15/19		120	118,200
6.88%, 10/15/21		209	203,775
7.50%, 11/01/23		240	231,000

			2,087,711
Multiline Retail — 0.0%
Neiman Marcus Group Ltd., 8.00%, 10/15/21 (e)(f)		332	170,150
Oil, Gas & Consumable Fuels — 6.3%
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp., 7.88%, 12/15/24 (e)		117	125,483

Corporate Bonds	Par (000)		Value
Oil, Gas & Consumable Fuels (continued)
Antero Midstream Partners LP/Antero Midstream Finance Corp., 5.38%, 9/15/24	USD	55	$56,100
Antero Resources Corp.:
5.13%, 12/01/22		76	76,190
5.63%, 6/01/23		74	75,295
Ascent Resources Utica Holdings LLC/ARU Finance Corp., 10.00%, 4/01/22 (e)		291	296,092
California Resources Corp., 8.00%, 12/15/22 (e)(f)		153	84,341
Callon Petroleum Co., 6.13%, 10/01/24		300	304,500
Carrizo Oil & Gas, Inc.:
6.25%, 4/15/23		112	108,640
8.25%, 7/15/25		127	131,445
Cheniere Corpus Christi Holdings LLC:
7.00%, 6/30/24 (f)		873	993,037
5.88%, 3/31/25		396	425,700
5.13%, 6/30/27 (e)		590	610,650
Chesapeake Energy Corp.:
6.88%, 11/15/20		215	215,000
8.00%, 12/15/22 (e)(f)		340	351,475
8.00%, 6/15/27 (e)(f)		94	89,300
Cia Latinoamericana de Infraestructura & Servicios SA, 9.50%, 7/20/23 (e)		48	50,913
Citgo Holding, Inc., 10.75%, 2/15/20 (e)		135	144,113
ConocoPhillips Co., 4.20%, 3/15/21 (f)		290	309,964
CONSOL Energy, Inc.:
5.88%, 4/15/22 (f)		3,647	3,647,000
8.00%, 4/01/23		19	20,045
Continental Resources, Inc.:
3.80%, 6/01/24 (f)		395	367,350
4.90%, 6/01/44		164	138,678
Covey Park Energy LLC/Covey Park Finance Corp., 7.50%, 5/15/25 (e)		192	192,720
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., 6.25%, 4/01/23		35	36,138
CrownRock LP/CrownRock Finance, Inc. (e):
7.13%, 4/15/21 (f)		875	892,500
7.75%, 2/15/23		145	153,700
DCP Midstream LLC (e):
4.75%, 9/30/21		80	82,000
6.45%, 11/03/36		197	207,342
6.75%, 9/15/37		237	251,220
DEA Finance SA, 7.50%, 10/15/22	EUR	100	129,401
Denbury Resources, Inc.:
9.00%, 5/15/21 (e)	USD	60	53,700
5.50%, 5/01/22		238	108,885
4.63%, 7/15/23		82	36,080
Diamond Offshore Drilling, Inc., 7.88%, 8/15/25		92	92,000
Diamondback Energy, Inc., 5.38%, 5/31/25		203	208,582
Eclipse Resources Corp., 8.88%, 7/15/23		70	70,000
Energy Transfer Equity LP (f):
7.50%, 10/15/20		703	793,511
5.88%, 1/15/24		352	379,280
5.50%, 6/01/27		490	521,850
Ensco Jersey Finance Ltd., 3.00%, 1/31/24 (e)(l)		247	180,927
EP Energy LLC/Everest Acquisition Finance, Inc.:
9.38%, 5/01/20		334	245,907
8.00%, 11/29/24 (e)		206	201,365
Extraction Oil & Gas Holdings LLC/Extraction Finance Corp., 7.88%, 7/15/21 (e)		316	326,270

See Notes to Financial Statements.

36	ANNUAL REPORT	AUGUST 31, 2017

Schedule of Investments (continued)	BlackRock Limited Duration Income Trust (BLW)

Corporate Bonds	Par (000)		Value
Oil, Gas & Consumable Fuels (continued)
Extraction Oil & Gas, Inc., 7.38%, 5/15/24 (e)	USD	146	$146,730
Genesis Energy LP/Genesis Energy Finance Corp., 6.50%, 10/01/25		145	142,100
GeoPark Latin America Ltd. Agencia en Chile, 7.50%, 2/11/20 (e)		336	344,400
GNL Quintero SA:
4.63%, 7/31/29 (e)(f)		247	258,424
4.63%, 7/31/29		240	251,100
Great Western Petroleum LLC/Great Western Finance, Inc., 9.00%, 9/30/21 (e)(f)		822	817,890
Gulfport Energy Corp.:
6.63%, 5/01/23		74	73,630
6.38%, 5/15/25 (e)		87	85,586
Halcon Resources Corp., 6.75%, 2/15/25 (e)		1,559	1,566,795
Hess Corp., 4.30%, 4/01/27		50	49,026
Matador Resources Co., 6.88%, 4/15/23 (f)		866	900,640
MEG Energy Corp. (e):
6.38%, 1/30/23		30	23,963
7.00%, 3/31/24 (f)		670	532,650
6.50%, 1/15/25 (f)		1,626	1,510,147
Murphy Oil Corp.:
6.88%, 8/15/24 (f)		260	274,625
6.13%, 12/01/42		67	62,980
Nabors Industries, Inc., 0.75%, 1/15/24 (e)(l)		399	289,275
Newfield Exploration Co., 5.63%, 7/01/24		111	118,215
NGPL PipeCo LLC (e):
4.38%, 8/15/22		378	388,395
4.88%, 8/15/27		331	340,930
7.77%, 12/15/37 (f)		475	590,187
Noble Holding International Ltd., 7.75%, 1/15/24 (f)		375	289,680
Oasis Petroleum, Inc.:
6.50%, 11/01/21		54	52,583
6.88%, 3/15/22		60	58,350
6.88%, 1/15/23		50	47,850
2.63%, 9/15/23 (l)		220	203,775
ONEOK, Inc., 6.00%, 6/15/35		35	39,035
Paramount Resources Ltd., 6.88%, 6/30/23 (e)		530	551,200
Parker Drilling Co., 7.50%, 8/01/20		123	105,780
Parsley Energy LLC/Parsley Finance Corp. (e):
6.25%, 6/01/24		73	76,103
5.38%, 1/15/25		316	317,580
5.25%, 8/15/25		77	77,000
PBF Holding Co. LLC/PBF Finance Corp., 7.25%, 6/15/25 (e)		212	209,880
Petrobras Argentina SA, 7.38%, 7/21/23 (e)(f)		767	829,127
Petrobras Global Finance BV:
5.75%, 1/20/20		332	349,098
4.88%, 3/17/20		332	339,885
6.13%, 1/17/22		335	355,100
7.38%, 1/17/27		354	391,255
Petroleos Mexicanos:
5.38%, 3/13/22 (e)		39	41,847
4.63%, 9/21/23		265	275,865
Precision Drilling Corp., 7.75%, 12/15/23		75	74,438
Range Resources Corp.:
5.88%, 7/01/22 (e)(f)		250	255,000
5.00%, 3/15/23 (e)		15	14,813
4.88%, 5/15/25		80	76,600
Resolute Energy Corp., 8.50%, 5/01/20		412	412,000

Corporate Bonds	Par (000)		Value
Oil, Gas & Consumable Fuels (continued)
Rockies Express Pipeline LLC (e):
6.85%, 7/15/18	USD	183	$189,405
6.00%, 1/15/19		20	20,675
5.63%, 4/15/20 (f)		550	578,875
6.88%, 4/15/40 (f)		440	480,700
Rowan Cos., Inc.:
4.88%, 6/01/22		70	63,525
7.38%, 6/15/25 (f)		678	613,590
RSP Permian, Inc.:
6.63%, 10/01/22		291	302,640
5.25%, 1/15/25 (e)		151	151,378
Sanchez Energy Corp.:
7.75%, 6/15/21		50	43,250
6.13%, 1/15/23 (f)		1,280	976,000
SESI LLC, 7.13%, 12/15/21		85	85,425
Seven Generations Energy Ltd., 8.25%, 5/15/20 (e)(f)		119	123,760
SM Energy Co.:
6.50%, 11/15/21		100	96,625
5.00%, 1/15/24		5	4,450
5.63%, 6/01/25 (f)		437	395,485
6.75%, 9/15/26		118	111,215
Southwestern Energy Co., 5.80%, 1/23/20 (f)		967	996,010
Sunoco Logistics Partners Operations LP, 3.90%, 7/15/26 (f)		235	232,436
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. (e):
5.50%, 9/15/24 (f)		412	412,000
5.13%, 2/01/25		114	117,135
5.38%, 2/01/27		79	81,765
Targa Resources Partners LP/Targa Resources Partners Finance Corp., 5.25%, 5/01/23		15	15,338
Tesoro Logistics LP/Tesoro Logistics Finance Corp.:
5.88%, 10/01/20 (f)		138	140,243
6.13%, 10/15/21		39	40,316
6.25%, 10/15/22		70	74,025
Tullow Oil PLC, 6.25%, 4/15/22 (e)		200	188,000
Weatherford International LLC, 6.80%, 6/15/37		27	22,815
Weatherford International Ltd.:
6.50%, 8/01/36		208	172,640
7.00%, 3/15/38		8	6,760
5.95%, 4/15/42		310	246,450
Whiting Petroleum Corp., 5.00%, 3/15/19 (f)		862	853,380
Williams Cos., Inc.:
4.55%, 6/24/24		67	68,508
5.75%, 6/24/44 (f)		819	849,712
WPX Energy, Inc.:
7.50%, 8/01/20		47	50,760
6.00%, 1/15/22		201	207,281
8.25%, 8/01/23		46	50,485
5.25%, 9/15/24		106	103,880
YPF SA (e):
8.88%, 12/19/18 (f)		1,295	1,392,125
8.50%, 3/23/21		168	190,848
6.95%, 7/21/27		837	894,334

			39,640,465
Paper & Forest Products — 0.0%
Mercer International, Inc., 6.50%, 2/01/24 (e)		113	117,803

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2017	37

Schedule of Investments (continued)	BlackRock Limited Duration Income Trust (BLW)

Corporate Bonds	Par (000)		Value
Pharmaceuticals — 1.8%
AbbVie, Inc., 3.60%, 5/14/25 (f)	USD	695	$718,379
Actavis Funding SCS, 3.45%, 3/15/22 (f)		2,460	2,555,740
Endo Finance LLC/Endo Finco, Inc. (e):
7.25%, 1/15/22		121	116,463
5.38%, 1/15/23		65	54,438
6.00%, 7/15/23 (f)		233	195,720
5.88%, 10/15/24		205	211,662
Ephios Bondco PLC, 6.25%, 7/01/22	EUR	100	127,890
inVentiv Group Holdings, Inc./inVentiv Health, Inc./inVentiv Health Clinical, Inc., 7.50%, 10/01/24 (e)	USD	241	266,305
Jaguar Holding Co. II/Pharmaceutical Product Development LLC, 6.38%, 8/01/23 (e)(f)		1,179	1,236,417
NBTY, Inc., 7.63%, 5/15/21 (e)(f)		467	498,522
Shire Acquisitions Investments Ireland DAC, 2.88%, 9/23/23 (f)		1,500	1,492,136
Tennessee Merger Sub, Inc., 6.38%, 2/01/25 (e)(f)		533	514,425
Valeant Pharmaceuticals International, Inc. (e):
7.00%, 10/01/20		125	124,688
6.38%, 10/15/20		496	491,189
7.50%, 7/15/21		180	176,625
6.75%, 8/15/21		112	107,240
5.63%, 12/01/21		442	405,535
6.50%, 3/15/22		655	686,931
5.50%, 3/01/23		16	13,440
5.88%, 5/15/23		679	578,847
7.00%, 3/15/24		476	505,155
6.13%, 4/15/25		673	567,844

			11,645,591
Real Estate — 0.0%
Prologis LP, 3.75%, 11/01/25 (f)		255	270,798
Real Estate Investment Trusts (REITs) — 1.2%
AvalonBay Communities, Inc., 3.45%, 6/01/25 (f)		1,245	1,287,119
ERP Operating LP, 3.38%, 6/01/25 (f)		1,015	1,044,102
Hilton Domestic Operating Co., Inc., 4.25%, 9/01/24		179	182,863
iStar, Inc., 6.00%, 4/01/22		100	102,750
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.:
5.63%, 5/01/24 (f)		1,342	1,459,425
4.50%, 9/01/26		396	402,930
NH Hotel Group SA, 3.75%, 10/01/23	EUR	129	161,973
Starwood Property Trust, Inc., 5.00%, 12/15/21	USD	234	242,482
Trust F/1401, 6.95%, 1/30/44		330	357,225
TVL Finance PLC, (3 mo. LIBOR GBP + 4.875%), 5.15%, 5/15/23 (d)	GBP	100	130,494
Ventas Realty LP, 4.13%, 1/15/26 (f)	USD	650	684,026
Ventas Realty LP/Ventas Capital Corp., 4.75%, 6/01/21 (f)		1,300	1,401,247

			7,456,636
Real Estate Management & Development — 0.3%
Aroundtown Property Holdings PLC, 1.50%, 1/18/21 (l)	EUR	100	136,307
DEMIRE Deutsche Mittelstand Real Estate AG, 2.88%, 7/15/22		100	120,878
Howard Hughes Corp., 5.38%, 3/15/25 (e)	USD	168	168,111

Corporate Bonds	Par (000)		Value
Real Estate Management & Development (continued)
Realogy Group LLC/Realogy Co-Issuer Corp. (e):
4.50%, 4/15/19 (f)	USD	301	$310,030
5.25%, 12/01/21		58	60,320
4.88%, 6/01/23 (f)		759	774,180
Rialto Holdings LLC/Rialto Corp., 7.00%, 12/01/18 (e)		220	222,420

			1,792,246
Road & Rail — 0.7%
Avis Budget Finance PLC, 4.13%, 11/15/24	EUR	100	118,873
Herc Rentals, Inc. (e):
7.50%, 6/01/22	USD	144	157,680
7.75%, 6/01/24		136	148,920
Hertz Corp., 6.75%, 4/15/19		285	283,931
Hertz Holdings Netherlands BV, 4.13%, 10/15/21	EUR	100	116,664
Lima Metro Line 2 Finance Ltd., 5.88%, 7/05/34 (e)(f)	USD	3,000	3,318,000
Loxam SAS, 3.50%, 5/03/23	EUR	100	124,459
Watco Cos. LLC/Watco Finance Corp., 6.38%, 4/01/23 (e)	USD	319	331,760

			4,600,287
Semiconductors & Semiconductor Equipment — 1.5%
Advanced Micro Devices, Inc., 7.50%, 8/15/22		73	82,125
Analog Devices, Inc. (f):
3.90%, 12/15/25		375	397,524
3.50%, 12/05/26		275	282,397
Applied Materials, Inc., 3.90%, 10/01/25 (f)		285	306,032
Broadcom Corp./Broadcom Cayman Finance Ltd. (e)(f):
3.00%, 1/15/22		1,250	1,266,986
3.63%, 1/15/24		1,515	1,559,617
Microchip Technology, Inc. (l):
1.63%, 2/15/25		70	118,650
2.13%, 12/15/37		60	221,175
Micron Technology, Inc.:
5.25%, 8/01/23 (e)		446	464,398
5.25%, 1/15/24 (e)		39	40,560
5.50%, 2/01/25		10	10,562
Series G, 3.00%, 11/15/43 (l)		720	843,750
Microsemi Corp., 9.13%, 4/15/23 (e)		20	22,904
NXP BV/NXP Funding LLC (e):
4.13%, 6/15/20 (f)		834	871,530
4.13%, 6/01/21		200	209,200
3.88%, 9/01/22		200	207,000
4.63%, 6/01/23 (f)		425	454,346
QUALCOMM, Inc., 3.45%, 5/20/25 (f)		1,570	1,627,629
Sensata Technologies BV (e):
5.63%, 11/01/24		179	195,110
5.00%, 10/01/25 (f)		332	347,770

			9,529,265
Software — 1.8%
ACI Worldwide, Inc., 6.38%, 8/15/20 (e)(f)		360	366,750
BMC Software Finance, Inc., 8.13%, 7/15/21 (e)(f)		1,493	1,541,523
CA, Inc., 3.60%, 8/15/22 (f)		555	566,337
Ensemble S Merger Sub, Inc., 9.00%, 9/30/23 (e)(f)		303	312,848
Genesys Telecommunications Laboratories Inc/Greeneden Lux 3 Sarl/Greeneden US Holdings LLC, 10.00%, 11/30/24 (e)		175	199,063

See Notes to Financial Statements.

38	ANNUAL REPORT	AUGUST 31, 2017

Schedule of Investments (continued)	BlackRock Limited Duration Income Trust (BLW)

Corporate Bonds	Par (000)		Value
Software (continued)
Inception Merger Sub, Inc./Rackspace Hosting, Inc., 8.63%, 11/15/24 (e)	USD	296	$314,130
Infinity Acquisition LLC/Infinity Acquisition Finance Corp., 7.25%, 8/01/22 (e)		46	43,700
Infor Software Parent LLC/Infor Software Parent, Inc., (7.13% Cash or 7.88% PIK), 7.13%, 5/01/21 (e)(f)(g)		545	555,900
Infor US, Inc., 6.50%, 5/15/22 (f)		1,153	1,176,060
Informatica LLC, 7.13%, 7/15/23 (e)		396	397,980
Nuance Communications, Inc.:
5.38%, 8/15/20 (e)(f)		36	36,540
6.00%, 7/01/24		160	172,366
5.63%, 12/15/26 (e)		143	149,256
PTC, Inc., 6.00%, 5/15/24		202	216,140
RP Crown Parent LLC., 7.38%, 10/15/24 (e)		392	399,840
Solera LLC/Solera Finance, Inc. (e):
10.50%, 3/01/24		132	150,315
10.50%, 3/01/24 (f)		1,535	1,747,981
SS&C Technologies Holdings, Inc., 5.88%, 7/15/23 (f)		600	630,000
TIBCO Software, Inc., 11.38%, 12/01/21 (e)(f)		842	921,990
Veritas US, Inc./Veritas Bermuda Ltd.:
7.50%, 2/01/23	EUR	100	126,723
7.50%, 2/01/23 (e)	USD	600	637,500
10.50%, 2/01/24 (e)(f)		800	858,000

			11,520,942
Specialty Retail — 0.2%
Asbury Automotive Group, Inc., 6.00%, 12/15/24 (f)		282	290,460
Group 1 Automotive, Inc., 5.00%, 6/01/22 (f)		155	158,487
JC Penney Corp., Inc.:
8.13%, 10/01/19		42	45,255
6.38%, 10/15/36		21	15,120
7.40%, 4/01/37		84	63,840
L Brands, Inc., 6.88%, 11/01/35 (f)		371	355,232
Penske Automotive Group, Inc., 5.50%, 5/15/26		32	32,320
PetSmart, Inc., 5.88%, 6/01/25 (e)		133	118,703

			1,079,417
Technology Hardware, Storage & Peripherals — 0.4%
Dell International LLC/EMC Corp. (e):
4.42%, 6/15/21 (f)		40	42,149
7.13%, 6/15/24		651	721,151
6.02%, 6/15/26 (f)		135	150,817
8.35%, 7/15/46 (f)		80	103,210
Hewlett Packard Enterprise Co., 4.90%, 10/15/25 (f)		375	398,063
Riverbed Technology, Inc., 8.88%, 3/01/23 (e)		165	161,287
Western Digital Corp.:
7.38%, 4/01/23 (e)(f)		459	503,179
10.50%, 4/01/24		248	294,500

			2,374,356
Textiles, Apparel & Luxury Goods — 0.0%
BiSoho SAS, 5.88%, 5/01/23	EUR	90	116,139
Levi Strauss & Co., 3.38%, 3/15/27		100	122,623

			238,762
Thrifts & Mortgage Finance — 0.1%
Jerrold Finco PLC, 6.25%, 9/15/21	GBP	100	134,586
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 5.25%, 3/15/22 (e)	USD	355	365,650

Corporate Bonds	Par (000)		Value
Thrifts & Mortgage Finance (continued)
MGIC Investment Corp., 5.75%, 8/15/23	USD	163	$178,281

			678,517
Tobacco — 0.1%
Reynolds American, Inc., 3.25%, 6/12/20 (f)		396	407,821
Transportation Infrastructure — 1.4%
CEVA Group PLC, 7.00%, 3/01/21 (e)		460	443,900
CMA CGM SA, 7.75%, 1/15/21	EUR	100	125,295
Empresa de Transporte de Pasajeros Metro SA, 5.00%, 1/25/47 (e)	USD	231	252,746
Penske Truck Leasing Co. LP/PTL Finance Corp., 3.38%, 3/15/18 (e)(f)		6,155	6,210,605
Rumo Luxembourg Sarl, 7.38%, 2/09/24 (e)		907	970,943
Swissport Financing Sarl, 9.75%, 12/15/22	EUR	100	130,942
Transurban Finance Co. Property Ltd., 4.13%, 2/02/26 (e)(f)	USD	435	457,964
WFS Global Holding SAS, 9.50%, 7/15/22	EUR	100	128,926

			8,721,321
Utilities — 0.6%
AES Panama SRL, 6.00%, 6/25/22 (e)	USD	250	265,125
ContourGlobal Power Holdings SA, 5.13%, 6/15/21	EUR	100	125,027
Generacion Mediterranea SA/Generacion Frias SA/Central Termica Roca SA, 9.63%, 7/27/23 (e)	USD	1,030	1,137,120
Inkia Energy Ltd., 8.38%, 4/04/21 (e)		332	341,163
Stoneway Capital Corp., 10.00%, 3/01/27 (e)		1,685	1,771,357

			3,639,792
Wireless Telecommunication Services — 2.4%
CyrusOne LP/CyrusOne Finance Corp. (e):
5.00%, 3/15/24 (f)		315	329,175
5.38%, 3/15/27		20	21,150
Digicel Group Ltd. (e):
8.25%, 9/30/20		268	257,615
7.13%, 4/01/22		267	237,296
Digicel Ltd., 6.00%, 4/15/21 (e)(f)		2,073	2,010,810
GEO Group, Inc.:
5.13%, 4/01/23		407	408,526
6.00%, 4/15/26		64	65,920
Matterhorn Telecom SA, 3.88%, 5/01/22	EUR	100	122,712
Radiate Holdco LLC/Radiate Finance, Inc., 6.63%, 2/15/25 (e)	USD	361	356,939
Rogers Communications, Inc., 5.00%, 3/15/44 (f)		545	626,736
SBA Communications Corp., 4.88%, 9/01/24		263	271,547
Sprint Capital Corp.:
6.90%, 5/01/19		135	144,464
6.88%, 11/15/28 (f)		735	808,500
8.75%, 3/15/32		750	930,000
Sprint Communications, Inc.:
9.00%, 11/15/18 (e)(f)		503	543,240
7.00%, 3/01/20 (e)		490	536,550
7.00%, 8/15/20		125	137,031
Sprint Corp.:
7.25%, 9/15/21		105	115,763
7.88%, 9/15/23 (f)		1,073	1,226,042
7.13%, 6/15/24 (f)		2,163	2,379,300
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, 3.36%, 3/20/23 (e)(f)		520	527,644

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2017	39

Schedule of Investments (continued)	BlackRock Limited Duration Income Trust (BLW)

Corporate Bonds	Par (000)		Value
Wireless Telecommunication Services (continued)
T-Mobile USA, Inc.:
6.13%, 1/15/22	USD	75	$78,188
4.00%, 4/15/22		197	202,910
6.00%, 3/01/23 (f)		304	320,340
6.84%, 4/28/23		55	58,163
6.50%, 1/15/24 (f)		535	571,112
6.38%, 3/01/25		14	15,076
5.13%, 4/15/25		201	211,110
5.38%, 4/15/27		120	128,736
Trilogy International Partners LLC/Trilogy International Finance, Inc., 8.88%, 5/01/22 (e)		104	107,640
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC:
8.25%, 10/15/23 (f)		614	599,939
7.13%, 12/15/24 (e)		156	145,135
Wind Acquisition Finance SA, 4.00%, 7/15/20	EUR	195	234,691
Xplornet Communications, Inc., (9.63% Cash or 10.63% PIK), 9.63%, 6/01/22 (e)(g)	USD	87	90,915

			14,820,915
Total Corporate Bonds — 62.9%			395,832,739

Floating Rate Loan Interests
Aerospace & Defense — 0.6%
Accudyne Industries LLC, 2017 Term Loan, (2 mo. LIBOR + 3.750%, 1.00% Floor), 5.01%, 8/02/24 (m)		1,085	1,084,664
DAE Aviation Holdings, Inc., 2017 1st Lien Term Loan, 7/07/22 (r)		160	160,400
Engility Corp. (m):
Term Loan B1, (PRIME + 2.250%), 3.99%, 8/12/20		106	106,708
Term Loan B2, (1 mo. LIBOR + 3.250%, 1.00% Floor), 4.49%, 8/12/23		193	193,780
GTCR Valor Companies, Inc., 2017 Term Loan B1, (3 mo. LIBOR + 4.250%), 5.50%, 6/16/23 (m)		249	250,778
TransDigm, Inc. (m):
2015 Term Loan E, (3 mo. LIBOR + 3.000%), 4.24%, 5/14/22		631	631,976
2016 Extended Term Loan F, (1 mo. LIBOR + 3.000%), 4.24%, 6/09/23		1,038	1,038,740
2017 Term Loan G, (3 mo. LIBOR + 3.000%), 4.26%, 8/15/24		78	77,879
Term Loan D, (1 mo. LIBOR + 3.000%), 4.30%, 6/04/21		332	332,704

			3,877,629
Air Freight & Logistics — 0.4%
Avolon TLB Borrower 1 (Luxembourg) Sarl, Term Loan B2, (1 mo. LIBOR + 2.750%), 3.98%, 3/20/22 (m)		1,716	1,720,851
CEVA Group PLC, Letter of Credit, (3 mo. LIBOR + 5.500%, 1.00% Floor), 6.50%, 3/19/21 (m)		213	199,325
CEVA Intercompany BV, Dutch Term Loan, (3 mo. LIBOR + 5.500%, 1.00% Floor), 6.81%, 3/19/21 (m)		218	204,977
CEVA Logistics Canada ULC, Canadian Term Loan, (3 mo. LIBOR + 5.500%, 1.00% Floor), 6.81%, 3/19/21 (m)		42	39,524

Floating Rate Loan Interests	Par (000)		Value
Air Freight & Logistics (continued)
CEVA Logistics US Holdings, Inc., Term Loan, (3 mo. LIBOR + 5.500%, 1.00% Floor), 6.81%, 3/19/21 (m)	USD	288	$270,621

			2,435,298
Airlines — 0.0%
Northwest Airlines, Inc., Term Loan, (6 mo. LIBOR + 1.230%), 2.65%, 9/10/18 (a)(m)		207	204,882
Auto Components — 0.2%
Anchor Glass Container Corp., 2016 2nd Lien Term Loan, (1 mo. LIBOR + 7.750%, 1.00% Floor), 8.98%, 12/07/24 (m)		175	177,333
Dayco Products LLC, 2017 Term Loan B, (3 mo. LIBOR + 5.000%), 6.32%, 5/19/23 (a)(m)		314	314,998
USI, Inc., 2017 Term Loan B, (3 mo. LIBOR + 3.000%), 4.31%, 5/16/24 (m)		545	541,708

			1,034,039
Automobiles — 0.1%
CH Hold Corp.(m):
1st Lien Term Loan, (1 mo. LIBOR + 3.000%, 1.00% Floor), 4.24%, 2/01/24		406	407,762
2nd Lien Term Loan, (1 mo. LIBOR + 7.250%, 1.00% Floor), 8.49%, 2/01/25		110	112,200
FCA US LLC, 2018 Term Loan B, (1 mo. LIBOR + 2.000%), 3.23%, 12/31/18 (m)		373	373,509

			893,471
Building Materials — 0.1%
Allied Universal HoldCo LLC, 2015 Term Loan, (3 mo. LIBOR + 3.750%, 1.00% Floor), 5.05%, 7/28/22 (m)		325	324,471
USAGM HoldCo LLC, 2015 2nd Lien Term Loan, (3 mo. LIBOR + 8.500%, 1.00% Floor), 9.81%, 7/28/23 (m)		290	288,187

			612,658
Building Products — 0.4%
Continental Building Products LLC, 2017 Term Loan B, (3 mo. LIBOR + 2.500%), 3.80%, 8/18/23 (a)(m)		594	593,701
CPG International Inc., 2017 Term Loan, (3 mo. LIBOR + 3.750%, 1.00% Floor), 5.05%, 5/03/24 (m)		633	632,582
Jeld-Wen, Inc., 2017 Term Loan B, (3 mo. LIBOR + 3.000%, 1.00% Floor), 4.30%, 7/01/22 (m)		512	514,580
Ply Gem Industries, Inc., Term Loan, (3 mo. LIBOR + 3.000%), 4.30%, 2/01/21 (m)		383	385,404
Wilsonart LLC, 2017 Term Loan B, (3 mo. LIBOR + 3.250%, 1.00% Floor), 4.55%, 12/19/23 (m)		657	657,093

			2,783,360
Capital Markets — 0.2%
FinCo I LLC, 2017 Term Loan B, 6/14/22 (r)		445	448,560
RPI Finance Trust, Term Loan B6, (3 mo. LIBOR + 2.000%), 3.30%, 3/27/23 (m)		873	875,800

			1,324,360
Chemicals — 1.2%
Alpha 3 BV, 2017 Term Loan B1, (3 mo. LIBOR + 3.000%, 1.00% Floor), 4.30%, 1/31/24 (m)		610	610,000

See Notes to Financial Statements.

40	ANNUAL REPORT	AUGUST 31, 2017

Schedule of Investments (continued)	BlackRock Limited Duration Income Trust (BLW)

Floating Rate Loan Interests	Par (000)		Value
Chemicals (continued)
Axalta Coating Systems US Holdings, Inc., Term Loan, (3 mo. LIBOR + 2.000%), 3.30%, 6/01/24 (m)	USD	715	$716,566
Charter NEX US Holdings, Inc., 2017 Term Loan B, (1 mo. LIBOR + 3.250%, 1.00% Floor), 4.49%, 5/16/24 (m)		445	445,418
Chemours Company, 2017 Term Loan B, (1 mo. LIBOR + 2.500%), 3.74%, 5/12/22 (m)		291	291,840
Element Materials Technology Group US Holdings, Inc., 2017 Term Loan B, (3 mo. LIBOR + 3.500%, 1.00% Floor), 4.75%, 6/28/24 (m)		215	217,071
Evergreen Acqco 1 LP, Term Loan, (3 mo. LIBOR + 3.750%), 5.06%, 7/09/19 (m)		46	43,031
Huntsman International LLC, Term Loan B2, (1 mo. LIBOR + 3.000%), 4.24%, 4/01/23 (m)		334	335,125
MacDermid, Inc. (m):
Term Loan B5, (1 mo. LIBOR + 3.500%, 1.00% Floor), 4.74%, 6/07/20		467	470,174
Term Loan B6, (1 mo. LIBOR + 3.000%, 1.00% Floor), 4.23%, 6/07/23		507	508,145
OXEA Finance LLC, Term Loan B2, (1 mo. LIBOR + 3.250%, 1.00% Floor), 4.48%, 1/15/20 (m)		1,044	1,038,967
PQ Corp., 2017 Term Loan, (3 mo. LIBOR + 3.250%, 1.00% Floor), 4.56%, 11/04/22 (m)		612	614,126
Royal Holdings, Inc. (m):
2015 2nd Lien Term Loan, (3 mo. LIBOR + 7.500%, 1.00% Floor), 8.79%, 6/19/23 (a)		102	101,814
2017 Term Loan B, (3 mo. LIBOR + 3.250%, 1.00% Floor), 4.55%, 6/19/22		456	458,669
Solenis International LP:
1st Lien Term Loan, (3 mo. LIBOR + 3.250%, 1.00% Floor), 4.57%, 7/31/21 (m)		503	503,266
2nd Lien Term Loan, (3 mo. LIBOR + 6.750%, 1.00% Floor), 8.07%, 7/31/22 (m)		600	599,748
Tata Chemicals North America, Inc., Term Loan B, (3 mo. LIBOR + 2.750%, 1.00% Floor), 4.06%, 8/07/20 (m)		476	475,633

			7,429,593
Commercial Services & Supplies — 1.7%
Advanced Disposal Services, Inc., Term Loan B3, (1 Week LIBOR + 2.750%), 3.94%, 11/10/23		1,036	1,040,333
Asurion LLC:
2017 2nd Lien Term Loan, 8/04/25		260	265,309
2017 Term Loan B4, (1 mo. LIBOR + 2.750%), 3.99%, 8/04/22 (m)		225	225,717
2017 Term Loan B5, (1 mo. LIBOR + 3.000%), 4.24%, 11/03/23		1,534	1,539,395
Camelot UK Holdco Ltd., 2017 Term Loan B, (1 mo. LIBOR + 3.500%, 1.00% Floor), 4.74%, 10/03/23 (m)		660	662,615
Catalent Pharma Solutions, Inc., Term Loan B, (1 Week LIBOR + 2.750%, 1.00% Floor), 3.99%, 5/20/21 (m)		1,187	1,192,294

Floating Rate Loan Interests	Par (000)		Value
Commercial Services & Supplies (continued)
Clean Harbors, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.000%), 3.24%, 6/27/24 (m)	USD	215	$215,537
Creative Artists Agency LLC, 2017 1st Lien Term Loan B, (1 mo. LIBOR + 3.500%, 1.00% Floor), 4.73%, 2/15/24 (m)		711	715,281
Dealer Tire LLC, 2016 Term Loan B, (3 mo. LIBOR + 3.750%, 1.00% Floor), 5.06%, 12/22/21 (a)(m)		229	230,559
Employbridge LLC, Exit Term Loan, (3 mo. LIBOR + 6.500%, 1.00% Floor), 7.80%, 5/16/20 (m)		161	150,583
Garda World Security Corp., 2017 Term Loan, (PRIME + 3.000%, 1.00% Floor), 5.31%, 5/24/24 (m)		282	283,454
GCA Services Group, Inc., 2016 Term Loan, (PRIME + 3.750%, 1.00% Floor), 6.05%, 3/01/23 (m)		563	564,601
Harland Clarke Holdings Corp., Term Loan B6, (3 mo. LIBOR + 5.500%, 1.00% Floor), 6.80%, 2/09/22 (m)		323	323,601
KAR Auction Services, Inc., Term Loan B5, (3 mo. LIBOR + 2.500%), 3.81%, 3/09/23 (m)		338	339,126
Livingston International, Inc., 1st Lien Term Loan, (3 mo. LIBOR + 4.250%), 5.55%, 4/18/19 (m)		136	128,863
Packers Holdings LLC, Term Loan B, (3 mo. LIBOR + 3.500%, 1.00% Floor), 4.73%, 12/02/21 (a)(m)		590	594,765
Prime Security Services Borrower LLC, 2016 1st Lien Term Loan, (1 mo. LIBOR + 2.750%, 1.00% Floor), 3.99%, 5/02/22 (m)		892	895,670
US Security Associates Holdings, Inc., 2016 Term Loan, (3 mo. LIBOR + 4.000%, 1.00% Floor), 5.30%, 7/14/23 (m)		715	718,596
Waste Industries USA, Inc., 2016 Term Loan, (1 mo. LIBOR + 2.750%), 3.99%, 2/27/20 (m)		676	676,956

			10,763,255
Commercial Services & Supplies — 0.1%
TruGreen Limited Partnership, 2017 Term Loan, (1 mo. LIBOR + 4.000%, 1.00% Floor), 5.23%, 4/13/23 (a)(m)		382	385,416
Communications Equipment — 0.4%
Applied Systems, Inc. (m):
1st Lien Term Loan, (3 mo. LIBOR + 3.250%, 1.00% Floor), 4.55%, 1/25/21		298	299,534
2nd Lien Term Loan, (3 mo. LIBOR + 6.500%, 1.00% Floor), 7.80%, 1/24/22		262	265,382
Avaya, Inc. (m):
DIP Term Loan, (1 mo. LIBOR + 7.500%, 1.00% Floor), 8.73%, 1/24/18		55	55,825
Term Loan B7, 0.00%, 5/29/20 (c)		289	243,241
Colorado Buyer, Inc., Term Loan B, (3 mo. LIBOR + 3.000%, 1.00% Floor), 4.31%, 5/01/24 (m)		545	547,387
CommScope, Inc., Term Loan B5, (3 mo. LIBOR + 2.000%), 3.30%, 12/29/22 (m)		319	319,971
Riverbed Technology, Inc., 2016 Term Loan, (1 mo. LIBOR + 3.250%, 1.00% Floor), 4.49%, 4/24/22 (m)		395	383,674

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2017	41

Schedule of Investments (continued)	BlackRock Limited Duration Income Trust (BLW)

Floating Rate Loan Interests	Par (000)		Value
Communications Equipment (continued)
Securus Technologies Holdings, Inc., 2017 1st Lien Term Loan, 6/20/24 (r)	USD	430	$433,315

			2,548,329
Construction & Engineering — 0.5%
Brand Energy & Infrastructure Services, Inc., 2017 Term Loan, (3 mo. LIBOR + 4.250%, 1.00% Floor), 5.56%, 6/21/24 (m)		2,156	2,161,088
CNT Holdings III Corp., 2017 Term Loan, (2 mo. LIBOR + 3.250%, 1.00% Floor), 4.49%, 1/22/23 (m)		568	559,317
Pike Corp., 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.750%, 1.00% Floor), 4.99%, 3/10/24 (m)		189	191,303
USIC Holdings, Inc., 2017 Term Loan B, (3 mo. LIBOR + 3.500%, 1.00% Floor), 4.92%, 12/08/23 (m)		411	412,187

			3,323,895
Construction Materials — 0.3%
Filtration Group Corp., 1st Lien Term Loan, (2 mo. LIBOR + 3.000%, 1.00% Floor), 4.26%, 11/21/20 (m)		1,190	1,194,194
GYP Holdings III Corp., 2017 Term Loan B, (3 mo. LIBOR + 3.000%, 1.00% Floor), 4.31%, 4/01/23 (m)		703	704,581

			1,898,775
Containers & Packaging — 0.3%
Berlin Packaging LLC, 2017 Term Loan B, (3 mo. LIBOR + 3.250%, 1.00% Floor), 4.49%, 10/01/21 (m)		260	260,290
Berry Plastics Group, Inc., Term Loan M, (1 mo. LIBOR + 2.250%), 3.48%, 10/01/22 (m)		970	970,060
BWAY Holding Co., 2017 Term Loan B, (1 mo. LIBOR + 3.250%), 4.48%, 4/03/24 (m)		567	567,176

			1,797,526
Distributors — 0.1%
American Builders & Contractors Supply Co., Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.500%), 3.74%, 10/31/23 (m)		545	545,454
American Tire Distributors Holdings, Inc., 2015 Term Loan, (1 mo. LIBOR + 4.250%, 1.00% Floor), 5.49%, 9/01/21 (m)		220	221,451

			766,905
Diversified Consumer Services — 0.9%
Ascend Learning LLC, 2017 Term Loan B, (3 mo. LIBOR + 3.250%, 1.00% Floor), 4.53%, 7/12/24 (m)		380	381,265
Bright Horizons Family Solutions, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.250%), 3.49%, 11/07/23 (m)		723	725,396
Serta Simmons Bedding LLC (m):
1st Lien Term Loan, (3 mo. LIBOR + 3.500%, 1.00% Floor), 4.80%, 11/08/23		1,588	1,540,697
2nd Lien Term Loan, (3 mo. LIBOR + 8.000%, 1.00% Floor), 9.31%, 11/08/24		480	463,252
ServiceMaster Co., 2016 Term Loan B, (1 mo. LIBOR + 2.500%), 3.74%, 11/08/23 (m)		736	736,852
Spin Holdco, Inc., 2017 Term Loan B, (2 mo. LIBOR + 3.750%, 1.00% Floor), 5.01%, 11/14/22 (m)		430	430,804

Floating Rate Loan Interests	Par (000)		Value
Diversified Consumer Services (continued)
Weight Watchers International, Inc., Term Loan B2, (3 mo. LIBOR + 3.250%), 4.49%, 4/02/20 (m)	USD	1,421	$1,387,325

			5,665,591
Diversified Financial Services — 0.4%
AlixPartners LLP, 2017 Term Loan B, (3 mo. LIBOR + 3.000%, 1.00% Floor), 4.30%, 4/04/24 (m)		828	831,717
Diamond (BC) BV, Term Loan, (1 mo. LIBOR + 3.000%), 4.32%, 7/12/24 (m)		885	878,920
Kingpin Intermediate Holdings LLC, 2017 1st Lien Term Loan B, (1 mo. LIBOR + 4.250%, 1.00% Floor), 5.49%, 6/28/24 (m)		500	503,540
Nomad Foods Europe Midco Ltd., Term Loan B, (1 mo. LIBOR + 2.750%), 3.98%, 5/15/24 (m)		395	396,359
SAM Finance Luxembourg Sarl, Term Loan, (3 mo. LIBOR + 3.250%, 1.00% Floor), 4.50%, 12/17/20 (m)		60	59,803

			2,670,339
Diversified Telecommunication Services — 2.1%
CenturyLink, Inc., 2017 Term Loan B, 2.75%, 1/31/25		5,920	5,789,287
Consolidated Communications, Inc., 2016 Term Loan B, (1 mo. LIBOR + 3.000%, 1.00% Floor), 4.24%, 10/04/23 (m)		313	307,186
Frontier Communications Corp., 2017 Term Loan B1, (1 mo. LIBOR + 3.750%), 4.99%, 6/15/24 (m)		671	640,805
Hargray Communications Group, Inc., 2017 Term Loan B, (1 mo. LIBOR + 3.000%, 1.00% Floor), 4.24%, 5/16/24 (m)		441	440,863
Level 3 Financing, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.250%), 3.49%, 2/22/24 (m)		2,497	2,494,653
Sprint Communications, Inc., 1st Lien Term Loan B, (1 mo. LIBOR + 2.500%), 3.75%, 2/02/24 (m)		983	982,538
Telenet International Finance Sarl, Term Loan AI, (1 mo. LIBOR + 2.750%), 3.98%, 6/30/25 (m)		2,080	2,083,182
Virgin Media Investment Holdings Ltd., Term Loan J, (1 mo. LIBOR + 3.500%), 3.75%, 1/31/26 (m)	GBP	303	394,083

			13,132,597
Electric Utilities — 0.7%
Energy Future Intermediate Holding Co. LLC, 2017 DIP Term Loan, (1 mo. LIBOR + 3.000%, 1.00% Floor), 4.23%, 6/30/18 (m)	USD	3,135	3,147,540
TEX Operations Co. LLC (m):
Exit Term Loan B, (1 mo. LIBOR + 2.750%), 3.98%, 8/04/23		656	655,422
Exit Term Loan C, (1 mo. LIBOR + 2.750%), 3.98%, 8/04/23		152	151,878
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc., Term Loan, 11/10/17 (a)(r)		780	—
Vistra Operations Co. LLC, 2016 Term Loan B2, (1 mo. LIBOR + 2.750%), 3.98%, 12/14/23 (m)		303	303,909

			4,258,749

See Notes to Financial Statements.

42	ANNUAL REPORT	AUGUST 31, 2017

Schedule of Investments (continued)	BlackRock Limited Duration Income Trust (BLW)

Floating Rate Loan Interests	Par (000)		Value
Electrical Equipment — 0.2%
Gates Global LLC, 2017 Term Loan B, (3 mo. LIBOR + 3.250%, 1.00% Floor), 4.55%, 4/01/24 (m)	USD	1,186	$1,189,841
Electronic Equipment, Instruments & Components — 0.1%
Zebra Technologies Corporation, 2017 Term Loan B, (3 mo. LIBOR + 2.000%), 3.31%, 10/27/21 (m)		375	374,505
Energy Equipment & Services — 0.3%
Exgen Texas Power LLC, Term Loan B, (3 mo. LIBOR + 4.750%, 1.00% Floor), 6.05%, 9/16/21 (m)		371	249,281
Gavilan Resources LLC, 2nd Lien Term Loan, (1 mo. LIBOR + 6.000%, 1.00% Floor), 7.23%, 3/01/24 (m)		983	925,249
Seadrill Partners Finco LLC, Term Loan B, (3 mo. LIBOR + 3.000%, 1.00% Floor), 4.30%, 2/21/21 (m)		285	182,896
Weatherford International Ltd., Term Loan, (1 mo. LIBOR + 2.300%), 3.54%, 7/13/20 (a)(m)		470	446,386

			1,803,812
Food & Staples Retailing — 0.5%
Albertsons LLC, 2017 Term Loan B4, (1 mo. LIBOR + 2.750%), 3.99%, 8/25/21 (m)		640	620,490
BJ’s Wholesale Club, Inc. (m):
2017 1st Lien Term Loan, (3 mo. LIBOR + 3.750%, 1.00% Floor), 4.97%, 2/03/24		813	781,773
2017 2nd Lien Term Loan, (3 mo. LIBOR + 7.500%, 1.00% Floor), 8.71%, 2/03/25		104	100,006
Rite Aid Corp. (m):
2nd Lien Term Loan, (1 mo. LIBOR + 4.750%, 1.00% Floor), 5.99%, 8/21/20		240	241,800
2nd Lien Term Loan, (1 mo. LIBOR + 3.875%, 1.00% Floor), 5.12%, 6/21/21		815	818,056
US Foods, Inc., 2016 Term Loan B, (1 mo. LIBOR + 2.750%), 3.99%, 6/27/23 (m)		658	660,197

			3,222,322
Food Products — 1.0%
Chobani LLC, 1st Lien Term Loan, (1 mo. LIBOR + 4.250%, 1.00% Floor), 5.49%, 10/07/23 (m)		748	752,939
Dole Food Co., Inc., 2017 Term Loan B, (2 mo. LIBOR + 2.750%, 1.00% Floor), 4.01%, 4/06/24 (m)		340	340,639
Hostess Brands LLC, 2017 Term Loan, (1 mo. LIBOR + 2.500%), 3.74%, 8/03/22 (m)		1,201	1,204,189
JBS USA LLC, 2017 Term Loan B, (3 mo. LIBOR + 2.500%), 3.80%, 10/30/22 (m)		1,160	1,145,538
Pinnacle Foods Finance LLC, 2017 Term Loan B, (1 mo. LIBOR + 2.000%), 3.23%, 2/02/24 (m)		642	643,142
Reddy Ice Corp. (m):
1st Lien Term Loan, (3 mo. LIBOR + 5.500%), 6.88%, 5/01/19		642	632,837
2nd Lien Term Loan, (3 mo. LIBOR + 9.500%), 10.81%, 11/01/19		233	218,146
Reynolds Group Holdings, Inc., 2017 Term Loan, (1 mo. LIBOR + 3.000%), 4.24%, 2/05/23 (m)		1,266	1,266,866

			6,204,296

Floating Rate Loan Interests	Par (000)		Value
Health Care Equipment & Supplies — 1.1%
Alere, Inc. (m):
2015 Term Loan A, (1 mo. LIBOR + 3.000%), 4.24%, 6/18/20	USD	353	$352,538
2015 Term Loan B, (1 mo. LIBOR + 3.250%, 1.00% Floor), 4.49%, 6/18/22		482	481,022
Cotiviti Corp., Term Loan B, (3 mo. LIBOR + 2.500%), 3.80%, 9/28/23 (m)		623	624,111
DJO Finance LLC, 2015 Term Loan, (1 mo. LIBOR + 3.250%, 1.00% Floor), 4.49%, 6/08/20 (m)		1,675	1,665,871
Immucor, Inc., Extended Term Loan B, (1 mo. LIBOR + 5.000%, 1.00% Floor), 6.24%, 6/15/21 (m)		1,003	1,015,726
Mallinckrodt International Finance SA, Term Loan B, (3 mo. LIBOR + 2.750%), 4.05%, 9/24/24 (m)		527	527,754
National Vision, Inc., 1st Lien Term Loan, (1 mo. LIBOR + 3.000%, 1.00% Floor), 4.24%, 3/12/21 (m)		1,166	1,168,699
Ortho-Clinical Diagnostics, Inc., Term Loan B, (3 mo. LIBOR + 3.750%, 1.00% Floor), 5.05%, 6/30/21 (m)		929	930,226

			6,765,947
Health Care Providers & Services — 1.9%
Acadia Healthcare Co., Inc. (m):
Term Loan B, (1 mo. LIBOR + 2.750%), 3.99%, 2/11/22		232	233,356
Term Loan B2, (1 mo. LIBOR + 2.750%), 3.98%, 2/16/23		640	643,451
Auris Luxembourg III Sarl, 2017 Term Loan B7, (3 mo. LIBOR + 3.000%, 1.00% Floor), 4.30%, 1/17/22 (m)		856	856,397
CHG Healthcare Services, Inc., 2017 Term Loan B, (2 mo. LIBOR + 3.250%, 1.00% Floor), 4.51%, 6/07/23 (m)		973	979,574
Community Health Systems, Inc., Term Loan G, (3 mo. LIBOR + 2.750%), 4.07%, 12/31/19 (m)		329	328,150
Curo Health Services Holdings, Inc., 2015 1st Lien Term Loan, (2 mo. LIBOR + 4.000%, 1.00% Floor), 5.26%, 2/07/22 (m)		319	319,504
DaVita HealthCare Partners, Inc., Term Loan B, (1 mo. LIBOR + 2.750%), 3.99%, 6/24/21 (m)		388	390,581
Envision Healthcare Corp., 2016 Term Loan B, (3 mo. LIBOR + 3.000%), 4.30%, 12/01/23 (m)		2,378	2,394,102
HC Group Holdings III, Inc., Term Loan B, (3 mo. LIBOR + 5.000%, 1.00% Floor), 6.32%, 4/07/22 (a)(m)		820	824,207
HCA, Inc., Term Loan B9, (1 mo. LIBOR + 2.000%), 3.24%, 3/17/23 (m)		1,086	1,088,775
Iasis Healthcare LLC, Term Loan B3, (3 mo. LIBOR + 4.000%), 5.30%, 2/16/21 (m)		150	149,962
MPH Acquisition Holdings LLC, 2016 Term Loan B, (3 mo. LIBOR + 3.000%, 1.00% Floor), 4.30%, 6/07/23 (m)		1,068	1,072,118
nThrive, Inc., 2016 1st Lien Term Loan, (1 mo. LIBOR + 4.500%, 1.00% Floor), 5.74%, 10/20/22 (a)(m)		545	546,542
NVA Holdings, Inc., 1st Lien Term Loan B2, (3 mo. LIBOR + 3.500%), 4.80%, 8/14/21 (m)		553	555,522
Surgery Center Holdings, Inc., 2017 Term Loan B, (1 mo. LIBOR + 3.250%, 1.00% Floor), 4.49%, 6/06/24 (m)		280	277,082

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2017	43

Schedule of Investments (continued)	BlackRock Limited Duration Income Trust (BLW)

Floating Rate Loan Interests	Par (000)		Value
Health Care Providers & Services (continued)
Team Health Holdings, Inc., 1st Lien Term Loan, (1 mo. LIBOR + 2.750%, 1.00% Floor), 3.99%, 2/06/24 (m)	USD	463	$456,153
Vizient, Inc., 2017 Term Loan B, (1 mo. LIBOR + 3.500%, 1.00% Floor), 4.73%, 2/13/23 (m)		572	577,623

			11,693,099
Health Care Technology — 0.4%
Change Healthcare Holdings, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.750%, 1.00% Floor), 3.99%, 3/01/24 (m)		2,019	2,017,940
Press Ganey Holdings, Inc. (m):
1st Lien Term Loan, (1 mo. LIBOR + 3.250%, 1.00% Floor), 4.49%, 10/21/23 (a)		423	424,461
2nd Lien Term Loan, (1 mo. LIBOR + 7.250%, 1.00% Floor), 8.49%, 10/21/24		215	219,031

			2,661,432
Hotels, Restaurants & Leisure — 2.3%
Amaya Holdings BV (m):
2nd Lien Term Loan, (3 mo. LIBOR + 7.000%, 1.00% Floor), 8.30%, 8/01/22		199	199,438
Repriced Term Loan B, (3 mo. LIBOR + 3.500%, 1.00% Floor), 4.80%, 8/01/21		976	978,594
Boyd Gaming Corp., Term Loan B3, (1 Week LIBOR + 2.500%), 3.70%, 9/15/23 (m)		536	536,378
Bronco Midstream Funding LLC, Term Loan B, (3 mo. LIBOR + 4.000%, 1.00% Floor), 5.32%, 8/15/20 (m)		981	989,287
Burger King Newco Unlimited Liability Co., Term Loan B3, (1 mo. LIBOR + 2.250%, 1.00% Floor), 3.55%, 2/16/24 (m)		1,494	1,488,972
Caesars Entertainment Operating Co., Term Loan B7, 6.25%, 3/01/22 (c)		1,067	1,356,690
Caesars Entertainment Resort Properties LLC, Term Loan B, (1 mo. LIBOR + 3.500%, 1.00% Floor), 4.74%, 10/11/20 (m)		2,789	2,800,421
Caesars Growth Properties Holdings LLC, 2017 Term Loan, (1 mo. LIBOR + 3.000%, 1.00% Floor), 4.24%, 5/08/21 (m)		906	907,728
CCM Merger, Inc., Term Loan B, (1 mo. LIBOR + 2.750%), 3.99%, 8/08/21 (m)		552	552,985
CEC Entertainment, Inc., Term Loan B, 2/14/21 (r)		531	526,731
Cyan Blue Holdco 3 Ltd., 2017 Term Loan B, 7/26/24 (r)		456	458,567
ESH Hospitality, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.500%), 3.74%, 8/30/23 (m)		868	871,436
Four Seasons Hotels Ltd., 1st Lien Term Loan, (1 mo. LIBOR + 2.500%), 3.74%, 11/30/23 (m)		100	99,845
Gateway Casinos & Entertainment Ltd., Term Loan B1, (3 mo. LIBOR + 3.750%, 1.00% Floor), 5.05%, 2/22/23 (m)		135	135,337
Hilton Worldwide Finance LLC, Term Loan B2, (1 mo. LIBOR + 2.000%), 3.23%, 10/25/23 (m)		32	32,046
La Quinta Intermediate Holdings LLC, Term Loan B, (3 mo. LIBOR + 2.750%, 1.00% Floor), 4.05%, 4/14/21 (m)		238	238,672

Floating Rate Loan Interests	Par (000)		Value
Hotels, Restaurants & Leisure (continued)
RHP Hotel Properties LP, 2017 Term Loan B, (3 mo. LIBOR + 2.250%), 3.56%, 5/11/24 (a)(m)	USD	409	$411,020
Sabre GLBL, Inc., Incremental Term Loan B, (3 mo. LIBOR + 2.250%, 1.00% Floor), 3.49%, 2/22/24 (m)		898	901,344
Scientific Games International, Inc., 2017 Term Loan B4, (3 mo. LIBOR + 3.250%), 4.51%, 8/14/24 (m)		1,002	1,009,036

			14,494,527
Household Products — 0.1%
Spectrum Brands, Inc., 2017 Term Loan B, (3 mo. LIBOR + 2.000%), 3.31%, 6/23/22 (m)		933	936,448
Independent Power and Renewable Electricity Producers — 0.9%
AES Corp., 2017 Term Loan B, (3 mo. LIBOR + 2.000%), 3.32%, 5/24/22 (m)		479	478,800
Calpine Construction Finance Co., LP, Term Loan B1, (1 mo. LIBOR + 2.250%), 3.74%, 5/03/20 (m)		489	488,048
Calpine Corp. (m):
Term Loan B5, (3 mo. LIBOR + 2.750%), 4.05%, 1/15/24		255	254,551
Term Loan B6, (3 mo. LIBOR + 2.750%, 1.00% Floor), 4.05%, 1/15/23		271	270,114
Term Loan B7, (3 mo. LIBOR + 2.750%), 4.05%, 5/31/23		408	406,858
Calpine Corporation, 1st Lien Term Loan, (PRIME + 0.750%), 2.99%, 11/30/17 (m)		114	113,388
Dynegy, Inc., 2017 Term Loan C, (1 mo. LIBOR + 3.250%, 1.00% Floor), 4.49%, 2/07/24 (m)		914	915,276
Granite Acquisition, Inc. (m):
Term Loan B, (3 mo. LIBOR + 4.000%, 1.00% Floor), 5.30%, 12/19/21		1,089	1,095,638
Term Loan C, (3 mo. LIBOR + 4.000%, 1.00% Floor), 5.30%, 12/19/21		49	49,424
Nautilus Power LLC, Term Loan B, (1 mo. LIBOR + 4.500%, 1.00% Floor), 5.74%, 4/26/24 (m)		820	824,100
Talen Energy Supply LLC (m):
2017 Term Loan B1, (1 mo. LIBOR + 4.000%, 1.00% Floor), 5.24%, 7/15/23		98	95,873
2017 Term Loan B2, (1 mo. LIBOR + 4.000%, 1.00% Floor), 5.24%, 4/15/24		196	191,888
Terra-Gen Finance Co. LLC, Term Loan B, (1 mo. LIBOR + 4.250%, 1.00% Floor), 5.49%, 12/09/21 (a)(m)		506	458,003

			5,641,961
Industrial Conglomerates — 0.3%
Cortes NP Acquisition Corp., 2017 Term Loan B, (1 mo. LIBOR + 4.000%), 5.24%, 11/30/23 (m)		1,282	1,289,641
Sequa Corp., 1st Lien Term Loan, (2 mo. LIBOR + 5.500%), 6.81%, 11/28/21 (m)		480	483,000

			1,772,641
Insurance — 0.7%
Alliant Holdings I, Inc., 2015 Term Loan B, (3 mo. LIBOR + 3.250%, 1.00% Floor), 4.56%, 8/12/22 (m)		743	742,521

See Notes to Financial Statements.

44	ANNUAL REPORT	AUGUST 31, 2017

Schedule of Investments (continued)	BlackRock Limited Duration Income Trust (BLW)

Floating Rate Loan Interests	Par (000)		Value
Insurance (continued)
AmWINS Group, Inc., 2017 Term Loan B, (PRIME + 1.750%, 1.00% Floor), 3.99%, 1/25/24 (m)	USD	622	$622,267
AssuredPartners, Inc., 2017 Term Loan, (1 mo. LIBOR + 3.500%), 4.74%, 10/22/2024 (m)		216	216,817
Hub International Ltd., Term Loan B, (3 mo. LIBOR + 3.000%, 1.00% Floor), 4.26%, 10/02/20 (m)		496	497,476
Sedgwick Claims Management Services, Inc. (m):
1st Lien Term Loan, (1 mo. LIBOR + 2.750%, 1.00% Floor), 3.99%, 3/01/21		799	799,261
2016 1st Lien Term Loan, (3 mo. LIBOR + 3.250%, 1.00% Floor), 4.55%, 3/01/21		263	262,744
2nd Lien Term Loan, (1 mo. LIBOR + 5.750%, 1.00% Floor), 6.99%, 2/28/22		765	766,912
Stratose Intermediate Holdings II LLC, 1st Lien Term Loan, (3 mo. LIBOR + 3.250%, 1.00% Floor), 4.55%, 6/22/23 (m)		235	236,762

			4,144,760
Internet & Direct Marketing Retail — 0.1%
Harbor Freight Tools USA, Inc., 2016 Term Loan B, (1 mo. LIBOR + 3.250%), 4.49%, 8/18/23 (m)		420	421,268
Internet Software & Services — 0.5%
Go Daddy Operating Co. LLC, 2017 Term Loan B, (1 mo. LIBOR + 2.500%), 3.73%, 2/15/24 (m)		1,189	1,191,184
GTT Communications, Inc., 2017 Add on Term Loan B, (1 mo. LIBOR + 3.250%, 1.00% Floor), 4.50%, 1/09/24 (m)		161	161,593
Rackspace Hosting, Inc., 2017 1st Lien Term Loan, (2 mo. LIBOR + 3.000%, 1.00% Floor), 4.31%, 11/03/23 (m)		1,088	1,088,177
TierPoint LLC, 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.750%, 1.00% Floor), 4.99%, 5/06/24 (m)		470	471,565
WaveDivision Holdings LLC, Term Loan B, (2 mo. LIBOR + 2.750%, 1.00% Floor), 4.03%, 10/15/19 (m)		381	381,077

			3,293,596
IT Services — 2.0%
First Data Corp. (m):
2017 Term Loan, (1 mo. LIBOR + 2.500%), 3.74%, 4/26/24		4,021	4,020,581
2022 Term Loan, (1 mo. LIBOR + 2.250%), 3.49%, 7/08/22		175	175,177
Term Loan A, (1 mo. LIBOR + 2.000%), 3.24%, 6/02/20		133	132,819
IG Investment Holdings LLC, 2017 Term Loan, (3 mo. LIBOR + 4.000%, 1.00% Floor), 5.30%, 10/31/21 (m)		831	835,787
NeuStar, Inc. (r):
Term Loan B1, 1/08/20		108	108,746
Term Loan B2, 3/01/24		344	346,482
Optiv Security, Inc. (m):
1st Lien Term Loan, (3 mo. LIBOR + 3.250%, 1.00% Floor), 4.56%, 2/01/24		1,232	1,119,394

Floating Rate Loan Interests	Par (000)		Value
IT Services (continued)
2nd Lien Term Loan, (3 mo. LIBOR + 7.250%, 1.00% Floor), 8.56%, 2/01/25	USD	335	$296,971
Peak 10, Inc. (m):
2017 1st Lien Term Loan, (3 mo. LIBOR + 3.500%, 1.00% Floor), 4.81%, 8/01/24		696	693,482
2017 2nd Lien Term Loan, (3 mo. LIBOR + 7.250%, 1.00% Floor), 8.56%, 8/01/25		513	516,422
TKC Holdings, Inc. (m):
2017 2nd Lien Term Loan, (1 mo. LIBOR + 8.000%, 1.00% Floor), 9.24%, 2/01/24		438	438,000
2017 Term Loan, (1 mo. LIBOR + 4.250%, 1.00% Floor), 5.49%, 2/01/23		718	720,218
Vantiv LLC, 2014 Term Loan B, (1 mo. LIBOR + 2.500%), 3.73%, 10/14/23 (m)		517	516,940
VF Holding Corp., Reprice Term Loan, (3 mo. LIBOR + 3.250%, 1.00% Floor), 4.55%, 6/30/23 (m)		1,449	1,453,397
WEX, Inc., 2017 Term Loan B2, (1 mo. LIBOR + 2.750%), 3.99%, 6/30/23 (m)		1,203	1,210,825

			12,585,241
Life Sciences Tools & Services — 0.3%
Albany Molecular Research, Inc. (m):
2017 1st Lien Term Loan, (1 mo. LIBOR + 3.250%), 4.49%, 8/30/24		626	626,000
2017 2nd Lien Term Loan, (1 mo. LIBOR + 7.00%), 8.24%, 8/30/25		300	303,750
Parexel International Corp,, Term Loan B, 8/07/24 (r)		814	815,891

			1,745,641
Machinery — 0.7%
Clark Equipment Co., 2017 Term Loan B, (1 mo. LIBOR + 2.750%), 4.01%, 5/18/24 (m)		364	364,696
Columbus McKinnon Corp., Term Loan B, (3 mo. LIBOR + 3.000%, 1.00% Floor), 4.30%, 1/31/24 (a)(m)		96	96,633
Gardner Denver, Inc., 2017 Term Loan B, (3 mo. LIBOR + 2.750%), 4.01%, 7/30/24 (m)		759	757,807
Hayward Industries, Inc., Term Loan B, 7/18/24 (r)		494	496,005
Infiltrator Systems, Inc., 2016 Term Loan B, (3 mo. LIBOR + 3.500%, 1.00% Floor), 4.80%, 5/27/22 (m)		757	761,687
Manitowoc Foodservice, Inc., 2016 Term Loan B, (1 Week LIBOR + 3.000%), 4.24%, 3/03/23 (m)		51	51,329
Mueller Water Products, Inc., 2017 Term Loan B, (3 mo. LIBOR + 2.500%), 3.74%, 11/25/21 (m)		297	298,521
Navistar International Corp., 2017 Term Loan B, (1 mo. LIBOR + 4.000%, 1.00% Floor), 5.24%, 8/07/20 (m)		411	413,559
Rexnord LLC, 2016 Term Loan B, (3 mo. LIBOR + 2.750%, 1.00% Floor), 4.01%, 8/21/23 (m)		761	761,728
Signode Industrial Group US, Inc., Term Loan B, (3 mo. LIBOR + 2.750%, 1.00% Floor), 3.99%, 5/04/21 (m)		80	79,465

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2017	45

Schedule of Investments (continued)	BlackRock Limited Duration Income Trust (BLW)

Floating Rate Loan Interests	Par (000)		Value
Machinery (continued)
Tecomet, Inc., 2017 Term Loan B, (3 mo. LIBOR + 3.750%, 1.00% Floor), 5.06%, 5/02/24 (m)	USD	290	$291,450

			4,372,880
Media — 3.4%
Altice Financing SA, 2017 Term Loan B, (3 mo. LIBOR + 2.750%), 4.05%, 7/15/25 (m)		454	453,132
Altice US Finance I Corp., 2017 Term Loan, (1 mo. LIBOR + 2.250%), 3.48%, 7/28/25 (m)		2,199	2,181,377
Cable One, Inc., 2017 Term Loan B, (3 mo. LIBOR + 2.250%), 3.57%, 5/01/24 (a)(m)		260	260,650
CBS Radio, Inc., Term Loan B, (1 mo. LIBOR + 3.500%, 1.00% Floor), 4.74%, 10/17/23 (m)		432	434,660
Charter Communications Operating LLC, 2016 Term Loan I Add, (1 mo. LIBOR + 2.250%), 3.49%, 1/15/24 (m)		1,709	1,717,053
CSC Holdings LLC, 2017 1st Lien Term Loan, (1 mo. LIBOR + 2.250%), 3.48%, 7/17/25 (m)		1,500	1,489,383
DHX Media Ltd., Term Loan B, (1 mo. LIBOR + 3.750%, 1.00% Floor), 4.99%, 12/29/23 (a)(m)		280	280,700
Entercom Radio LLC, 2016 Term Loan, (1 mo. LIBOR + 3.500%, 1.00% Floor), 4.73%, 11/01/23 (m)		234	233,946
Getty Images, Inc., Term Loan B, (1 Week LIBOR + 3.500%), 4.80%, 10/18/19 (m)		178	153,462
Gray Television, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.500%), 3.73%, 2/07/24 (m)		503	503,514
Houghton Mifflin Harcourt Publishing Co., 2015 Term Loan B, (1 mo. LIBOR + 3.000%, 1.00% Floor), 4.24%, 5/31/21 (m)		495	476,233
iHeartCommunications, Inc. (m):
Extended Term Loan E, (1 mo. LIBOR + 7.500%), 8.74%, 7/30/19		215	171,766
Term Loan D, (1 mo. LIBOR + 6.750%), 7.99%, 1/30/19		1,972	1,577,324
Intelsat Jackson Holdings SA, Term Loan B2, (3 mo. LIBOR + 2.750%, 1.00% Floor), 4.00%, 6/30/19 (m)		2,681	2,669,165
Learfield Communications LLC, 2016 1st Lien Term Loan, (1 mo. LIBOR + 3.250%, 1.00% Floor), 4.49%, 12/01/23 (m)		568	570,222
Mission Broadcasting, Inc., 2017 Term Loan B2, (1 mo. LIBOR + 2.500%), 3.73%, 1/17/24 (m)		150	150,359
Nexstar Broadcasting, Inc., 2017 Term Loan B2, (1 mo. LIBOR + 2.500%), 3.73%, 1/17/24 (m)		1,209	1,210,814
Numericable US LLC, Term Loan B10, (3 mo. LIBOR + 3.250%), 4.56%, 1/14/25 (m)		343	344,627
Radiate Holdco LLC, 1st Lien Term Loan, (1 mo. LIBOR + 3.000%), 4.24%, 2/01/24 (m)		449	442,514
SBA Senior Finance II LLC, Term Loan B1, (1 mo. LIBOR + 2.250%), 3.49%, 3/24/21 (m)		675	676,179

Floating Rate Loan Interests	Par (000)		Value
Media (continued)
Trader Corp., 2017 Term Loan B, (3 mo. LIBOR + 3.250%, 1.00% Floor), 4.54%, 9/28/23 (m)	USD	454	$452,919
Tribune Media Co., Term Loan C, (1 mo. LIBOR + 3.000%), 4.24%, 1/27/24 (m)		1,222	1,223,856
Unitymedia Hessen GmbH & Co. KG, Term Loan B, 9/30/25 (r)		691	687,545
Univision Communications, Inc., Term Loan C5, (1 mo. LIBOR + 2.750%, 1.00% Floor), 3.99%, 3/15/24 (m)		625	619,520
Virgin Media Bristol LLC, Term Loan I, (1 mo. LIBOR + 2.750%), 3.98%, 1/31/25 (m)		1,480	1,482,871
William Morris Endeavor Entertainment LLC, 1st Lien Term Loan, (1 mo. LIBOR + 3.250%, 1.00% Floor), 4.49%, 5/06/21 (m)		109	109,888
Ziggo Secured Finance Partnership, Term Loan E, (1 mo. LIBOR + 2.500%), 3.73%, 4/15/25 (m)		745	742,765

			21,316,444
Metals & Mining — 0.0%
WireCo WorldGroup, Inc., 2016 1st Lien Term Loan, (3 mo. LIBOR + 5.500%, 1.00% Floor), 6.82%, 9/30/23 (m)		233	235,717
Multiline Retail — 0.1%
Hudson’s Bay Co., 2015 Term Loan B, (3 mo. LIBOR + 3.250%, 1.00% Floor), 4.55%, 9/30/22 (m)		966	926,953
Oil, Gas & Consumable Fuels — 1.1%
BCP Raptor LLC, Term Loan B, (2 mo. LIBOR + 4.250%, 1.00% Floor), 5.51%, 6/24/24 (m)		570	573,323
BCP Renaissance Parent LLC, Term Loan, 12/07/24 (a)(r)		810	—
California Resources Corp. (m):
Second Out Term Loan, (1 mo. LIBOR + 10.375%), 11.60%, 12/31/21		983	1,040,373
Term Loan A, (1 mo. LIBOR + 3.000%), 4.24%, 10/01/19 (a)		795	755,291
Chesapeake Energy Corp., Term Loan, (3 mo. LIBOR + 7.500%, 1.00% Floor), 8.81%, 8/23/21 (m)		712	755,672
CITGO Holding, Inc., 2015 Term Loan B, (3 mo. LIBOR + 8.500%, 1.00% Floor), 9.80%, 5/12/18 (m)		343	345,189
Drillships Financing Holding, Inc., Term Loan B1, 8.25%, 3/31/21 (c)		441	280,259
Energy Transfer Equity LP, 2017 Term Loan B, (1 mo. LIBOR + 2.750%), 3.98%, 2/02/24 (m)		817	817,905
EWT Holdings III Corp., 1st Lien Term Loan, (3 mo. LIBOR + 3.750%, 1.00% Floor), 5.05%, 1/15/21 (m)		308	310,801
MEG Energy Corp., 2017 Term Loan B, (1 mo. LIBOR + 3.500%, 1.00% Floor), 4.73%, 12/31/23 (m)		747	740,573
Moxie Patriot LLC, Term Loan B1, (3 mo. LIBOR + 5.750%), 7.05%, 12/19/20 (m)		157	145,579
PowerTeam Services LLC, 2nd Lien Term Loan, (3 mo. LIBOR + 7.250%, 1.00% Floor), 8.55%, 11/06/20 (m)		275	272,594
Ultra Resources, Inc., 1st Lien Term Loan, (3 mo. LIBOR + 3.000%, 1.00% Floor), 4.31%, 4/12/24 (m)		331	330,447

See Notes to Financial Statements.

46	ANNUAL REPORT	AUGUST 31, 2017

Schedule of Investments (continued)	BlackRock Limited Duration Income Trust (BLW)

Floating Rate Loan Interests	Par (000)		Value
Oil, Gas & Consumable Fuels (continued)
Veresen Midstream LP, 2017 Term Loan B, (1 mo. LIBOR + 3.500%, 1.00% Floor), 4.74%, 3/31/22 (m)	USD	815	$818,078

			7,186,084
Personal Products — 0.5%
Nature’s Bounty Co.:
2017 2nd Lien Term Loan, 9/15/25 (r)		544	539,468
2017 Term Loan, 8/11/24 (r)		1,200	1,191,756
2017 Term Loan B, (3 mo. LIBOR + 3.500%, 1.00% Floor), 4.80%, 5/05/23		250	249,490
Prestige Brands, Inc., Term Loan B4, (1 mo. LIBOR + 2.750%), 3.99%, 1/26/24 (m)		854	854,791
Revlon Consumer Products Corp., 2016 Term Loan B, (1 mo. LIBOR + 3.500%), 4.74%, 9/07/23 (m)		206	184,858

			3,020,363
Pharmaceuticals — 0.9%
Akorn, Inc., Term Loan B, (1 mo. LIBOR + 4.250%, 1.00% Floor), 5.50%, 4/16/21 (a)(m)		609	615,582
Grifols Worldwide Operations USA, Inc., 2017 Acquisition Term Loan, (1 Week LIBOR + 2.250%), 3.44%, 1/31/25 (m)		1,237	1,238,224
Jaguar Holding Co. II, 2015 Term Loan B, (1 mo. LIBOR + 2.750%, 1.00% Floor), 3.99%, 8/18/22 (m)		1,976	1,979,948
Valeant Pharmaceuticals International, Inc., Series F1 Term Loan B, (1 mo. LIBOR + 4.750%), 5.99%, 4/01/22 (m)		1,620	1,647,415

			5,481,169
Professional Services — 0.3%
Advantage Sales & Marketing, Inc., 2014 1st Lien Term Loan, (3 mo. LIBOR + 3.250%, 1.00% Floor), 4.55%, 7/23/21 (m)		519	498,526
Information Resources, Inc., 1st Lien Term Loan, (1 mo. LIBOR + 4.250%, 1.00% Floor), 5.49%, 1/18/24 (m)		344	346,289
SIRVA Worldwide, Inc., 2016 Term Loan, (3 mo. LIBOR + 6.500%, 1.00% Floor), 7.80%, 11/14/22 (a)(m)		239	239,994
Sterling Infosystems, Inc., 1st Lien Term Loan B, (1 mo. LIBOR + 4.250%, 1.00% Floor), 5.55%, 6/20/22 (m)		739	741,230

			1,826,039
Real Estate Investment Trusts (REITs) — 0.3%
Capital Automotive LP, 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.000%, 1.00% Floor), 4.24%, 3/24/24 (m)		249	249,515
Communications Sales & Leasing, Inc., 2017 Term Loan B, (1 mo. LIBOR + 3.000%, 1.00% Floor), 4.24%, 10/24/22 (m)		171	165,263
MGM Growth Properties Operating Partnership LP, 2016 Term Loan B, (1 mo. LIBOR + 2.250%), 3.49%, 4/25/23 (m)		1,382	1,384,441

			1,799,219
Real Estate Management & Development — 0.4%
CityCenter Holdings LLC, 2017 Term Loan B, (3 mo. LIBOR + 2.500%), 3.73%, 4/18/24 (m)		1,125	1,127,129

Floating Rate Loan Interests	Par (000)		Value
Real Estate Management & Development (continued)
DTZ US Borrower LLC, 2015 1st Lien Term Loan, (3 mo. LIBOR + 3.250%, 1.00% Floor), 4.56%, 11/04/21 (m)	USD	499	$499,345
Realogy Corp., 2017 Term Loan B, (1 mo. LIBOR + 2.250%), 3.49%, 7/20/22 (m)		816	818,362

			2,444,836
Road & Rail — 0.0%
Road Infrastructure Investment LLC, 2016 1st Lien Term Loan, (PRIME + 2.500%, 1.00% Floor), 4.73%, 6/13/23 (m)		149	149,559
Semiconductors & Semiconductor Equipment — 0.1%
Cavium, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.250%), 3.48%, 8/16/22 (a)(m)		236	236,449
MaxLinear, Inc., Term Loan B, (1 mo. LIBOR + 2.500%), 3.73%, 5/12/24 (a)(m)		158	157,802
Microsemi Corp., 2015 Term Loan B, (3 mo. LIBOR + 2.250%), 3.55%, 1/15/23 (m)		155	155,039
ON Semiconductor Corp., 2017 Term Loan B, (1 mo. LIBOR + 2.250%), 3.49%, 3/31/23 (m)		236	236,454

			785,744
Software — 3.9%
Almonde, Inc., 2nd Lien Term Loan, (3 mo. LIBOR + 7.250%, 1.00% Floor), 8.57%, 6/13/25 (m)		373	379,237
Aptean, Inc., 2017 1st Lien Term Loan, (3 mo. LIBOR + 4.250%, 1.00% Floor), 5.55%, 12/20/22 (m)		379	381,658
BMC Software Finance, Inc., 2017 Term Loan, (1 mo. LIBOR + 4.000%, 1.00% Floor), 5.24%, 9/10/22 (m)		1,153	1,156,843
Cypress Intermediate Holdings III, Inc. (m):
2017 1st Lien Term Loan, (1 mo. LIBOR + 3.000%, 1.00% Floor), 4.24%, 4/27/24		294	293,217
2017 2nd Lien Term Loan, (1 mo. LIBOR + 6.750%, 1.00% Floor), 7.99%, 4/27/25		160	164,350
Dell, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.500%), 3.74%, 9/07/23 (m)		789	791,975
Digicel International Finance Ltd., 2017 Term Loan B, (3 mo. LIBOR + 3.750%), 5.07%, 5/28/24 (m)		876	883,980
DTI Holdco, Inc., 2016 Term Loan B, (2 mo. LIBOR + 5.250%, 1.00% Floor), 6.51%, 9/30/23 (m)		507	484,604
Hyland Software, Inc. (m):
2017 2nd Lien Term Loan, (1 mo. LIBOR + 7.000%), 8.24%, 7/07/25		190	193,088
2017 Term Loan, (1 mo. LIBOR + 3.250%), 4.49%, 7/01/22		443	446,348
Infor (US), Inc., Term Loan B6, (3 mo. LIBOR + 2.750%, 1.00% Floor), 4.05%, 2/01/22 (m)		1,369	1,364,229
Informatica Corp., Term Loan, (3 mo. LIBOR + 3.500%, 1.00% Floor), 4.80%, 8/05/22 (m)		1,249	1,250,084
IPS Corp., 2016 1st Lien Term Loan, (1 mo. LIBOR + 5.250%, 1.00% Floor), 6.49%, 12/20/23 (a)(m)		284	284,284
IQOR US, Inc., Term Loan B, (3 mo. LIBOR + 5.000%, 1.00% Floor), 6.30%, 4/01/21 (m)		376	371,701

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2017	47

Schedule of Investments (continued)	BlackRock Limited Duration Income Trust (BLW)

Floating Rate Loan Interests	Par (000)		Value
Software (continued)
Kronos, Inc. (m):
2017 Term Loan B, (3 mo. LIBOR + 3.500%, 1.00% Floor), 4.76%, 11/01/23	USD	1,164	$1,173,063
2nd Lien Term Loan, (3 mo. LIBOR + 8.250%, 1.00% Floor), 9.56%, 11/01/24		615	634,987
LANDesk Group, Inc., 2017 Term Loan B, (1 mo. LIBOR + 4.250%, 1.00% Floor), 5.49%, 1/20/24 (m)		180	177,107
MA FinanceCo. LLC, Term Loan B3, (1 mo. LIBOR + 2.750%), 3.98%, 6/21/24 (m)		90	90,194
Misys Europe SA, 1st Lien Term Loan, (3 mo. LIBOR + 3.500%), 4.82%, 6/13/24 (m)		1,010	1,014,292
Mitchell International, Inc. (m):
1st Lien Term Loan, (3 mo. LIBOR + 3.500%, 1.00% Floor), 4.76%, 10/13/20		689	690,481
2nd Lien Term Loan, (3 mo. LIBOR + 7.500%, 1.00% Floor), 8.81%, 10/11/21		600	603,936
Project Alpha Intermediate Holding, Inc., 2017 Term Loan B, (3 mo. LIBOR + 3.500%, 1.00% Floor), 4.81%, 4/26/24 (m)		1,011	985,725
Project Leopard Holdings, Inc., Term Loan B, (3 mo. LIBOR + 5.500%, 1.00% Floor), 6.76%, 7/07/23 (a)(m)		280	281,400
RP Crown Parent LLC, 2016 Term Loan B, (1 mo. LIBOR + 3.500%, 1.00% Floor), 4.74%, 10/12/23 (m)		846	852,010
Seattle Spinco, Inc., Term Loan B3, (3 mo. LIBOR + 2.750%), 4.03%, 6/21/24 (m)		610	609,104
SolarWinds Holdings, Inc., 2017 Term Loan, (1 mo. LIBOR + 3.500%, 1.00% Floor), 4.74%, 2/05/23 (m)		911	914,111
Solera LLC, Term Loan B, (2 mo. LIBOR + 3.250%, 1.00% Floor), 4.51%, 3/03/23 (m)		1,419	1,422,733
Sophia LP, 2017 Term Loan B, (3 mo. LIBOR + 3.250%, 1.00% Floor), 4.55%, 9/30/22 (m)		1,134	1,132,507
SS&C Technologies, Inc. (m):
2017 Term Loan B1, (1 mo. LIBOR + 2.250%), 3.49%, 7/08/22		1,622	1,627,966
2017 Term Loan B2, (1 mo. LIBOR + 2.250%), 3.49%, 7/08/22		85	84,922
Synchronoss Technologies, Inc., Term Loan, (3 mo. LIBOR + 4.500%), 5.76%, 1/19/24 (m)		374	368,452
Tempo Acquisition LLC, Term Loan, (1 mo. LIBOR + 3.000%), 4.23%, 5/01/24 (m)		1,135	1,138,405
Tibco Software Inc., Repriced Term Loan B, (1 mo. LIBOR + 3.500%, 1.00% Floor), 4.74%, 12/04/20 (m)		886	887,839
Trans Union LLC, Term Loan B3, (1 mo. LIBOR + 2.000%), 3.24%, 4/10/23 (m)		1,140	1,139,836
Veritas Bermuda Ltd., Repriced Term Loan B, (3 mo. LIBOR + 4.500%, 1.00% Floor), 5.80%, 1/27/23 (m)		584	587,669

			24,862,337
Specialty Retail — 0.6%
Academy Ltd., 2015 Term Loan B, (3 mo. LIBOR + 4.000%, 1.00% Floor), 5.23%, 7/01/22 (m)		321	213,804
Bass Pro Group LLC, Asset Sale Term Loan, (3 mo. LIBOR + 4.750%), 6.05%, 6/09/18 (m)		295	295,186

Floating Rate Loan Interests	Par (000)		Value
Specialty Retail (continued)
Leslie’s Poolmart, Inc., 2016 Term Loan, (3 mo. LIBOR + 3.750%, 1.00% Floor), 5.06%, 8/16/23 (m)	USD	632	$631,959
Michaels Stores, Inc., 2016 Term Loan B1, (1 mo. LIBOR + 2.750%, 1.00% Floor), 3.99%, 1/30/23 (m)		403	402,223
Party City Holdings, Inc., 2016 Term Loan, (3 mo. LIBOR + 3.000%), 4.30%, 8/19/22 (m)		496	496,094
Petco Animal Supplies, Inc., 2017 Term Loan B, (3 mo. LIBOR + 3.000%, 1.00% Floor), 4.31%, 1/26/23 (m)		560	469,696
PetSmart, Inc., Term Loan B2, (1 mo. LIBOR + 3.000%, 1.00% Floor), 4.24%, 3/11/22 (m)		59	51,713
Staples, Inc., 2017 Term Loan B, 8/06/24 (m)(r)		970	964,927

			3,525,602
Technology Hardware, Storage & Peripherals — 0.1%
Western Digital Corp., 2017 Term Loan B, (3 mo. LIBOR + 2.750%), 3.98%, 4/29/23 (m)		618	620,811
Textiles, Apparel & Luxury Goods — 0.1%
Ascend Performance Materials Operations LLC, Term Loan B, (3 mo. LIBOR + 5.250%, 1.00% Floor), 6.55%, 8/12/22 (a)(m)		712	715,155
Trading Companies & Distributors — 0.4%
Beacon Roofing Supply, Inc., Term Loan B, (3 mo. LIBOR + 2.750%), 3.98%, 10/01/22 (m)		837	839,204
HD Supply Waterworks Ltd., 2017 Term Loan B, (6 mo. LIBOR + 3.000%, 1.00% Floor), 4.46%, 8/01/24 (m)		750	750,938
HD Supply, Inc. (m):
Term Loan B1, (1 mo. LIBOR + 2.250%), 4.05%, 8/13/21		819	818,319
Term Loan B2, (1 mo. LIBOR + 2.500%), 4.05%, 10/17/23		223	223,647
Nexeo Solutions LLC, 2017 Term Loan B, (3 mo. LIBOR + 3.750%), 5.05%, 6/09/23 (m)		109	109,414

			2,741,522
Transportation — 0.1%
Gruden Acquisition, Inc., 2017 Term Loan, (1 mo. LIBOR + 5.500%, 1.00% Floor), 6.80%, 8/18/22 (m)		443	435,677
Wireless Telecommunication Services — 0.8%
GEO Group, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.250%), 3.49%, 3/22/24 (m)		730	730,477
Ligado Networks LLC (m):
2015 2nd Lien Term Loan, 13.72%, 12/07/20 (b)(c)		32	19,762
PIK Exit Term Loan (9.75% PIK), 9.75%, 12/07/20 (g)		2,826	2,688,792
LTS Buyer LLC, 1st Lien Term Loan, (3 mo. LIBOR + 3.250%), 4.55%, 4/13/20 (m)		1,789	1,790,898

			5,229,929
Total Floating Rate Loan Interests — 37.2%			234,434,044

See Notes to Financial Statements.

48	ANNUAL REPORT	AUGUST 31, 2017

Schedule of Investments (continued)	BlackRock Limited Duration Income Trust (BLW)

Foreign Agency Obligations	Par (000)		Value
Argentine Republic Government International Bond:
6.25%, 4/22/19 (f)	USD	2,269	$2,385,853
5.63%, 1/26/22 (f)		5,010	5,240,460
7.50%, 4/22/26 (f)		3,008	3,362,944
6.88%, 1/26/27		170	183,175
7.63%, 4/22/46 (f)		2,422	2,652,090
Banque Centrale de Tunisie International Bond, 4.50%, 6/22/20	EUR	559	697,404
Brazilian Government International Bond:
4.25%, 1/07/25	USD	211	213,110
6.00%, 4/07/26		212	235,108
Colombia Government International Bond:
11.75%, 2/25/20	USD	37	45,547
4.38%, 7/12/21 (f)		2,492	2,660,210
Cyprus Government International Bond, 4.63%, 2/03/20 (e)	EUR	2,600	3,416,358
Egypt Government International Bond:
5.75%, 4/29/20	USD	1,857	1,938,114
8.50%, 1/31/47 (e)		373	417,760
Iceland Government International Bond, 5.88%, 5/11/22		3,030	3,465,588
Indonesia Government International Bond:
5.88%, 3/13/20		1,421	1,551,631
4.13%, 1/15/25		320	336,544
4.75%, 1/08/26		637	696,157
Lebanon Government International Bond, 6.85%, 3/23/27		42	42,025
Mexico Government International Bond, 4.15%, 3/28/27		420	444,570
Portugal Government International Bond, 5.13%, 10/15/24 (e)		3,190	3,313,070
Republic of South Africa Government International Bond:
5.50%, 3/09/20		862	920,990
5.88%, 5/30/22		275	303,498
Turkey Government International Bond, 7.00%, 6/05/20 (f)		3,251	3,577,238
Total Foreign Agency Obligations — 6.1%			38,099,444

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 1.0%
Countrywide Alternative Loan Trust, Series 2005-54CB, Class 3A4, 5.50%, 11/25/35		2,729	2,398,425
Countrywide Home Loan Mortgage Pass-Through Trust:
Series 2005-17, Class 1A6, 5.50%, 9/25/35		535	532,592
Series 2006-17, Class A2, 6.00%, 12/25/36		1,391	1,238,171
Series 2007-HY5, Class 3A1, 3.66%, 9/25/37 (n)		1,034	1,001,217
GSR Mortgage Loan Trust, Series 2005-AR5, Class 2A3, 3.59%, 10/25/35 (n)		910	807,370

			5,977,775
Commercial Mortgage-Backed Securities — 6.7%
Banc of America Merrill Lynch Commercial Mortgage Securities Trust, Series 2015-200P, Class C, 3.72%, 4/14/33 (e)(n)		4,830	4,976,717
Citigroup Commercial Mortgage Trust, Series 2015-SSHP, Class D, (1 mo. LIBOR + 3.050%), 4.28%, 9/15/27 (d)(e)		2,825	2,830,357

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
Commercial Mortgage Pass-Through Certificates, Series 2014-PAT (d)(e):
Class E, (1 mo. LIBOR + 3.150%), 4.38%, 8/13/27	USD	1,000	$1,004,329
Class F, (1 mo. LIBOR + 2.441%), 3.67%, 8/13/27		2,000	1,962,369
Commercial Mortgage Trust:
Series 2013-LC6, Class B, 3.74%, 1/10/46		1,110	1,141,021
Series 2014-CR21, Class A3, 3.53%, 12/10/47		230	241,516
Series 2015-3BP, Class A, 3.18%, 2/10/35 (e)		5,930	6,075,761
Series 2015-CR22, Class B, 3.93%, 3/10/48 (n)		5,000	5,143,680
Core Industrial Trust, Series 2015-TEXW, Class D, 3.98%, 2/10/34 (e)(n)		3,615	3,700,927
CSAIL Commercial Mortgage Trust, Series 2015-C1, Class B, 4.04%, 4/15/50 (n)		890	922,537
GAHR Commercial Mortgage Trust, Series 2015-NRF (e)(n):
Class DFX, 3.49%, 12/15/34		4,830	4,896,199
Class GFX, 3.49%, 12/15/34		2,500	2,474,360
Greenwich Capital Commercial Funding Corp. Commercial Mortgage Trust, Series 2006-GG7, Class AM, 5.96%, 7/10/38 (n)		668	667,462
GS Mortgage Securities Corp. II, Series 2013-GC10, Class B, 3.68%, 2/10/46 (e)		1,995	2,063,973
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2004-LN2, Class A2, 5.12%, 7/15/41		10	9,890
Series 2016-NINE, Class A, 2.95%, 10/06/38 (e)(n)		800	798,847
Wells Fargo Commercial Mortgage Trust, Series 2015-C31, Class A4, 3.70%, 11/15/48		600	637,064
WF-RBS Commercial Mortgage Trust, Series 2012-C8:
Class B, 4.31%, 8/15/45		1,085	1,156,620
Class C, 5.06%, 8/15/45 (n)		1,395	1,465,686

			42,169,315
Interest Only Commercial Mortgage-Backed Securities — 0.2%
Commercial Mortgage Loan Trust, Series 2015-LC21, Class XA, 1.00%, 7/10/48 (n)		15,963	680,356
WF-RBS Commercial Mortgage Trust, Series 2014-C20, Class XA, 1.31%, 5/15/47 (n)		14,299	722,142

			1,402,498
Total Non-Agency Mortgage-Backed Securities — 7.9%			49,549,588

Other Interests (o)	Beneficial Interest (000)
Auto Components — 0.0%
Lear Corp. Escrow (a)		1,000	10
IT Services — 0.0%
Millennium Lender Claims (a)(b)		1,779	—
Total Other Interests — 0.0%			10

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2017	49

Schedule of Investments (continued)	BlackRock Limited Duration Income Trust (BLW)

Preferred Securities	Par (000)		Value
Capital Trusts
Banks — 2.7%
Banco Santander SA, 6.25% (h)(j)	USD	100	$122,512
Capital One Financial Corp., Series E, 5.55% (f)(h)(j)		3,000	3,131,100
CIT Group, Inc., 5.80% (h)(j)		475	492,813
Citigroup, Inc. (f)(h)(j):
5.90%		5,000	5,387,500
Series A, 5.95%		1,370	1,476,175
Series R, 6.13%		950	1,017,070
Cooperatieve Rabobank UA, 6.63% (h)(j)		200	266,363
Hongkong & Shanghai Banking Corp. Ltd., Series 3H, 1.50% (d)(j)		100	82,832
Intesa Sanpaolo SpA, 7.00% (h)(j)		200	256,245
RZB Finance Jersey IV Ltd., 1.62% (h)(j)		100	115,528
U.S. Bancorp, Series J, 5.30% (h)(j)		261	283,185
Wells Fargo & Co. (f)(h)(j):
Series S, 5.90%		3,170	3,439,450
Series U, 5.88%		650	721,500

			16,792,273
Capital Markets — 1.1%
Goldman Sachs Group, Inc. (f)(h)(j):
Series L, 5.70%		819	847,665
Series M, 5.38%		1,730	1,799,200
Morgan Stanley, Series H, 5.45% (f)(h)(j)		2,546	2,619,197
State Street Corp., Series F, 5.25% (f)(h)(j)		1,625	1,710,313
UBS Group AG, 5.75% (h)(j)		200	265,754

			7,242,129
Chemicals — 0.0%
Lanxess AG, 4.50%, 12/6/76 (h)		50	65,267
Solvay Finance SA, 5.12% (h)(j)		100	132,706

			197,973
Diversified Financial Services — 3.1%
Bank of America Corp. (f)(h)(j):
Series AA, 6.10%		1,241	1,360,446
Series U, 5.20%		1,250	1,293,750
Series V, 5.13%		510	521,531
Series X, 6.25%		1,929	2,119,971
Credit Agricole SA, 6.50% (h)(j)		100	131,961
HBOS Capital Funding LP, 6.85% (j)		100	102,210
HSBC Holdings PLC, 6.00% (h)(j)		415	436,373
JPMorgan Chase & Co. (f)(h)(j):
Series U, 6.13%		6,690	7,350,638
Series V, 5.00%		4,060	4,122,930
Royal Bank of Scotland Group PLC, 8.63% (h)(j)		200	221,500
Societe Generale SA, 6.00% (e)(f)(h)(j)		2,000	2,018,308

			19,679,618
Diversified Telecommunication Services — 0.1%
SoftBank Group Corp., 6.00% (h)(j)		200	200,500
Telefonica Europe BV (h)(j):
3.75%		100	124,278
4.20%		200	251,542
5.00%		100	127,736

			704,056
Electric Utilities — 0.1%
Enel SpA (h):
5.00%, 1/15/75		100	128,795
7.75%, 9/10/75		100	147,738
Origin Energy Finance Ltd., 4.00% (h)		100	123,850
RWE AG, 2.75% (h)		60	72,224

			472,607

Capital Trusts	Par (000)		Value
Insurance — 1.6%
Hartford Financial Services Group, Inc., 8.13%, 6/15/38 (f)(h)	USD	2,500	$2,605,000
Prudential Financial, Inc., 5.63%, 6/15/68 (f)(h)		3,250	3,518,125
Voya Financial, Inc., 5.65%, 5/15/53 (f)(h)		3,500	3,710,000

			9,833,125
Oil, Gas & Consumable Fuels — 0.1%
Gas Natural Fenosa Finance BV, 3.38% (j)(n)		100	121,421
Repsol International Finance BV, 4.50%, 3/25/75 (h)		100	126,371
TOTAL SA, 3.88% (h)(j)		100	128,828

			376,620
Total Capital Trusts — 8.8%			55,298,401

Preferred Stocks		Shares
Capital Markets — 1.9%
Goldman Sachs Group, Inc., Series J, 5.50% (h)(j)		202,526	5,454,025
Morgan Stanley (j)(h):
Series F, 6.88%		120,000	3,490,800
Series K, 5.85%		78,162	2,131,478
SCE Trust III, Series H, 5.75% (h)(j)		21,200	584,696

			11,660,999
Wireless Telecommunication Services — 0.0%
CF-B L2 (D) LLC, (Aquired 4/08/15, cost $11,497) (p)		127,973	116,865
Total Preferred Stocks — 1.9%			11,777,864

Trust Preferred
Diversified Financial Services — 0.4%
GMAC Capital Trust I, Series 2, 7.10% 2/15/40		105,753	2,754,250
Total Preferred Securities — 11.1%			69,830,515

U.S. Government Sponsored Agency Securities	Par (000)
Collateralized Mortgage Obligations — 1.0%
Fannie Mae Connecticut Avenue Securities, Series 2017-C03, Class 1M2, (1 mo. LIBOR US + 3.000%), 4.23%, 10/25/29 (d)	USD	1,600	1,627,814
Freddie Mac Mortgage-Backed Securities, Series 4480, Class ZX, 4.00%, 11/15/44 (f)		4,362	4,688,102

			6,315,916
Interest Only Collateralized Mortgage Obligations — 0.4%
Fannie Mae Mortgage-Backed Securities, Series 2012-M9, Class X1, 4.11%, 12/25/17 (n)		2,966	16,075
Freddie Mac Mortgage-Backed Securities, Class X1 (n):
Series K042, 1.19%, 12/25/24		34,664	2,227,610
Series K707, 1.66%, 12/25/18		40,242	587,922

			2,831,607
Mortgage-Backed Securities — 0.2%
Fannie Mae Mortgage-Backed Securities, 5.00%, 7/1/20 - 8/1/23 (f)		1,189	1,217,765
Total U.S. Government Sponsored Agency Securities — 1.6%			10,365,288

See Notes to Financial Statements.

50	ANNUAL REPORT	AUGUST 31, 2017

Schedule of Investments (continued)	BlackRock Limited Duration Income Trust (BLW)

U.S. Treasury Obligations — 0.5%	Par (000)		Value
U.S. Treasury Bonds, 2.50%, 2/15/46 (f)	USD	3,200	$3,055,250

Rights — 0.0%		Shares
Electric Utilities — 0.0%
Tex Energy LLC (a)		18,143	19,050

Warrants
Metals & Mining — 0.0%
Ameriforge Group, Inc. (Expires 12/20/20) (a)		2,542	—
Software — 0.0%
HMH Holdings/EduMedia (Issued/exercisable 3/09/10, 19 Shares for 1 Warrant, Expires 6/22/19, Strike Price $42.27) (a)		3,100	217
Total Warrants — 0.0%			217
Total Long-Term Investments (Cost — $865,229,496) — 139.5%			878,306,580

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.89% (q)(s)	1,298,832	$1,298,832
Total Short-Term Securities (Cost — $1,298,832) — 0.2%		1,298,832
Options Purchased (Cost — $1,711,356) — 0.4%		2,543,224
Total Investments Before Options Written (Cost — $868,239,684) — 140.1%		882,148,636
Options Written (Premiums Received — $1,380,441) — (0.4)%		(2,133,681)
Total Investments, Net of Options Written (Cost — $866,859,243) — 139.7%		880,014,955
Liabilities in Excess of Other Assets — (39.7)%		(250,286,759)

Net Assets — 100.0%		$629,728,196

Notes to Schedule of Investments

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

(b)	Non-income producing security.

(c)	Issuer filed for bankruptcy and/or is in default.

(d)	Floating rate security. Rate shown is the rate in effect as of period end.

(e)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(f)	All or a portion of the security has been pledged as collateral in connection with outstanding reverse repurchase agreements.

(g)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.

(h)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.

(i)	Zero-coupon bond.

(j)	Perpetual security with no stated maturity date.

(k)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.

(l)	Convertible security.

(m)	Variable rate security. Rate shown is the rate in effect as of period end.

(n)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(o)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.

(p)	Restricted security as to resale, excluding 144A securities. As of period end, the Fund held restricted securities with a current value of $116,865 and an original cost of $11,497, which was less than 0.05% of its net assets.

(q)	Annualized 7-day yield as of period end.

(r)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.

(s)	During the year ended August 31, 2017, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the Fund were as follows:

Affiliate	Shares Held at August 31, 2016	Shares Purchased		Shares Sold	Shares Held at August 31, 2017	Value at August 31, 2017	Income	Net Realized Gain[1]	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	—	1,298,832	[2]		1,298,832	$1,298,832	$31,660	$12	—
BlackRock Liquidity Funds, TempFund, Institutional Class	2,911,779	—		(2,911,779)[3]	—	—	33	—	—
iShares iBoxx $ High Yield Corporate Bond ETF	8,500	—		(8,500)	—	—	9,713	(3,886)	$(3,377)
Total						$1,298,832	$41,406	$(3,874)	$(3,377)

[1] Includes net capital gain distributions.
[2] Represents net shares purchased.
[3] Represents net shares sold.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2017	51

Schedule of Investments (continued)	BlackRock Limited Duration Income Trust (BLW)

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Reverse Repurchase Agreements
Counterparty	Interest Rate	Trade Date	Maturity Date[1]	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements[1]
Credit Suisse Securities (USA) LLC	1.17%	12/29/16	Open	$2,860,000	$2,876,107	U.S. Treasury Obligations	Open/Demand
RBC Capital Markets LLC	1.95%	1/18/17	Open	440,000	444,590	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.95%	1/23/17	Open	244,850	247,357	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.95%	1/25/17	Open	974,820	984,561	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.95%	1/27/17	Open	784,400	792,369	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.95%	1/27/17	Open	1,113,552	1,124,865	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.95%	1/27/17	Open	661,752	668,475	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.95%	1/31/17	Open	1,619,680	1,635,758	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.95%	2/07/17	Open	257,480	259,966	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	1.75%	2/10/17	Open	143,000	144,231	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.95%	2/15/17	Open	105,300	106,284	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	1.75%	2/23/17	Open	1,261,000	1,270,510	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95%	3/06/17	Open	1,697,000	1,711,655	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	1.75%	3/07/17	Open	875,000	881,803	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95%	3/09/17	Open	419,000	422,602	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95%	3/09/17	Open	373,000	376,206	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95%	3/09/17	Open	316,000	318,716	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95%	3/09/17	Open	347,000	349,983	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95%	3/09/17	Open	340,000	342,923	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95%	3/10/17	Open	668,000	673,715	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95%	3/10/17	Open	167,000	168,429	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95%	3/10/17	Open	441,000	444,773	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95%	3/10/17	Open	295,000	297,524	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95%	3/13/17	Open	587,000	591,951	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95%	3/13/17	Open	219,000	220,847	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95%	3/13/17	Open	195,000	196,629	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.95%	3/14/17	Open	256,880	259,010	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95%	3/15/17	Open	162,000	163,356	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.55%	3/16/17	Open	1,485,000	1,494,659	Capital Trusts	Open/Demand
Deutsche Bank Securities, Inc.	1.55%	3/16/17	Open	2,889,000	2,907,791	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.65%	3/16/17	Open	2,741,000	2,760,107	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95%	3/16/17	Open	1,096,000	1,105,174	Capital Trusts	Open/Demand
Deutsche Bank Securities, Inc.	1.95%	3/16/17	Open	1,287,000	1,297,773	Capital Trusts	Open/Demand
Deutsche Bank Securities, Inc.	1.95%	3/16/17	Open	1,310,000	1,320,966	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95%	3/16/17	Open	1,504,000	1,516,590	Capital Trusts	Open/Demand
Deutsche Bank Securities, Inc.	1.95%	3/16/17	Open	329,000	331,754	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95%	3/16/17	Open	2,122,000	2,139,763	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95%	3/16/17	Open	275,000	277,302	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95%	3/16/17	Open	925,000	932,743	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95%	3/16/17	Open	2,111,000	2,128,671	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95%	3/16/17	Open	2,496,000	2,516,894	Capital Trusts	Open/Demand
Deutsche Bank Securities, Inc.	1.95%	3/16/17	Open	1,724,000	1,738,431	Capital Trusts	Open/Demand
Deutsche Bank Securities, Inc.	1.95%	3/16/17	Open	128,000	129,071	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95%	3/16/17	Open	938,000	945,852	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95%	3/16/17	Open	562,000	566,704	Capital Trusts	Open/Demand
Deutsche Bank Securities, Inc.	1.95%	3/16/17	Open	161,000	162,348	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95%	3/16/17	Open	214,000	215,791	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95%	3/16/17	Open	992,000	1,000,304	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95%	3/16/17	Open	1,007,000	1,015,429	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95%	3/16/17	Open	524,000	528,386	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95%	3/16/17	Open	131,000	132,097	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95%	3/16/17	Open	854,000	861,149	Capital Trusts	Open/Demand
Deutsche Bank Securities, Inc.	1.95%	3/16/17	Open	466,000	469,901	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95%	3/16/17	Open	593,000	597,964	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95%	3/16/17	Open	423,000	426,541	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95%	3/16/17	Open	418,000	421,499	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95%	3/16/17	Open	250,000	252,093	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95%	3/16/17	Open	549,000	553,596	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95%	3/16/17	Open	333,000	335,787	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95%	3/16/17	Open	1,145,000	1,154,585	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95%	3/16/17	Open	481,000	485,026	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95%	3/16/17	Open	289,000	291,419	Corporate Bonds	Open/Demand

See Notes to Financial Statements.

52	ANNUAL REPORT	AUGUST 31, 2017

Schedule of Investments (continued)	BlackRock Limited Duration Income Trust (BLW)

Reverse Repurchase Agreements (continued)
Counterparty	Interest Rate	Trade Date	Maturity Date[1]	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements[1]
Deutsche Bank Securities, Inc.	1.95%	3/16/17	Open	$922,000	$929,718	Capital Trusts	Open/Demand
Deutsche Bank Securities, Inc.	1.95%	3/16/17	Open	307,000	309,570	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95%	3/16/17	Open	921,000	928,710	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95%	3/16/17	Open	316,000	318,645	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95%	3/16/17	Open	814,000	820,814	Capital Trusts	Open/Demand
Deutsche Bank Securities, Inc.	1.95%	3/16/17	Open	286,000	288,394	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95%	3/16/17	Open	33,000	33,276	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95%	3/16/17	Open	945,000	952,910	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95%	3/16/17	Open	398,000	401,332	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95%	3/16/17	Open	466,000	469,901	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95%	3/16/17	Open	397,000	400,323	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95%	3/16/17	Open	421,000	424,524	Capital Trusts	Open/Demand
Deutsche Bank Securities, Inc.	1.95%	3/16/17	Open	165,000	166,381	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95%	3/16/17	Open	781,000	787,538	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95%	3/16/17	Open	440,000	443,683	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95%	3/16/17	Open	959,000	967,028	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95%	3/16/17	Open	416,000	419,482	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95%	3/16/17	Open	539,000	543,512	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95%	3/16/17	Open	646,000	651,408	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95%	3/16/17	Open	363,000	366,039	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95%	3/16/17	Open	298,000	300,495	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95%	3/16/17	Open	222,000	223,858	Corporate Bonds	Open/Demand
UBS Ltd.	1.50%	3/16/17	Open	2,970,000	2,988,624	Capital Trusts	Open/Demand
UBS Ltd.	1.50%	3/16/17	Open	2,647,500	2,664,102	Capital Trusts	Open/Demand
UBS Ltd.	1.75%	3/16/17	Open	1,112,875	1,121,152	Corporate Bonds	Open/Demand
UBS Ltd.	1.75%	3/16/17	Open	265,633	267,608	Corporate Bonds	Open/Demand
UBS Ltd.	1.75%	3/16/17	Open	373,450	376,228	Corporate Bonds	Open/Demand
UBS Ltd.	1.75%	3/16/17	Open	303,365	305,621	Corporate Bonds	Open/Demand
UBS Ltd.	1.75%	3/16/17	Open	160,650	161,845	Corporate Bonds	Open/Demand
UBS Ltd.	1.75%	3/16/17	Open	770,625	776,357	Corporate Bonds	Open/Demand
UBS Ltd.	1.75%	3/16/17	Open	1,665,000	1,677,383	Capital Trusts	Open/Demand
UBS Ltd.	1.75%	3/16/17	Open	4,581,250	4,615,323	Capital Trusts	Open/Demand
Deutsche Bank Securities, Inc.	1.95%	3/17/17	Open	636,215	641,541	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95%	3/17/17	Open	685,912	691,654	Capital Trusts	Open/Demand
Deutsche Bank Securities, Inc.	1.95%	3/17/17	Open	884,318	891,721	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95%	3/17/17	Open	267,000	269,197	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.75%	3/20/17	Open	3,327,187	3,351,379	Capital Trusts	Open/Demand
Barclays Capital, Inc.	2.00%	3/20/17	Open	1,242,402	1,252,851	Capital Trusts	Open/Demand
Deutsche Bank Securities, Inc.	1.95%	3/21/17	Open	172,000	173,399	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95%	3/22/17	Open	603,717	608,571	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.95%	3/23/17	Open	65,600	66,118	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95%	3/30/17	Open	152,000	153,150	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95%	3/31/17	Open	351,000	353,640	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.95%	3/31/17	Open	121,275	122,187	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.95%	4/05/17	Open	797,940	803,828	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.59%	4/06/17	Open	140,738	141,569	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.59%	4/06/17	Open	552,900	556,167	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.59%	4/06/17	Open	132,300	133,082	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.59%	4/06/17	Open	218,550	219,841	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.59%	4/06/17	Open	289,750	291,462	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.59%	4/06/17	Open	1,771,200	1,781,666	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.59%	4/06/17	Open	320,450	322,344	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.95%	4/06/17	Open	546,887	550,923	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.95%	4/06/17	Open	430,550	433,727	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.95%	4/06/17	Open	323,635	326,023	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.95%	4/06/17	Open	170,000	171,254	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.95%	4/06/17	Open	512,940	516,725	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.95%	4/06/17	Open	477,125	480,646	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.95%	4/06/17	Open	687,150	692,221	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.95%	4/06/17	Open	914,760	921,510	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.95%	4/06/17	Open	299,213	301,420	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.95%	4/06/17	Open	331,280	333,725	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.95%	4/06/17	Open	894,735	901,337	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.95%	4/06/17	Open	670,455	675,402	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.95%	4/06/17	Open	564,475	568,640	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.95%	4/06/17	Open	1,349,220	1,359,176	Corporate Bonds	Open/Demand

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2017	53

Schedule of Investments (continued)	BlackRock Limited Duration Income Trust (BLW)

Reverse Repurchase Agreements (continued)
Counterparty	Interest Rate	Trade Date	Maturity Date[1]	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements[1]
RBC Capital Markets LLC	1.95%	4/06/17	Open	$1,624,470	$1,636,457	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.95%	4/06/17	Open	257,550	259,451	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.95%	4/06/17	Open	118,695	119,571	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.95%	4/06/17	Open	158,400	159,569	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.95%	4/06/17	Open	437,340	440,567	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.95%	4/06/17	Open	111,375	112,197	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95%	4/07/17	Open	127,000	127,913	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.59%	4/07/17	Open	97,008	97,567	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.59%	4/07/17	Open	39,856	40,086	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.95%	4/07/17	Open	218,592	220,164	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95%	4/13/17	Open	219,664	221,170	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.95%	4/18/17	Open	342,000	344,346	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95%	4/19/17	Open	660,000	664,465	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95%	4/19/17	Open	1,565,000	1,575,588	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95%	4/19/17	Open	673,000	677,553	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	1.50%	4/19/17	Open	2,983,000	2,998,184	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.59%	4/19/17	Open	1,451,250	1,459,123	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.59%	4/19/17	Open	1,458,187	1,466,099	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.59%	4/19/17	Open	1,187,500	1,193,943	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.95%	4/19/17	Open	57,000	57,383	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95%	4/20/17	Open	165,000	166,085	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95%	4/20/17	Open	339,000	341,229	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95%	4/20/17	Open	388,000	390,552	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95%	4/26/17	Open	282,000	283,801	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95%	4/28/17	Open	2,069,000	2,081,825	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.95%	4/28/17	Open	228,200	229,615	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95%	5/01/17	Open	468,000	470,879	Corporate Bonds	Open/Demand
UBS Ltd.	1.75%	5/05/17	Open	307,860	309,470	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.95%	5/08/17	Open	562,273	565,599	Corporate Bonds	Open/Demand
UBS Ltd.	1.75%	5/10/17	Open	369,786	371,705	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95%	5/11/17	Open	816,000	820,557	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95%	5/12/17	Open	867,000	871,801	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95%	5/12/17	Open	231,000	232,279	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95%	5/17/17	Open	213,000	214,169	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.59%	5/17/17	Open	283,650	284,904	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.59%	5/17/17	Open	392,038	393,770	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.59%	5/17/17	Open	263,313	264,476	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.59%	5/17/17	Open	423,862	425,736	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.59%	5/17/17	Open	539,737	542,123	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.95%	5/17/17	Open	175,821	176,787	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.95%	5/17/17	Open	320,243	322,001	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.95%	5/17/17	Open	257,550	258,964	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.95%	5/17/17	Open	242,150	243,479	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.95%	5/17/17	Open	332,920	334,748	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.95%	5/17/17	Open	190,500	191,546	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.95%	5/17/17	Open	260,663	262,094	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.95%	5/17/17	Open	703,010	706,803	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.95%	5/19/17	Open	317,300	318,952	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95%	5/22/17	Open	1,159,000	1,165,090	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95%	5/22/17	Open	811,000	815,261	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95%	5/22/17	Open	1,194,000	1,200,273	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95%	5/22/17	Open	1,028,000	1,033,401	Capital Trusts	Open/Demand
Deutsche Bank Securities, Inc.	1.95%	5/22/17	Open	1,980,000	1,990,403	Foreign Agency Obligations	Open/Demand
Deutsche Bank Securities, Inc.	1.95%	5/22/17	Open	2,853,000	2,867,990	Foreign Agency Obligations	Open/Demand
RBC Capital Markets LLC	1.59%	5/22/17	Open	497,900	499,990	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95%	5/24/17	Open	69,000	69,350	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.95%	5/24/17	Open	1,065,050	1,070,445	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95%	5/31/17	Open	923,000	927,370	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.95%	5/31/17	Open	98,685	99,152	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.95%	6/05/17	Open	95,880	96,327	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.75%	6/07/17	Open	173,306	173,589	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95%	6/07/17	Open	121,849	122,397	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	1.75%	6/07/17	Open	485,000	486,980	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.95%	6/08/17	Open	392,280	394,001	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95%	6/09/17	Open	519,715	521,967	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.70%	6/14/17	Open	205,303	206,050	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.61%	6/15/17	Open	390,000	391,291	Corporate Bonds	Open/Demand

See Notes to Financial Statements.

54	ANNUAL REPORT	AUGUST 31, 2017

Schedule of Investments (continued)	BlackRock Limited Duration Income Trust (BLW)

Reverse Repurchase Agreements (continued)
Counterparty	Interest Rate	Trade Date	Maturity Date[1]	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements[1]
BNP Paribas S.A.	1.61%	6/15/17	Open	$576,000	$577,906	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.96%	6/15/17	Open	437,000	438,761	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.96%	6/15/17	Open	238,000	238,959	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.96%	6/15/17	Open	643,000	645,591	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.96%	6/15/17	Open	578,000	580,329	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.96%	6/15/17	Open	459,000	460,849	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.96%	6/15/17	Open	336,000	337,354	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.96%	6/15/17	Open	1,895,000	1,902,635	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.96%	6/15/17	Open	988,000	991,981	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.96%	6/15/17	Open	367,000	368,479	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.96%	6/15/17	Open	865,000	868,485	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.96%	6/15/17	Open	1,088,000	1,092,383	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.20%	6/15/17	Open	3,948,000	3,965,854	Foreign Agency Obligations	Open/Demand
BNP Paribas S.A.	2.20%	6/15/17	Open	1,933,000	1,941,741	Foreign Agency Obligations	Open/Demand
Credit Suisse Securities (USA) LLC	(1.00)%	6/15/17	Open	405,000	404,134	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	1.50%	6/15/17	Open	1,298,375	1,302,541	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	1.50%	6/15/17	Open	931,262	934,250	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	1.55%	6/15/17	Open	5,808,781	5,828,039	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	1.75%	6/15/17	Open	838,687	841,827	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	2.00%	6/15/17	Open	2,710,960	2,722,557	Foreign Agency Obligations	Open/Demand
Credit Suisse Securities (USA) LLC	2.00%	6/15/17	Open	2,128,332	2,137,437	Foreign Agency Obligations	Open/Demand
RBC Capital Markets LLC	1.95%	6/16/17	Open	118,535	119,004	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	1.50%	6/19/17	Open	808,000	810,458	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	1.50%	6/19/17	Open	2,504,000	2,511,616	Capital Trusts	Open/Demand
HSBC Securities (USA), Inc.	1.50%	6/19/17	Open	3,412,000	3,422,378	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	1.50%	6/19/17	Open	2,389,000	2,396,267	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	1.50%	6/19/17	Open	3,510,000	3,520,676	Capital Trusts	Open/Demand
HSBC Securities (USA), Inc.	1.50%	6/19/17	Open	424,000	425,290	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	1.50%	6/19/17	Open	908,000	910,762	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	1.50%	6/19/17	Open	1,464,000	1,468,453	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	1.50%	6/19/17	Open	466,000	467,417	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	1.50%	6/19/17	Open	341,000	342,037	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	1.50%	6/19/17	Open	1,437,000	1,441,371	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	1.75%	6/19/17	Open	495,000	496,757	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	1.75%	6/19/17	Open	6,379,000	6,401,637	Capital Trusts	Open/Demand
HSBC Securities (USA), Inc.	1.75%	6/19/17	Open	209,000	209,742	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	1.75%	6/19/17	Open	1,008,000	1,011,577	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	1.75%	6/19/17	Open	355,000	356,260	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	1.75%	6/19/17	Open	159,000	159,564	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	1.75%	6/19/17	Open	897,000	900,183	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	1.75%	6/19/17	Open	607,000	609,154	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.95%	6/19/17	Open	326,375	327,648	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.95%	6/19/17	Open	415,438	417,080	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.95%	6/19/17	Open	51,283	51,485	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.95%	6/19/17	Open	624,100	626,568	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.95%	6/19/17	Open	223,808	224,692	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.95%	6/19/17	Open	730,625	733,514	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.95%	6/19/17	Open	363,375	364,812	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.95%	6/19/17	Open	379,140	380,639	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.95%	6/19/17	Open	383,303	384,818	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.95%	6/19/17	Open	790,215	793,340	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.95%	6/19/17	Open	99,960	100,355	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.59%	6/21/17	Open	674,150	676,264	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.59%	6/21/17	Open	253,725	254,521	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.59%	6/21/17	Open	646,750	648,778	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.59%	6/21/17	Open	1,488,375	1,493,042	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.59%	6/21/17	Open	1,741,250	1,746,710	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.59%	6/21/17	Open	437,175	438,546	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.59%	6/21/17	Open	248,853	249,633	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.59%	6/21/17	Open	1,204,538	1,208,315	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.59%	6/21/17	Open	2,167,000	2,173,795	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.59%	6/21/17	Open	348,300	349,392	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.95%	6/21/17	Open	231,240	232,117	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.95%	6/21/17	Open	2,425,000	2,434,326	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.95%	6/21/17	Open	377,540	378,992	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.95%	6/21/17	Open	570,825	573,020	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.95%	6/21/17	Open	505,575	507,519	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.95%	6/21/17	Open	221,520	222,372	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.95%	6/21/17	Open	294,018	295,148	Corporate Bonds	Open/Demand

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2017	55

Schedule of Investments (continued)	BlackRock Limited Duration Income Trust (BLW)

Reverse Repurchase Agreements (continued)
Counterparty	Interest Rate	Trade Date	Maturity Date[1]	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements[1]
RBC Capital Markets LLC	1.95%	6/21/17	Open	$628,050	$630,465	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.95%	6/21/17	Open	202,553	203,331	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.95%	6/21/17	Open	164,835	165,469	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95%	6/22/17	Open	592,000	594,119	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95%	6/22/17	Open	549,000	550,965	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	(0.25)%	6/22/17	Open	78,725	78,689	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.95%	6/22/17	Open	300,900	301,977	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.95%	6/26/17	Open	380,363	381,683	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95%	6/27/17	Open	110,000	110,388	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.96%	6/29/17	Open	370,000	371,193	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.59%	6/29/17	Open	370,313	371,329	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.59%	6/29/17	Open	290,700	291,498	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.59%	6/29/17	Open	97,250	97,517	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.59%	6/29/17	Open	1,095,487	1,098,494	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.59%	6/29/17	Open	494,900	496,258	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.59%	6/29/17	Open	375,938	376,969	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.59%	6/29/17	Open	1,396,875	1,400,709	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.59%	6/29/17	Open	970,000	972,662	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.95%	6/29/17	Open	390,000	391,313	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.95%	6/29/17	Open	188,438	189,072	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.95%	6/29/17	Open	475,447	477,048	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.95%	6/29/17	Open	125,625	126,048	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.95%	6/29/17	Open	688,675	690,993	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.95%	6/29/17	Open	522,900	524,660	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.95%	6/29/17	Open	394,800	396,129	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.95%	7/06/17	Open	483,075	484,462	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95%	7/10/17	Open	857,000	859,460	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95%	7/11/17	Open	249,858	250,535	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95%	7/24/17	Open	85,000	85,175	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95%	7/24/17	Open	303,000	303,607	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.95%	7/24/17	Open	379,620	380,401	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95%	7/25/17	Open	160,000	160,312	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95%	7/25/17	Open	194,000	194,378	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.95%	7/25/17	Open	677,280	678,601	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95%	7/27/17	Open	438,000	438,830	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95%	7/27/17	Open	898,580	900,332	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.95%	7/27/17	Open	657,825	658,965	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.95%	7/28/17	Open	216,460	216,823	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.95%	8/01/17	Open	896,610	898,116	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.95%	8/01/17	Open	745,420	746,672	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.95%	8/01/17	Open	625,485	626,535	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.95%	8/01/17	Open	755,695	756,964	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.95%	8/01/17	Open	729,000	730,224	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.95%	8/01/17	Open	693,910	695,075	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.95%	8/01/17	Open	728,325	729,548	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.95%	8/01/17	Open	749,090	750,348	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95%	8/03/17	Open	804,000	805,219	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.95%	8/03/17	Open	323,190	323,680	Corporate Bonds	Open/Demand
UBS Ltd.	1.75%	8/03/17	Open	1,094,512	1,096,002	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.95%	8/04/17	Open	1,501,200	1,503,233	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	—	8/07/17	Open	852,260	852,260	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95%	8/08/17	Open	2,078,000	2,080,476	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	1.23%	8/10/17	9/13/17	207,000	207,127	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	1.23%	8/10/17	9/13/17	962,000	962,592	U.S. Government Sponsored Agency Securities	Up to 30 Days
Deutsche Bank Securities, Inc.	1.95%	8/10/17	Open	193,000	193,188	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.95%	8/11/17	Open	626,175	626,752	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.59%	8/14/17	Open	475,000	475,336	Corporate Bonds	Open/Demand
J.P. Morgan Securities LLC	1.62%	8/15/17	9/06/17	4,198,000	4,201,023	U.S. Government Sponsored Agency Securities	Up to 30 Days
Deutsche Bank Securities, Inc.	1.95%	8/15/17	Open	199,000	199,162	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95%	8/15/17	Open	473,000	473,384	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.95%	8/18/17	Open	858,220	858,685	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00%	8/21/17	Open	436,175	436,393	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.59%	8/21/17	Open	146,535	146,601	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.95%	8/23/17	Open	120,840	120,886	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95%	8/25/17	Open	320,000	320,069	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.95%	8/28/17	Open	485,060	485,113	Corporate Bonds	Open/Demand
Total				$250,960,234	$252,279,565

[1] Certain agreements have no stated maturity and can be terminated by either party at any time.

See Notes to Financial Statements.

56	ANNUAL REPORT	AUGUST 31, 2017

Schedule of Investments (continued)	BlackRock Limited Duration Income Trust (BLW)

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Euro Bund Future	2	November 2017	$2	$(1,252)
Euro Bund Future	1	November 2017	$0	(906)
Ultra Long U.S. Treasury Bond	7	December 2017	$1,183	9,612

				7,454

Short Contracts
2-Year U.S. Treasury Note	(56)	December 2017	$12,114	(1,900)
5-Year U.S. Treasury Note	(36)	December 2017	$4,266	(5,248)
10-Year U.S. Treasury Note	(295)	December 2017	$37,460	(134,815)
10-Year U.S. Ultra Long Treasury Note	(91)	December 2017	$12,424	(55,499)
Long U.S. Treasury Bond	(83)	December 2017	$12,956	(89,142)
UK Long Gilt Bond	(1)	December 2017	$165	426
Euro Bund Future	(3)	September 2017	$590	(2,360)
				(288,538)

Total				$(281,084)

Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	2,044,982	EUR	1,365,000	Barclays Bank PLC	9/01/17	$693
EUR	1,365,000	AUD	1,997,055	Barclays Bank PLC	9/01/17	37,407
EUR	1,365,000	AUD	2,006,236	Barclays Bank PLC	9/01/17	30,108
EUR	1,365,000	AUD	2,008,693	Barclays Bank PLC	9/01/17	28,155
EUR	1,365,000	AUD	2,012,998	Barclays Bank PLC	9/01/17	24,733
EUR	1,365,000	AUD	2,028,628	Barclays Bank PLC	9/01/17	12,308
EUR	8,735,000	AUD	13,047,338	Deutsche Bank AG	9/01/17	26,607
EUR	820,000	AUD	1,190,500	Morgan Stanley & Co. International PLC	9/01/17	29,782
USD	380,916	GBP	290,000	HSBC Bank PLC	9/06/17	5,906
USD	2,581,037	GBP	1,965,000	HSBC Bank PLC	9/06/17	40,016
USD	12,207,715	GBP	9,294,000	HSBC Bank PLC	9/06/17	189,266
AUD	2,054,767	GBP	1,210,000	Citibank N.A.	9/12/17	68,323
CAD	1,995,812	AUD	2,000,000	Citibank N.A.	9/12/17	8,628
CAD	4,351,314	EUR	2,900,000	Citibank N.A.	9/12/17	31,388
CAD	1,997,000	NZD	2,150,000	BNP Paribas S.A.	9/12/17	55,874
CHF	1,526,740	USD	1,570,000	State Street Bank and Trust Co.	9/12/17	22,793
EUR	1,370,000	AUD	2,016,740	Bank of America N.A.	9/12/17	28,393
EUR	2,900,000	CAD	4,304,360	Credit Suisse International	9/12/17	6,216
EUR	2,910,000	CHF	3,162,181	Citibank N.A.	9/12/17	166,415
EUR	1,360,000	GBP	1,203,882	BNP Paribas S.A.	9/12/17	62,493
NOK	13,029,181	GBP	1,210,000	BNP Paribas S.A.	9/12/17	114,750
NOK	12,514,596	GBP	1,215,000	Barclays Bank PLC	9/12/17	41,943
NOK	12,333,822	NZD	2,140,000	Citibank N.A.	9/12/17	53,789
NOK	24,631,585	NZD	4,360,000	Credit Suisse International	9/12/17	45,497
SEK	13,237,223	AUD	2,040,000	BNP Paribas S.A.	9/12/17	45,000
SEK	12,939,125	EUR	1,345,000	Barclays Bank PLC	9/12/17	27,337
SEK	12,964,431	EUR	1,360,000	Citibank N.A.	9/12/17	12,660
SEK	26,055,219	EUR	2,710,000	Citibank N.A.	9/12/17	53,137
SEK	12,688,150	GBP	1,220,000	BNP Paribas S.A.	9/12/17	19,522
USD	1,564,024	NZD	2,150,000	BNP Paribas S.A.	9/12/17	20,540
EUR	4,095,000	GBP	3,716,958	Credit Suisse International	9/26/17	70,480
IDR	240,750,000	USD	18,000	BNP Paribas S.A.	9/27/17	30
IDR	78,599,232,000	USD	5,856,000	BNP Paribas S.A.	9/27/17	30,461
USD	2,210,695	EUR	1,852,000	Deutsche Bank AG	10/04/17	2,511
USD	7,425,286	EUR	6,220,500	Deutsche Bank AG	10/04/17	8,435
CHF	1,505,820	USD	1,570,000	Barclays Bank PLC	10/18/17	4,700

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2017	57

Schedule of Investments (continued)	BlackRock Limited Duration Income Trust (BLW)

Forward Foreign Currency Exchange Contracts (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	1,570,000	CHF	1,488,572	Barclays Bank PLC	10/18/17	$13,336
USD	1,590,312	GBP	1,200,000	Barclays Bank PLC	10/18/17	36,319
USD	1,575,000	JPY	170,509,830	Barclays Bank PLC	10/25/17	20,405
SEK	12,928,359	NOK	12,635,000	Morgan Stanley & Co. International PLC	10/30/17	1,534

						1,497,890

AUD	1,990,347	EUR	1,365,000	Barclays Bank PLC	9/01/17	(42,739)
AUD	1,999,245	EUR	1,365,000	Barclays Bank PLC	9/01/17	(35,666)
AUD	2,005,218	EUR	1,365,000	Barclays Bank PLC	9/01/17	(30,918)
AUD	2,007,369	EUR	1,365,000	Barclays Bank PLC	9/01/17	(29,208)
AUD	2,014,627	EUR	1,365,000	Barclays Bank PLC	9/01/17	(23,438)
AUD	2,015,865	EUR	1,365,000	Barclays Bank PLC	9/01/17	(22,454)
AUD	2,018,304	EUR	1,365,000	Barclays Bank PLC	9/01/17	(20,515)
AUD	2,022,514	EUR	1,365,000	Barclays Bank PLC	9/01/17	(17,168)
AUD	2,024,048	EUR	1,365,000	Barclays Bank PLC	9/01/17	(15,949)
AUD	2,031,950	EUR	1,365,000	Barclays Bank PLC	9/01/17	(9,667)
AUD	2,037,406	EUR	1,365,000	Barclays Bank PLC	9/01/17	(5,330)
USD	4,820,307	EUR	4,082,000	Deutsche Bank AG	9/06/17	(39,351)
USD	15,390,266	EUR	13,033,000	Deutsche Bank AG	9/06/17	(125,641)
AUD	2,044,696	EUR	1,370,000	BNP Paribas S.A.	9/12/17	(6,171)
AUD	2,040,000	SEK	13,225,189	Bank of America N.A.	9/12/17	(43,485)
CAD	1,973,023	AUD	1,990,000	Citibank N.A.	9/12/17	(1,674)
CHF	3,154,760	EUR	2,910,000	Bank of America N.A.	9/12/17	(174,156)
CHF	1,060,733	USD	1,110,174	Bank of America N.A.	9/12/17	(3,550)
CHF	1,060,733	USD	1,110,174	Bank of America N.A.	9/12/17	(3,550)
CHF	448,856	USD	469,826	Citibank N.A.	9/12/17	(1,551)
CHF	448,856	USD	469,826	Citibank N.A.	9/12/17	(1,551)
EUR	1,345,000	SEK	12,803,995	Barclays Bank PLC	9/12/17	(10,324)
EUR	2,720,000	SEK	25,965,936	Deutsche Bank AG	9/12/17	(29,987)
GBP	1,210,000	AUD	2,028,690	Goldman Sachs International	9/12/17	(47,595)
GBP	1,217,378	EUR	1,360,000	BNP Paribas S.A.	9/12/17	(45,037)
GBP	1,225,000	NOK	12,356,575	Morgan Stanley & Co. International PLC	9/12/17	(8,637)
GBP	1,240,000	USD	1,606,396	Bank of America N.A.	9/12/17	(2,604)
NOK	26,700,000	SEK	27,422,315	Citibank N.A.	9/12/17	(10,284)
NZD	2,150,000	CAD	1,983,919	Citibank N.A.	9/12/17	(45,398)
NZD	2,150,000	USD	1,550,032	Citibank N.A.	9/12/17	(6,547)
SEK	26,802,979	NOK	26,700,000	BNP Paribas S.A.	9/12/17	(67,690)
USD	1,575,000	CHF	1,514,426	Barclays Bank PLC	9/12/17	(4,946)
USD	1,580,000	CHF	1,517,623	Citibank N.A.	9/12/17	(3,282)
USD	1,570,000	CHF	1,517,823	National Australia Bank Ltd.	9/12/17	(13,490)
USD	3,160,000	CHF	3,042,506	Standard Chartered Bank	9/12/17	(14,137)
USD	1,582,288	GBP	1,240,000	BNP Paribas S.A.	9/12/17	(21,504)
GBP	1,199,915	EUR	1,340,000	Barclays Bank PLC	9/26/17	(44,259)
GBP	1,225,231	EUR	1,400,000	Barclays Bank PLC	9/26/17	(83,005)
GBP	1,205,809	EUR	1,355,000	Credit Suisse International	9/26/17	(54,508)
USD	7,373,103	EUR	6,220,500	Bank of America N.A.	10/04/17	(43,749)
USD	2,195,346	EUR	1,852,000	Royal Bank of Scotland PLC	10/04/17	(12,838)
USD	373,763	GBP	289,000	UBS AG	10/04/17	(325)
USD	2,272,323	GBP	1,757,000	UBS AG	10/04/17	(1,979)
USD	11,925,228	GBP	9,220,796	UBS AG	10/04/17	(10,385)
GBP	1,205,000	USD	1,575,309	Goldman Sachs International	10/18/17	(14,840)
JPY	172,401,075	USD	1,575,000	Barclays Bank PLC	10/25/17	(3,162)
NOK	12,625,000	SEK	12,947,343	Barclays Bank PLC	10/30/17	(5,221)
USD	148,718	EUR	137,859	Citibank N.A.	2/21/18	(16,944)
USD	245,034	EUR	227,918	Deutsche Bank AG	2/21/18	(28,850)
USD	243,365	EUR	226,375	Morgan Stanley & Co. International PLC	2/21/18	(28,665)

						(1,333,924)
Net Unrealized Appreciation						$163,966

See Notes to Financial Statements.

58	ANNUAL REPORT	AUGUST 31, 2017

Schedule of Investments (continued)	BlackRock Limited Duration Income Trust (BLW)

OTC Interest Rate Swaptions Purchased
Description	Counterparty	Expiration Date	Exercise Rate	Received by the Fund		Paid by the Fund		Notional Amount (000)		Value
				Rate	Frequency	Rate	Frequency
Put
10-Year Interest Rate Swap, 9/03/27	JPMorgan Chase Bank N.A.	9/01/17	2.65%	3-Month LIBOR	Quarterly	2.65%	Semi-annual	USD	1,300	—
10-Year Interest Rate Swap, 9/03/27	JPMorgan Chase Bank N.A.	9/01/17	2.75%	3-Month LIBOR	Quarterly	2.75%	Semi-annual	USD	1,300	—
10-Year Interest Rate Swap, 12/10/27	JPMorgan Chase Bank N.A.	12/08/17	2.48%	3-Month LIBOR	Quarterly	2.48%	Semi-annual	USD	675	$1,621
10-Year Interest Rate Swap, 12/10/27	JPMorgan Chase Bank N.A.	12/08/17	2.78%	3-Month LIBOR	Quarterly	2.78%	Semi-annual	USD	2,025	1,240
10-Year Interest Rate Swap, 12/10/27	JPMorgan Chase Bank N.A.	12/08/17	2.78%	3-Month LIBOR	Quarterly	2.78%	Semi-annual	USD	100	61
10-Year Interest Rate Swap, 3/02/28	JPMorgan Chase Bank N.A.	2/28/18	2.52%	3-Month LIBOR	Quarterly	2.52%	Semi-annual	USD	1,500	7,883
10-Year Interest Rate Swap, 3/02/28	JPMorgan Chase Bank N.A.	2/28/18	2.62%	3-Month LIBOR	Quarterly	2.62%	Semi-annual	USD	500	1,895
Total										$12,700

OTC Options Purchased
Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
AUD Currency	Barclays Bank PLC	—	9/04/17	CAD	1.02	AUD	15,915	$114
EUR Currency	Barclays Bank PLC	—	9/22/17	GBP	0.90	EUR	11,495	333,882
USD Currency	Morgan Stanley & Co. International PLC	—	9/27/17	CHF	0.98	USD	12,580	29,009
USD Currency	Morgan Stanley & Co. International PLC	—	9/27/17	CHF	0.96	USD	12,580	106,439
EUR Currency	Barclays Bank PLC	—	9/28/17	NZD	1.74	EUR	10,460	11,282
EUR Currency	Barclays Bank PLC	—	9/28/17	NZD	1.68	EUR	10,460	76,829
USD Currency	Deutsche Bank AG	—	10/16/17	CHF	1.00	USD	12,550	21,925
NOK Currency	Barclays Bank PLC	—	10/26/17	SEK	1.06	NOK	52,415	8,236
EUR Currency	HSBC Bank PLC	—	11/14/17	JPY	132.00	EUR	10,660	156,001
CAD Currency	Goldman Sachs International	—	11/29/17	JPY	90.00	CAD	15,730	101,440
EUR Currency	Barclays Bank PLC	—	11/29/17	CAD	1.55	EUR	5,395	34,636
EUR Currency	JPMorgan Chase Bank N.A.	—	11/29/17	GBP	0.93	EUR	10,745	157,552
Marsico Parent Superholdco LLC	Goldman Sachs & Co.	46	12/14/19	USD	942.86		—	—
								1,037,345

Put
GBP Currency	Goldman Sachs International	—	9/27/17	SEK	10.30	GBP	9,710	$135,090
NZD Currency	Deutsche Bank AG	—	9/27/17	CAD	0.93	NZD	16,850	454,085
GBP Currency	Goldman Sachs International	—	10/16/17	NOK	10.30	GBP	9,755	364,374
GBP Currency	Goldman Sachs International	—	10/16/17	USD	1.25	GBP	9,635	21,729
GBP Currency	Morgan Stanley & Co. International PLC	—	10/16/17	NOK	10.20	GBP	9,755	270,423
USD Currency	Barclays Bank PLC	—	10/23/17	JPY	107.00	USD	12,595	63,819
GBP Currency	Morgan Stanley & Co. International PLC	—	11/29/17	NOK	9.80	GBP	9,810	96,282
NZD Currency	Citibank N.A.	—	11/29/17	USD	0.69	NZD	17,385	87,377
								1,493,179

Total								$2,530,524

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2017	59

Schedule of Investments (continued)	BlackRock Limited Duration Income Trust (BLW)

OTC Options Written
Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
AUD Currency	Citibank N.A.	—	9/04/17	CAD	1.02	AUD	15,915	$(114)
EUR Currency	JPMorgan Chase Bank N.A.	—	9/22/17	GBP	0.90	EUR	11,495	(327,190)
NZD Currency	Citibank N.A.	—	9/27/17	USD	0.74	NZD	12,910	(12,022)
USD Currency	Morgan Stanley & Co. International PLC	—	9/27/17	CHF	0.97	USD	25,160	(115,057)
EUR Currency	Barclays Bank PLC	—	9/28/17	NZD	1.71	EUR	20,920	(61,862)
GBP Currency	Goldman Sachs International	—	10/16/17	USD	1.35	GBP	9,635	(9,369)
EUR Currency	HSBC Bank PLC	—	11/14/17	JPY	135.00	EUR	15,990	(96,433)
EUR Currency	JPMorgan Chase Bank N.A.	—	11/29/17	GBP	0.95	EUR	10,745	(79,179)
								(701,226)

Put
GBP Currency	Deutsche Bank AG	—	9/04/17	NOK	10.25	GBP	9,580	$(269,994)
NZD Currency	Citibank N.A.	—	9/04/17	USD	0.72	NZD	17,075	(54,949)
GBP Currency	Goldman Sachs International	—	9/28/17	SEK	10.05	GBP	9,725	(32,583)
GBP Currency	Goldman Sachs International	—	10/16/17	NOK	10.20	GBP	9,755	(266,878)
GBP Currency	Morgan Stanley & Co. International PLC	—	10/16/17	NOK	10.30	GBP	9,755	(368,120)
USD Currency	Barclays Bank PLC	—	10/23/17	JPY	105.00	USD	12,595	(30,581)
NZD Currency	Deutsche Bank AG	—	10/27/17	CAD	0.91	NZD	25,460	(409,350)
								(1,432,455)

Total								$(2,133,681)

Centrally Cleared Credit Default Swaps — Sell Protection
Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Termination Date	Credit Rating[1]	Notional Amount (000)[2]		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Chesapeake Energy Corp.	5.00%	Quarterly	12/20/21	CCC	USD	75	$(9,400)	$(2,689)	$(6,711)
[1] Using Standard & Poor’s (“S&P”) rating of the issuer or the underlying securities of the index, as applicable.
[2] The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Centrally Cleared Interest Rate Swaps
Paid by the Fund		Received by the Fund		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
MXN 28D TIIE	Monthly	7.16%	Monthly	3/20/20	MXN	58,325	$16,201	—	$16,201
MXN 28D TIIE	Monthly	7.17%	Monthly	3/20/20	MXN	58,325	15,432	—	15,432
3-Month LIBOR	Quarterly	2.54%	Semi-annual	9/04/24	USD	18,700	795,347	$220	795,127
2.60%	Semi-annual	3-Month LIBOR	Quarterly	9/04/24	USD	18,700	(864,781)	(68,140)	(796,641)
2.24%	Semi-annual	3-Month LIBOR	Quarterly	8/09/27	USD	17,400	(277,959)	272	(278,231)
Total							$(315,760)	$(67,648)	$(248,112)

OTC Credit Default Swaps — Buy Protection
Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Australia & New Zealand Banking Group Ltd.	1.00%	Quarterly	Deutsche Bank AG	9/20/17	USD	1	$(2)	—	$(2)
Westpac Banking Corp.	1.00%	Quarterly	Deutsche Bank AG	9/20/17	USD	1	(1)	—	(1)
Federation of Russia	1.00%	Quarterly	Bank of America N.A.	12/20/21	USD	215	2,139	$10,980	(8,841)
Total							$2,136	$10,980	$(8,844)

See Notes to Financial Statements.

60	ANNUAL REPORT	AUGUST 31, 2017

Schedule of Investments (continued)	BlackRock Limited Duration Income Trust (BLW)

OTC Credit Default Swaps — Sell Protection
Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating[1]	Notional Amount (000)[2]		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Hellenic Telecommunications Organization SA	5.00%	Quarterly	Barclays Bank PLC	12/20/21	B+	EUR	20	$3,776	$1,159	$2,617
Jaguar Land Rover Automotive PLC	5.00%	Quarterly	Credit Suisse International	6/20/22	BB+	EUR	20	3,959	3,794	165
Jaguar Land Rover Automotive PLC	5.00%	Quarterly	Barclays Bank PLC	6/20/22	BB+	EUR	20	3,959	3,764	195
Markit CMBX North America, Series 8	3.00%	Monthly	Barclays Bank PLC	10/17/57	BBB-	USD	5,000	(822,771)	(521,589)	(301,182)
Markit CMBX North America, Series 8	3.00%	Monthly	Credit Suisse International	10/17/57	BBB-	USD	2,500	(411,385)	(257,705)	(153,680)
Markit CMBX North America, Series 8	3.00%	Monthly	Morgan Stanley & Co. International PLC	10/17/57	BBB-	USD	4,450	(731,895)	(611,306)	(120,589)
Markit CMBX North America, Series 9	3.00%	Monthly	Morgan Stanley & Co. International PLC	9/17/58	BBB-	USD	7,550	(873,518)	(958,365)	84,847
Markit CMBX North America, Series 9	3.00%	Monthly	Credit Suisse International	9/17/58	BBB-	USD	5,000	(578,489)	(556,917)	(21,572)
Markit CMBX North America, Series 9	3.00%	Monthly	Credit Suisse International	9/17/58	BBB-	USD	5,000	(578,489)	(556,917)	(21,572)
Markit CMBX North America, Series 9	3.00%	Monthly	Credit Suisse International	9/17/58	BBB-	USD	5,000	(578,489)	(550,834)	(27,655)
Total								$(4,563,342)	$(4,004,916)	$(558,426)

[1] Using S&P rating of the issuer or the underlying securities of the index, as applicable.
[2] The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Interest Rate Swaps
Paid by the Fund		Received by the Fund		Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
9.98%	At termination	1-day BZDIOVER	At termination	JPMorgan Chase Bank N.A.	1/02/18	BRL	11,660	$(17,726)	—	$(17,726)
9.98%	At termination	1-day BZDIOVER	At termination	JPMorgan Chase Bank N.A.	1/02/18	BRL	11,660	(17,726)	—	(17,726)
9.98%	At termination	1-day BZDIOVER	At termination	Citibank N.A.	1/02/18	BRL	11,660	(17,860)	—	(17,860)
8.78%	At termination	1-day BZDIOVER	At termination	Citibank N.A.	1/02/20	BRL	10,039	(19,730)	—	(19,730)
1-day BZDIOVER	At termination	9.73%	At termination	Citibank N.A.	1/02/20	BRL	6,996	55,272	—	55,272
1-day BZDIOVER	At termination	9.73%	At termination	JPMorgan Chase Bank N.A.	1/02/20	BRL	6,996	55,272	—	55,272
1-day BZDIOVER	At termination	9.73%	At termination	JPMorgan Chase Bank N.A.	1/02/20	BRL	6,996	55,272	—	55,272
1-day BZDIOVER	At termination	9.84%	At termination	Citibank N.A.	1/02/23	BRL	4,459	14,534	—	14,534
Total								$107,308	—	$107,308

Balances reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps and OTC Derivatives

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation[1]	Unrealized Depreciation
Centrally Cleared Swaps[1]	$492	$(70,829)	$826,760	$(1,081,583)
OTC Derivatives	$19,697	$(4,013,633)	$268,174	$(728,136)

[1]    Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2017	61

Schedule of Investments (continued)	BlackRock Limited Duration Income Trust (BLW)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]	—	—	—	—	$10,038	—	$10,038
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	$1,497,890	—	—	1,497,890
Options purchased	Investments at value—unaffiliated[2]	—	—	—	2,530,524	12,700	—	2,543,224
Swaps — centrally cleared	Net unrealized appreciation[1]	—	—	—	—	826,760	—	826,760
Swaps — OTC	Unrealized appreciation on OTC swaps; Swap premiums paid	—	$107,521	—	—	180,350	—	287,871

Total		—	$107,521	—	$4,028,414	$1,029,848	—	$5,165,783

Liabilities — Derivative Financial Instruments
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$291,122	—	$291,122
Forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	$1,333,924	—	—	1,333,924
Options written	Options written at value	—	—	—	2,133,681	—	—	2,133,681
Swaps — centrally cleared	Net unrealized depreciation[1]	—	$6,711	—	—	1,074,872	—	1,081,583
Swaps — OTC	Unrealized depreciation on OTC swaps; Swap premiums received	—	4,668,727	—	—	73,042	—	4,741,769

Total		—	$4,675,438	—	$3,467,605	$1,439,036	—	$9,582,079

[1]    Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

[2] Includes options purchased at value as reported in the Schedule of Investments.

For the year ended August 31, 2017, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	—	$1,561,307	—	$1,561,307
Forward foreign currency exchange contracts	—	—	—	$(1,230,690)	—	—	(1,230,690)
Options purchased[1]	—	—	—	(2,243,471)	(13,950)	—	(2,257,421)
Options written	—	—	—	1,986,421	—	—	1,986,421
Swaps	—	$559,435	—	—	214,648	—	774,083

Total	—	$559,435	—	$(1,487,740)	$1,762,005	—	$833,700

[1] Options purchased are included in net change in realized appreciation (depreciation) on investments.

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	$(407,142)	—	$(407,142)
Forward foreign currency exchange contracts	—	—	—	$36,106	—	—	36,106
Options purchased[1]	—	—	—	1,151,658	(25,688)	—	1,125,970
Options written	—	—	—	(869,429)	—	—	(869,429)
Swaps	—	$(105,711)	—	—	(136,449)	—	(242,160)

Total	—	$(105,711)	—	$318,335	$(569,279)	—	$(356,655)

[1] Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

See Notes to Financial Statements.

62	ANNUAL REPORT	AUGUST 31, 2017

Schedule of Investments (continued)	BlackRock Limited Duration Income Trust (BLW)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$13,465,356
Average notional value of contracts — short	$90,120,296
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$166,390,718
Average amounts sold — in USD	$101,682,890
Options:
Average value of option contracts purchased	$1,043,388
Average value of option contracts written	$863,591
Average notional value of swaption contracts purchased	$3,250,000
Credit default swaps:
Average notional amount — buy protection	$1,521,200
Average notional amount — sell protection	$24,702,110
Interest rate swaps:
Average notional amount — pays fixed rate	$30,290,488
Average notional amount — receives fixed rate	$25,537,749

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

	Assets		Liabilities
Futures contracts	$220		$106,501
Forward foreign currency exchange contracts	1,497,890		1,333,924
Options	2,543,224	[1]	2,133,681
Swaps — Centrally cleared	—		35,267
Swaps — OTC[2]	287,871		4,741,769

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$4,329,205		$8,351,142

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(220)		(141,768)

Total derivative assets and liabilities subject to an MNA	$4,328,985		$8,209,374

[1] Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.
[2] Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

The following table presents the Fund’s derivative assets (and liabilities) by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2,5]
Bank of America N.A.	$39,373	$(39,373)	—	—	—
Barclays Bank PLC	813,977	(813,977)	—	—	—
BNP Paribas S.A.	348,670	(140,402)	—	—	$208,268
Citibank N.A.	551,523	(191,906)	—	—	359,617
Credit Suisse International	126,152	(126,152)	—	—	—
Deutsche Bank AG	513,563	(513,563)	—	—	—
Goldman Sachs International	622,633	(371,265)	—	—	251,368
HSBC Bank PLC	391,189	(96,433)	—	—	294,756
JPMorgan Chase Bank N.A.	280,796	(280,796)	—	—	—
Morgan Stanley & Co. International PLC	618,316	(618,316)	—	—	—
State Street Bank and Trust Co.	22,793	—	—	—	22,793

Total	$4,328,985	$(3,192,183)	—	—	$1,136,802

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2017	63

Schedule of Investments (continued)	BlackRock Limited Duration Income Trust (BLW)

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged[3]	Net Amount of Derivative Liabilities[4,5]
Bank of America N.A.	$279,935	$(39,373)	—	—	$240,562
Barclays Bank PLC	1,319,183	(813,977)	—	$(505,206)	—
BNP Paribas S.A.	140,402	(140,402)	—	—	—
Citibank N.A.	191,906	(191,906)	—	—	—
Credit Suisse International	2,201,360	(126,152)	—	(2,075,208)	—
Deutsche Bank AG	903,176	(513,563)	—	—	389,613
Goldman Sachs International	371,265	(371,265)	—	—	—
HSBC Bank PLC	96,433	(96,433)	—	—	—
JPMorgan Chase Bank N.A.	441,821	(280,796)	—	(161,025)	—
Morgan Stanley & Co. International PLC	2,210,739	(618,316)	—	(1,592,423)	—
National Australia Bank Ltd.	13,490	—	—	—	13,490
Royal Bank of Scotland PLC	12,838	—	—	—	12,838
Standard Chartered Bank	14,137	—	—	—	14,137
UBS AG	12,689	—	—	—	12,689

Total	$8,209,374	$(3,192,183)	—	$(4,333,862)	$683,329

[1] The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
[2] Net amount represents the net amount receivable from the counterparty in the event of default.
[3] Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

[4] Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

[5] Net amount may also include forward foreign currency exchange contracts and currency options that are not required to be collateralized.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$74,122,619	$2,211,493	$76,334,112
Common Stocks[1]	$3,352	33,918	749,053	786,323
Corporate Bonds	521,009	394,148,128	1,163,602	395,832,739
Floating Rate Loan Interests	—	224,973,351	9,460,693	234,434,044
Foreign Agency Obligations	—	38,099,444	—	38,099,444
Non-Agency Mortgage-Backed Securities	—	49,549,588	—	49,549,588
Other Interests	—	—	10	10
Preferred Securities	14,415,249	55,298,401	—	69,713,650
Rights	—	—	19,050	19,050
U.S. Government Sponsored Agency Securities	—	10,365,288	—	10,365,288
U.S. Treasury Obligations	—	3,055,250	—	3,055,250
Warrants	—	—	217	217
Unfunded Floating Rate Loan Interests[2]	—	—	755	755
Short-Term Securities	1,298,832	—	—	1,298,832
Options Purchased:
Foreign Currency Exchange Contracts	—	2,530,524	—	2,530,524
Interest Rate Contracts	—	12,700	—	12,700

Total	$16,238,442	$852,189,211	$13,604,873	$882,032,526

Investments Valued at NAV[3]				116,865

Total				$882,149,391

See Notes to Financial Statements.

64	ANNUAL REPORT	AUGUST 31, 2017

Schedule of Investments (concluded)	BlackRock Limited Duration Income Trust (BLW)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[4]
Assets:
Foreign currency exchange contracts	—	$1,497,890	—	$1,497,890
Credit contracts	—	87,824	—	87,824
Interest rate contracts	$10,038	1,007,110	—	1,017,148
Liabilities:
Foreign currency exchange contracts	—	(3,467,605)	—	(3,467,605)
Credit contracts	—	(661,805)	—	(661,805)
Interest rate contracts	(288,964)	(1,150,072)	—	(1,439,036)

Total	$(278,926)	$(2,686,658)	—	$(2,965,584)

[1] See above Schedule of Investments for values in each industry.
[2] Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.

[3]    As of August 31, 2017, certain of the Fund’s investments were fair valued using net asset value (“NAV”) per share as no quoted market value is available and have been excluded from the fair value hierarchy.

[4] Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts, and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, reverse repurchase agreements of $252,279,565 are categorized as Level 2 within the disclosure hierarchy.

During the year ended August 31, 2017, there were no transfers between Level 1 and Level 2.

A reconciliation of Level 3 Investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Other Interests	Rights	Warrants	Unfunded Floating Rate Loan Interests	Grand Total
Assets:
Opening balance, as of August 31, 2016	$18,351,873	$1,167,006	$1,163,250	$12,230,322	$193,629	—	$6,316	—	$33,112,396
Transfers into Level 3[1]	—	—	—	1,706,625	—	—	—	—	1,706,625
Transfers out of Level 3[2]	(1,955,000)	—	—	(4,562,048)	—	—	—	—	(6,517,048)
Accrued discounts/premiums	(125,948)	—	400	28,920	—	—	—	—	(96,628)
Net realized gain (loss)	(1,465,020)	685,715	(374,996)	(247,358)	193,619	—	—	—	(1,208,040)
Net change in unrealized appreciation (depreciation)[3]	2,074,790	198,134	374,948	379,274	(193,619)	$19,050	(6,099)	$755	2,847,233
Purchases	250,000	—	—	5,423,614	—	—	—	—	5,673,614
Sales	(14,919,202)	(1,301,802)	—	(5,498,656)	(193,619)	—	—	—	(21,913,279)

Closing Balance, as of August 31, 2017	$2,211,493	$749,053	$1,163,602	$9,460,693	$10	$19,050	$217	$755	$13,604,873

Net change in unrealized appreciation (depreciation) on investments still held at August 31, 2017[3]	$570,682	$563,157	$351	$26,536	—	$19,050	$(6,099)	$755	$1,174,432

1   As of August 31, 2016, the Fund used observable inputs in determining the value of certain investments. As of August 31, 2017, the Fund used significant unobservable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 2 to Level 3 in the disclosure hierarchy.

2   As of August 31, 2016, the Fund used significant unobservable inputs in determining the value of certain investments. As of August 31, 2017, the Fund used observable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 3 to Level 2 in the disclosure hierarchy.

[3]    Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at August 31, 2017 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2017	65

Statements of Assets and Liabilities

August 31, 2017	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)[1]	BlackRock Limited Duration Income Trust (BLW)

Assets
Investments at value — unaffiliated[2]	$812,946,480	$880,849,804
Investments at value — affiliated[3]	3,819,454	1,298,832
Cash	5,133,521	1,286,815
Cash pledge:
Collateral — OTC derivatives	—	4,950,000
Futures contracts	—	775,255
Centrally cleared swaps	—	626,170
Foreign currency at value[4]	12,418	1,854,334
Receivables:
Investments sold	9,572,774	4,984,598
Interest — unaffiliated	2,791,488	8,636,418
Dividends — affiliated	1,652	3,845
Options written	—	96,564
Variation margin on futures contracts	—	220
Swap premiums paid	—	19,697
Unrealized appreciation on:
Forward foreign currency exchange contracts	54,861	1,497,890
OTC derivatives	—	268,174
Unfunded floating rate loan interests	2,755	755
Deferred offering costs	30,883	—
Prepaid expenses	9,911	10,421

Total assets	834,376,197	907,159,792

Liabilities
Cash received as collateral for reverse repurchase agreements	—	780,000
Swap premiums received	—	4,013,633
Options written at value[5]	—	2,133,681
Reverse repurchase agreements	—	252,279,565
Payables:
Bank borrowings	237,000,000	—
Investments purchased	40,083,323	14,217,191
Investment advisory fees	500,477	413,529
Interest expense	404,047	—
Income dividends	88,626	89,080
Options written	—	11,375
Officer’s and Directors’ fees	9,298	407,592
Variation margin on futures contracts	—	106,501
Variation margin on centrally cleared swaps	—	35,267
Reverse repurchase agreements	—	575,376
Other accrued expenses	315,193	306,746
Unrealized depreciation on:
Forward foreign currency exchange contracts	3,025	1,333,924
OTC derivatives	—	728,136
Contingencies[9]	—	—

Total liabilities	278,403,989	277,431,596

Net Assets	$555,972,208	$629,728,196

See Notes to Financial Statements.

66	ANNUAL REPORT	AUGUST 31, 2017

Statements of Assets and Liabilities (concluded)

August 31, 2017	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)[1]	BlackRock Limited Duration Income Trust (BLW)

Net Assets Consist of
Paid-in capital[6,7,8]	$629,504,081	$691,017,347
Undistributed (distributions in excess of) net investment income	2,005,585	232,048
Accumulated net realized loss	(72,143,351)	(73,918,045)
Net unrealized appreciation (depreciation)	(3,394,107)	12,396,846

Net Assets	$555,972,208	$629,728,196

Net asset value, offering and redemption price per share	$14.93	$17.02

[1] Consolidated Statement of Assets and Liabilities
[2] Investments at cost — unaffiliated	$816,398,276	$866,940,852
[3] Investments at cost — affiliated	$3,819,454	$1,298,832
[4] Foreign currency at cost	$12,275	$1,857,095
[5] Premiums received	—	$1,380,441
[6] Par value per share	$0.100	$0.001
[7] Shares outstanding	37,232,488	37,003,854
[8] Shares authorized	200 million	unlimited
[9] See Note 12 of the Notes to Financial Statements for details of contingencies.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2017	67

Statements of Operations

Year Ended August 31, 2017	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)[1]	BlackRock Limited Duration Income Trust (BLW)

Investment Income
Interest — unaffiliated	$37,527,483	$45,525,668
Dividends — unaffiliated	150,342	609,778
Dividends — affiliated	41,246	41,406
Other Income	999,202	319,204
Foreign taxes withheld	—	(1,280)

Total investment income	38,718,273	46,494,776

Expenses
Investment advisory	5,873,655	4,855,300
Custodian	232,232	169,093
Professional	187,158	184,638
Accounting services	102,846	86,146
Transfer agent	65,022	83,513
Officer and Directors	58,345	99,880
Printing	26,629	21,168
Registration	14,863	14,771
Miscellaneous	207,197	58,984

Total expenses excluding interest expense	6,767,947	5,573,493
Interest expense	3,682,438	3,472,321

Total expenses	10,450,385	9,045,814
Less fees waived by the Manager	(4,718)	(5,247)
Less fees paid indirectly	—	(167)

Total expenses after fees waived and paid indirectly	10,445,667	9,040,400

Net investment income	28,272,606	37,454,376

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	3,177,521	2,663,766
Investments — affiliated	2,741	(3,886)
Futures contracts	79,532	1,561,307
Forward foreign currency exchange contracts	(166,752)	(1,230,690)
Foreign currency transactions	293,532	1,627,247
Capital gain distributions from investment companies — affiliated	13	12
Options written	—	1,986,421
Swaps	273,191	774,083

	3,659,778	7,378,260

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	4,102,621	10,235,431
Investments — affiliated	(26,532)	(3,377)
Futures contracts	1,521	(407,142)
Forward foreign currency exchange contracts	42,662	36,106
Foreign currency translations	(5,038)	33,971
Options written	—	(869,429)
Swaps	(30,617)	(242,160)
Unfunded floating rate loan interests	(8,361)	(678)

	4,076,256	8,782,722

Net realized and unrealized gain	7,736,034	16,160,982

Net Increase in Net Assets Resulting from Operations	$36,008,640	$53,615,358

[1] Consolidated Statement of Operations.

See Notes to Financial Statements.

68	ANNUAL REPORT	AUGUST 31, 2017

Statements of Changes in Net Assets

	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)[1]		BlackRock Limited Duration Income Trust (BLW)
	Year Ended August 31,		Year Ended August 31,
Increase (Decrease) in Net Assets:	2017	2016	2017	2016

Operations
Net investment income	$28,272,606	$28,437,150	$37,454,376	$48,949,670
Net realized gain (loss)	3,659,778	(9,800,070)	7,378,260	(26,033,447)
Net change in unrealized appreciation (depreciation)	4,076,256	4,497,103	8,782,722	17,919,734

Net increase in net assets resulting from operations	36,008,640	23,134,183	53,615,358	40,835,957

Distributions to Shareholders[2]
From net investment income	(30,307,245)	(27,967,481)	(47,105,906)	(48,005,248)

Net Assets
Total increase (decrease) in net assets	5,701,395	(4,833,298)	6,509,452	(7,169,291)
Beginning of year	550,270,813	555,104,111	623,218,744	630,388,035

End of year	$555,972,208	$550,270,813	$629,728,196	$623,218,744

Undistributed (distributions in excess of) net investment income, end of year	$2,005,585	$3,653,152	$232,048	$8,760,255

[1] Consolidated Statement of Changes in Net Assets.
[2] Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2017	69

Statements of Cash Flows

Year Ended August 31, 2017	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)[1]	BlackRock Limited Duration Income Trust (BLW)

Cash Provided by Operating Activities
Net increase in net assets resulting from operations	$36,008,640	$53,615,358
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used for) operating activities:
Proceeds from sales of long-term investments and principal paydowns	532,270,100	505,163,058
Purchases of long-term investments	(535,566,484)	(491,303,509)
Net proceeds from sales of short-term securities	—	1,612,947
Net purchases of short-term securities	(1,960,247)	—
Amortization of premium and accretion of discount on investments and other fees	(910,607)	855,174
Paid-in-kind-income	(965,157)	—
Premiums paid on closing options written	—	(729,642)
Premiums received from options written	—	5,101,059
Net realized gain on investments and options written	(3,084,984)	(4,656,150)
Net unrealized gain on investments, options written, swaps, foreign currency translations and unfunded floating rate loan interests	(4,079,773)	(9,387,650)
(Increase) Decrease in Assets:
Cash Pledged:
Collateral — OTC derivatives	—	(3,270,000)
Futures contracts	23,000	198,215
Centrally cleared swaps	—	(605,000)
Receivables:
Interest	1,090,277	401,038
Dividends — unaffiliated	—	31
Dividends — affiliated	(1,042)	(2,608)
Variation margin on futures contracts	—	6,248
Variation margin on centrally cleared swaps	—	829
Swap premiums paid	—	51,082
Deferred offering costs	(30,883)	—
Prepaid expenses	(558)	(495)
Increase (Decrease) in Liabilities:
Cash received as collateral for reverse repurchase agreements	—	(898,000)
Payables:
Investment advisory fees	(468,458)	(392,911)
Interest expense and fees	177,807	531,400
Officer’s and Directors’ fees	(3,154)	40,968
Variation margin on futures contracts	—	106,501
Variation margin on centrally cleared swaps	—	35,267
Other accrued expenses	(9,426)	28,288
Swap premiums received	—	3,223,334

Net cash provided by operating activities	22,489,051	59,724,832

Cash Used for Financing Activities
Cash dividends paid to Common Shareholders	(30,312,633)	(47,111,713)
Payments on bank borrowings	(360,000,000)	—
Proceeds from bank borrowings	372,000,000	—
Net borrowing of reverse repurchase agreements	—	(10,735,171)

Net cash used for financing activities	(18,312,633)	(57,846,884)

Cash Impact from Foreign Exchange Fluctuations
Cash impact from foreign exchange fluctuations	$210	$5,608

Cash and Foreign Currency
Net increase in cash and foreign currency at value	4,176,628	1,883,556
Cash and foreign currency at value at beginning of year	969,311	1,257,593

Cash and foreign currency at value at end of year	$5,145,939	$3,141,149

Supplemental Disclosure of Cash Flow Information
Cash paid during the year for interest expense	$3,504,631	$$2,940,921

[1] Consolidated Statement of Cash Flows.

See Notes to Financial Statements.

70	ANNUAL REPORT	AUGUST 31, 2017

Consolidated Financial Highlights	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)

	Year Ended August 31,
	2017	2016	2015		2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$14.78	$14.91	$15.38		$15.36	$14.98

Net investment income[1]	0.76	0.76	0.81		0.87	0.99
Net realized and unrealized gain (loss)	0.20	(0.14)	(0.47)		0.04	0.42

Net increase from investment operations	0.96	0.62	0.34		0.91	1.41

Distributions from net investment income[2]	(0.81)	(0.75)	(0.81)		(0.89)	(1.03)

Net asset value, end of year	$14.93	$14.78	$14.91	[3]	$15.38	$15.36

Market price, end of year	$14.10	$13.70	$12.94		$14.26	$14.96

Total Return[4]
Based on net asset value	6.93%	5.00%	2.88%	[3]	6.45%	9.68%

Based on market price	8.95%	12.14%	(3.71)%		1.33%	5.28%

Ratios to Average Net Assets
Total expenses	1.88%	1.54%	1.56%		1.48%	1.54%	[5]

Total expenses after fees waived and paid indirectly	1.88%	1.54%	1.56%		1.48%	1.52%	[5]

Total expenses after fees waived and paid indirectly and excluding interest expense	1.21%	1.14%	1.19%		1.15%	1.15%	[5,6]

Net investment income	5.08%	5.27%	5.39%		5.65%	6.49%

Supplemental Data
Net assets, end of year (000)	$555,972	$550,271	$555,104		$572,463	$571,802

Borrowings outstanding, end of year (000)	$237,000	$225,000	$196,000		$235,000	$214,000

Asset coverage, end of year per $1,000 of bank borrowings	$3,346	$3,446	$3,832		$3,436	$3,672

Portfolio turnover rate	64%	48%	43%		58%	88%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]

For financial reporting purposes, the market value of certain investments were adjusted as of report date. Accordingly, the net asset value per share and total return performance presented herein are different than the information previously published on August 31, 2015.

[4]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

[5]

Includes reorganization costs. Without these costs, total expenses, total expenses after fees waived and/or paid indirectly and total expenses after fees waived and/or paid indirectly and excluding interest expense would have been 1.52%, 1.52% and 1.15%, respectively.

[6]	The total expense ratios after fees waived and/or paid indirectly and excluding interest expense and borrowing costs were 1.14%.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2017	71

Financial Highlights	BlackRock Limited Duration Income Trust (BLW)

	Year Ended August 31,
	2017	2016	2015[1]		2014[1]	2013[1]

Per Share Operating Performance
Net asset value, beginning of year	$16.84	$17.04	$18.09		$17.54	$17.38

Net investment income[2]	1.01	1.32	1.16		1.26	1.30
Net realized and unrealized gain (loss)	0.44	(0.22)	(0.92)		0.51	0.25

Net increase from investment operations	1.45	1.10	0.24		1.77	1.55

Distributions from net investment income[3]	(1.27)	(1.30)	(1.29)		(1.22)	(1.39)

Net asset value, end of year	$17.02	$16.84	$17.04	[4]	$18.09	$17.54

Market price, end of year	$15.99	$15.74	$14.60		$16.81	$16.89

Total Return[5]
Based on net asset value	9.62%	7.78%	2.23%	[4]	10.77%	9.13%

Based on market price	10.18%	17.59%	(5.74)%		6.89%	1.47%

Ratios to Average Net Assets
Total expenses	1.45%	1.21%	1.15%		1.14%	1.12%

Total expenses after fees waived and/or paid indirectly	1.45%	1.21%	1.15%		1.14%	1.12%

Total expenses after fees waived and/or paid indirectly and excluding interest expense and fees	0.89%	0.89%	0.92%		0.92%	0.90%

Net investment income	6.00%	8.04%	6.65%		7.00%	7.34%

Supplemental Data
Net assets, end of year (000)	$629,728	$623,219	$630,388		$669,382	$649,120

Borrowings outstanding, end of year (000)	$252,280	$263,445	$264,036		$293,890	$273,347

Portfolio turnover rate	55%	54%	47%		57%	71%

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[4]

For financial reporting purposes, the market value of certain investments were adjusted as of report date. Accordingly, the net asset value per share and total return performance presented herein are different than the information previously published on August 31, 2015.

[5]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

See Notes to Financial Statements.

72	ANNUAL REPORT	AUGUST 31, 2017

Notes to Financial Statements

1. Organization:

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Funds”, or individually as a “Fund”:

Fund Name	Herein Referred to As	Organized	Diversification Classification
BlackRock Floating Rate Income Strategies Fund, Inc.	FRA	Maryland	Diversified
BlackRock Limited Duration Income Trust	BLW	Delaware	Diversified

The Boards of Directors and Boards of Trustees of the Funds are collectively referred to throughout this report as the “Board of Directors” or the “Board,” and the trustees thereof are collectively referred to throughout this report as “Directors”. The Funds determine and make available for publication the net asset values (“NAVs”) of their Common Shares on a daily basis.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of closed-end funds referred to as the Closed-End Complex.

Basis of Consolidation: The accompanying consolidated financial statements of FRA include the account of FRA Subsidiary, LLC (the “Taxable Subsidiary”), which is a wholly-owned taxable subsidiary of FRA. The Taxable Subsidiary enables FRA to hold an investment in an operating partnership and satisfy Regulated Investment Company (“RIC”) tax requirements. Income earned and gains realized on the investment held by the Taxable Subsidiary are taxable to such subsidiary. A tax provision for income, if any, is shown as income tax in the Consolidated Statements of Operations for FRA. A tax provision for realized and unrealized gains, if any, is included as a reduction of realized and/or unrealized gain (loss) in the Consolidated Statement of Operations for FRA. FRA may invest up to 25% of its total assets in the Taxable Subsidiary. The net assets of the Taxable Subsidiary as of period end were $0. Intercompany accounts and transactions, if any, have been eliminated. The Taxable Subsidiary is subject to the same investment policies and restrictions that apply to FRA.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income (in the form of cash) and non-cash dividend income (in the form of additional securities) are recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis. Payment-in-kind interest income is accrued as interest income and is reclassified as payment-in-kind interest income when the additional securities are received.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts, forward foreign currency exchange contracts, options written and swaps) or certain borrowings (e.g., reverse repurchase transactions) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowings to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

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Notes to Financial Statements (continued)

Distributions: Distributions from net investment income are declared monthly and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Fund’s Board, the independent Directors (“Independent Directors”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund, if applicable. Deferred compensation liabilities are included in the officer’s and directors’ fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Funds until such amounts are distributed in accordance with the Plan.

Recent Accounting Standards: In November 2016, the Financial Accounting Standards Board issued Accounting Standards Update “Restricted Cash” which will require entities to include the total of cash, cash equivalents, restricted cash, and restricted cash equivalents in the beginning and ending cash balances in the Statements of Cash Flows. The guidance will be applied retrospectively and is effective for fiscal years beginning after December 15, 2017, and interim periods within those years. Management is evaluating the impact, if any, of this guidance on the Funds’ presentation in the Statements of Cash Flows.

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Funds.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

Through May 31, 2016, the Funds had an arrangement with their custodian whereby credits were earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. Credits previously earned have been utilized until December 31, 2016. Under current arrangements effective June 1, 2016, the Funds no longer earn credits on uninvested cash, and may incur charges on uninvested cash balances and overdrafts, subject to certain conditions.

3. Investment Valuation and fair Value Measurements:

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of each Fund (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news,

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and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Funds’ net assets. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include Market approach, Income approach and Cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of each Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

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Notes to Financial Statements (continued)

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)      recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii)     recapitalizations and other transactions across the capital structure; and

(iii)    market multiples of comparable issuers.

Income approach

(i)      future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii)     quoted prices for similar investments or assets in active markets; and

(iii)    other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)      audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii)     changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)    relevant news and other public sources; and

(iv)    known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing Market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of August 31, 2017, certain investments of BLW were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

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Notes to Financial Statements (continued)

4. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.

Stripped Mortgage-Backed Securities: Stripped mortgage-backed securities are typically issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. Stripped mortgage-backed securities may be privately issued.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be

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Notes to Financial Statements (continued)

structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.

When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests, the Funds may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, a Fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest

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Notes to Financial Statements (continued)

income in the Statements of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statements of Assets and Liabilities and Statements of Operations. As of period end, the Funds had the following unfunded floating rate loan interests:

Fund	Borrower	Par	Commitment Amount	Value	Unrealized Appreciation
FRA	Equian LLC	$200,362	$199,360	$202,115	$2,755
BLW	USAGM HoldCo LLC	$301,977	$300,467	$301,222	$755

Forward Commitments and When-Issued Delayed Delivery Securities: Certain Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A Fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a Fund may be required to pay more at settlement than the security is worth. In addition, a Fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a Fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third party broker dealers in which a fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. A fund receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, a fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If a fund suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, a fund would still be required to pay the full repurchase price. Further, a fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, a fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by a fund to the counterparties are recorded as a component of interest expense in the Statements of Operations. In periods of increased demand for the security, a fund may receive a fee for the use of the security by the counterparty, which may result in interest income to a fund.

For the year ended August 31, 2017, the average amount of reverse repurchase agreements outstanding and the daily weighted average interest rate for BLW were $258,664,623 and 1.35%, respectively.

Reverse repurchase transactions are entered into by a fund under Master Repurchase Agreements (each, an “MRA”), which permit a fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from a fund. With reverse repurchase transactions, typically a fund and counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a fund receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by a fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

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Notes to Financial Statements (continued)

As of period end, the following table is a summary of BLW’s open reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

Counterparty	Reverse Repurchase Agreements	Fair Value of Non-cash Collateral Pledged Including Accrued Interest[1]	Cash Collateral Pledged	Net Amount
Barclays Capital, Inc.	$5,214,212	$(5,214,212)	—	—
BNP Paribas S.A.	15,173,791	(15,173,791)	—	—
Credit Suisse Securities (USA) LLC	17,046,892	(17,046,892)	—	—
Deutsche Bank Securities, Inc.	82,802,900	(82,802,900)	—	—
HSBC Securities (USA), Inc.	34,813,026	(34,813,026)	—	—
J.P. Morgan Securities LLC	4,201,023	(4,201,023)	—	—
RBC Capital Markets LLC	76,296,301	(76,296,301)	—	—
UBS Ltd.	16,731,420	(16,731,420)	—	—

Total	$252,279,565	$(252,279,565)	—	—

[1]

Net collateral with a value of $294,496,268 has been pledged/received in connection with open reverse repurchase agreements. Excess of net collateral pledged to the individual counterparty is not shown for financial reporting purposes.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, a fund’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce a fund’s obligation to repurchase the securities.

5. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: Certain Funds purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

80	ANNUAL REPORT	AUGUST 31, 2017

Notes to Financial Statements (continued)

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value — unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Funds write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation.

•

Swaptions — Certain Funds purchase and write options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Funds’ holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

•

Foreign currency options — Certain Funds purchase and write foreign currency options, foreign currency futures and options on foreign currency futures to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk). Foreign currency options give the purchaser the right to buy from or sell to the writer a foreign currency at any time before the expiration of the option.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Funds and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Funds’ counterparty on the swap agreement becomes the CCP. The Funds are required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statements of Operations.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Funds will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay

ANNUAL REPORT	AUGUST 31, 2017	81

Notes to Financial Statements (continued)

the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one market (e.g., fixed-income) with another market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. If the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Funds receive payment from or make a payment to the counterparty.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define their contractual rights and to secure rights that will help them mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event each Fund’s net assets decline by a stated percentage or the Funds fail to meet the terms of their ISDA Master Agreements. The result would cause the Funds to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from their counterparties are not fully collateralized, they bear the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, they bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

82	ANNUAL REPORT	AUGUST 31, 2017

Notes to Financial Statements (continued)

Investment Advisory: Each Fund entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, FRA pays the Manager a monthly fee at an annual rate equal to 0.75% of the average daily value of the Fund’s net assets, plus the proceeds of any debt securities or outstanding borrowings used for leverage. For purposes of calculating this fee, “net assets” mean the total assets of the Fund minus the sum of its accrued liabilities.

For such services, BLW pays the Manager a monthly fee at an annual rate equal to 0.55% of the average weekly value of each Fund’s managed assets. For purposes of calculating this fee, “managed assets” mean the total assets of the Fund minus the sum of its accrued liabilities (other than the aggregate indebtedness constituting financial leverage).

Manager provides investment management and other services to the Taxable Subsidiary. The Manager does not receive separate compensation from the Taxable Subsidiary for providing investment management or administrative services. However, FRA pays the Manager based on FRA’s net assets, plus the proceeds of any debt securities or outstanding borrowings used for leverage, which includes the assets of the Taxable Subsidiary.

Distribution Fees: FRA and BLW have entered into a Distribution Agreement with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager, to provide for distribution of FRA and BLW common shares on a reasonable best efforts basis through an equity shelf offering (a “Shelf Offering”) (the “Distribution Agreement”); however, as of August 31, 2017, BLW is no longer actively engaged in a Shelf Offering has no effective registration statement or current prospectus. Pursuant to each Fund’s Distribution Agreement, FRA and BLW will compensate BRIL with respect to sales of common shares at a commission rate of 1.00% of the gross proceeds of the sale of FRA’s and BLW’s common shares and a portion of such commission is re-allowed to broker-dealers engaged by BRIL.

Expense Waivers: The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). These amounts are included in fees waived by the Manager in the Statements of Operations. For the year ended August 31, 2017, the amounts waived were as follows:

	FRA	BLW
Amounts waived	$1,205	$4,460

Effective September 1, 2016, the Manager voluntarily agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee. Prior to September 1, 2016, the Manager did not waive such fees. Effective December 2, 2016, the waiver became contractual through June 30, 2018. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Funds’ Independent Directors. For the year ended August 31, 2017, the amounts waived were as follows:

	FRA	BLW
Amounts waived	$3,513	$787

Officers and Directors: Certain officers and/or Directors of the Funds are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Officer and Directors in the Statements of Operations.

Other Transactions: The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the year ended August 31, 2017, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales	Net Realized Gain (Loss)
BLW	$245,474	$453,978	$2,960

7. Purchases and Sales:

For the year ended August 31, 2017, purchases and sales of investments, including paydowns and excluding short-term securities, were as follows:

Purchases	FRA	BLW
Non-U.S. Government Securities	$527,282,597	$483,284,935
U.S. Government Securities	—	—

Total Purchases	$527,282,597	$483,284,935

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Notes to Financial Statements (continued)

Sales	FRA	BLW
Non-U.S. Government Securities (includes paydowns)	$533,372,635	$501,442,961
U.S. Government Securities	—	1,589,200

Total Sales	$533,372,635	$503,032,161

8. Income Tax Information:

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required, except with respect to any taxes related to the Taxable Subsidiaries.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for each of the four years ended August 31, 2017. The statutes of limitations on each Fund’ state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2017, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to the accounting for swap agreements, amortization methods on fixed income securities, the classification of investments, foreign currency transactions, the expiration of capital loss carryforwards, net paydown gains, liquidating distribution on a wholly-owned subsidiary and dividend recognized for tax purposes were reclassified to the following accounts:

	FRA	BLW
Paid-in capital	$(30,184,292)	$(9,996,868)
Undistributed net investment income	$387,072	$1,123,323
Accumulated net realized loss	$29,797,220	$8,873,545

The tax character of distributions paid was as follows:

		FRA	BLW
Ordinary income	8/31/2017	$30,307,245	$47,105,906
	8/31/2016	$27,967,481	$48,005,248

As of period end the tax components of accumulated net earnings (losses) were as follows:

	FRA	BLW
Undistributed ordinary income	$2,091,074	$2,480,672
Capital loss carryforwards	(72,161,216)	(73,966,884)
Net unrealized gains (losses)[1]	(3,461,731)	10,197,061

Total	$(73,531,873)	$(61,289,151)

[1]

The differences between book-basis and tax-basis net unrealized gains (losses) were attributable primarily to the tax deferral of losses on wash sales and straddles, amortization methods for premiums and discounts on fixed income securities, the accrual of income on securities in default, the realization for tax purposes of unrealized gains/losses on certain futures and foreign currency contracts, the timing and recognition of partnership income, the accounting for swap agreements and the deferral of compensation to directors.

As of August 31, 2017, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires	FRA	BLW
No expiration date[2]	$18,810,432	$36,457,609
2018	51,144,703	37,509,275
2019	2,206,081	—

Total	$72,161,216	$73,966,884

[2]	Must be utilized prior to losses subject to expiration.

During the year ended August 31 2017, the Funds listed below utilized the following amounts of their respective capital loss carryforward:

FRA	BLW
$3,066,038	$4,669,859

84	ANNUAL REPORT	AUGUST 31, 2017

Notes to Financial Statements (continued)

As of August 31, 2017, gross unrealized appreciation and unrealized depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	FRA	BLW
Tax cost	$820,109,118	$868,289,810

Gross unrealized appreciation	$6,452,548	$29,462,349
Gross unrealized depreciation	(9,792,978)	(17,061,502)

Net unrealized appreciation (depreciation)	$(3,340,430)	$12,400,847

9. Bank Borrowings:

FRA is party to a senior committed secured, 360-day rolling line of credit facility and a separate security agreement (the “SSB Agreement”) with State Street Bank and Trust Company (“SSB”). SSB may elect to terminate its commitment upon 360-days written notice to FRA. As of period end, FRA has not received any notice to terminate. FRA has granted a security interest in substantially all of its assets to SSB. The SSB Agreement allows for the following maximum commitment amount of $274,000,000.

Advances will be made by SSB to FRA, at FRA’s option of (a) the higher of (i) 0.80% above the Fed Funds rate and (ii) 0.80% above Overnight LIBOR or (b) 0.80% above 7-day, 30-day, 60-day or 90-day LIBOR. Overnight LIBOR and LIBOR rates are subject to a 0% floor.

In addition, FRA paid a commitment fee (based on the daily unused portion of the commitments). The fees associated with each of the agreements are included in the Statements of Operations as borrowing costs, if any. Advances to FRA as of period end are shown in the Consolidated Statements of Assets and Liabilities as bank borrowings payable. Based on the short-term nature of the borrowings under the line of credit and the variable interest rate, the carrying amount of the borrowings approximates fair value.

FRA may not declare dividends or make other distributions on shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding short-term borrowings is less than 300%.

For the year ended August 31, 2017, the average amount of bank borrowings and the daily weighted average interest rates for FRA with loans under the revolving credit agreements was $226,224,658 and $1.63%, respectively.

10. Principal Risks:

In the normal course of business, certain Funds invest in securities or other instruments and may enter into certain transactions and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) general economy; (ii) overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that they believe the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’ valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Fund’ results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’ ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions

ANNUAL REPORT	AUGUST 31, 2017	85

Notes to Financial Statements (continued)

only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by such Fund.

For OTC options purchased, each Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Funds should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds, and not the counterparty, to perform. The Funds may be exposed to counterparty credit risk with respect to options written to the extent the Funds deposit collateral with its counterparty to a written option.

With exchange-traded options purchased and futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: Certain Funds may invest in securities that are rated below investment grade quality (sometimes called “junk bonds”), which are predominantly speculative, have greater credit risk and generally are less liquid and have more volatile prices than higher quality securities.

The Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

Certain Funds invest a significant portion of their assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Investment percentages in these securities are presented in the Schedules of Investments. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

11. Capital Share Transactions:

BLW authorized to issue an unlimited numbers of shares, all of which were initially classified as Common Shares. FRA is authorized to issue 200 million shares, all of which were initially classified as Common Shares. The par value for each Fund’s shares is $0.001 and $0.10, respectively. Each Board is authorized, however, to reclassify any unissued Common shares to Preferred Shares without the approval of Common Shareholders.

The Board previously approved each Fund’s participation in an open market share repurchase program. The Funds are eligible to purchase, at prevailing market prices, up to 5% of their common shares outstanding as of the close of business on October 28, 2016, subject to certain conditions. Repurchases may be made through November 30, 2017. On September 6, 2017, the Board approved a renewal of this program. Commencing December 1, 2017, each Fund may purchase through November 30, 2018, up to 5% of its shares outstanding as of the close of business on November 30, 2017, subject to certain conditions. There is no assurance that the Funds will purchase shares in any particular amounts. For the year ended August 31, 2017, the Funds did not repurchase any shares.

For the year ended August 31, 2017 and for the year ended August 31, 2016, shares issued and outstanding remained constant for both Funds.

BLW had previously filed a final prospectus with the U.S. Securities and Exchange Commission (“SEC”) allowing it to issue an additional 3,750,000 Common Shares through a Shelf Offering. BLW did not issue any Common Shares through the Shelf Offering. BLW is no longer actively engaged in a Shelf Offering and has no effective registration statement or current prospectus for the sale of Common Shares.

FRA filed a final prospectus with the U.S. Securities and Exchange Commission (“SEC”) allowing it to issue an additional 3,050,000 Common Shares, through Shelf Offering. Under the Shelf Offering, FRA, subject to market conditions, may raise additional equity capital from time to time in varying amounts and utilizing various offering methods at a net price at or above FRA’s NAV per Common Share (calculated within 48 hours of pricing). FRA has not issued any Common Shares through its Shelf Offering. See Additional Information — Shelf Offering Program for additional information about the Shelf Offering.

86	ANNUAL REPORT	AUGUST 31, 2017

Notes to Financial Statements (concluded)

Initial costs incurred by the Funds in connection with the shelf offering are recorded as “Deferred offering costs” on the Consolidated Statements of Assets and Liabilities. As shares are sold, a portion of the costs attributable to the shares sold will be charged against paid-in-capital. Any remaining deferred charges at the end of the shelf offering period will be charged to expense. Any subsequent costs incurred to keep the filing active will be charged to expense as incurred.

12. Contingencies:

In May 2015, the Motors Liquidation Company Avoidance Action Trust, as the Trust Administrator and Trustee of the General Motors bankruptcy estate, began serving amended complaints on defendants, which include former holders of certain General Motors debt (the “Debt”), in an adversary proceeding in the United States Bankruptcy Court for the Southern District of New York. In addition to the FRA, the lawsuit also names over five hundred other institutional investors as defendants, some of which are also managed by BlackRock Advisors, LLC or its affiliates. The plaintiffs are seeking an order that the FRA and other defendants return proceeds received in 2009 in full payment of the principal and interest on the Debt. The holders received a full repayment of a term loan pursuant to a court order in the General Motors bankruptcy proceeding with the understanding that the Debt was fully secured at the time of repayment. The plaintiffs contend that the FRA and other defendants were not secured creditors at the time of the 2009 payments and therefore not entitled to the payments in full. The FRA cannot predict the outcome of the lawsuit, or the effect, if any, on the FRA’s NAV. As such, no liability for litigation related to this matter is reflected in the financial statements. Management cannot determine the amount of loss that will be realized by the FRA but does not expect the loss to exceed the payment received in 2009. The amount of the proceeds received in 2009 is $668,165 for FRA.

13. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

	Common Dividend Per Share
	Paid[1]	Declared[2]
FRA	$0.0610	$0.0610
BLW	$0.0795	$0.0795

[1]	Net investment income dividend paid on September 29, 2017 to Common Shareholders of record on September 15, 2017.

[2]	Net investment income dividend declared on October 2, 2017, payable to Common Shareholders of record on October 16, 2017.

ANNUAL REPORT	AUGUST 31, 2017	87

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of BlackRock Floating Rate Income Strategies Fund, Inc. and to the Shareholders and Board of Trustees of BlackRock Limited Duration Income Trust:

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of BlackRock Floating Rate Income Strategies Fund, Inc. as of August 31, 2017, and its related consolidated statements of operations and cash flows for the year then ended, its consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the five years in the period then ended.

We have also audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Limited Duration Income Trust (collectively with the BlackRock Floating Rate Income Strategies Fund, Inc., the “Funds”) as of August 31, 2017, and its related statements of operations and cash flows for the year then ended, its statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the two years in the period ended August 31, 2017, and the consolidated financial highlights for each of the three years in the period ended August 31, 2015. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2017, by correspondence with the custodian, brokers and agent banks; where replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Floating Rate Income Strategies Fund, Inc. and BlackRock Limited Duration Income Trust, as of August 31, 2017, the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

October 24, 2017

Important Tax Information (Unaudited)

During the fiscal year ended August 31, 2017, the following information is provided with respect to the ordinary income distributions paid by the Funds:

	Payable Dates	FRA	BLW
Qualified Dividend Income for Individuals[1]	September 2016 — October 2016	—	5.91%
	November 2016	—	5.50%
	December 2016 — January 2017	—	5.25%
	February 2017 — August 2017	—	8.26%
Dividends Qualifying for the Dividends Received Deduction for Corporations [1]	September 2016 — August 2017	—	6.44%
Interest-Related Dividends for Non-U.S. Residents[2]	September 2016 — January 2017	80.81%	78.32%
	February 2017 — August 2017	81.08%	43.61%

[1]	The Fund hereby designates the percentage indicated above or the maximum amount allowable by law.

[2]	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

88	ANNUAL REPORT	AUGUST 31, 2017

Disclosure of Investment Advisory Agreements

The Board of Trustees or the Board of Directors, as applicable (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Floating Rate Income Strategies Fund, Inc. (“FRA”) and BlackRock Limited Duration Income Trust (“BLW” and together with FRA, each a “Trust,” and, collectively, the “Trusts”) met in person on April 27, 2017 (the “April Meeting”) and June 7-8, 2017 (the “June Meeting”) to consider the approval of each Trust’s investment advisory agreement (each an “Agreement,” and collectively, the “Agreements”) with BlackRock Advisors, LLC (the “Manager”), each Trust’s investment advisor. The Manager is also referred to herein as “BlackRock”.

Activities and Composition of the Board

On the date of the June Meeting, the Board of each Trust consisted of eleven individuals, nine of whom were not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of its Trust and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of each Board is an Independent Board Member. Each Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee, and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, each Board is required to consider the continuation of the Agreement for its Trust on an annual basis. Each Board has four quarterly meetings per year, each extending over two days, a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreement for its Trust and additional in-person and telephonic meetings as needed. In connection with this year-long deliberative process, each Board assessed, among other things, the nature, extent and quality of the services provided to its Trust by BlackRock, BlackRock’s personnel and affiliates, including, as applicable; investment management, administrative, and shareholder services; the oversight of fund service providers; marketing; risk oversight; compliance; and ability to meet applicable legal and regulatory requirements.

Each Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement for its Trust, including the services and support provided by BlackRock to the Trust and its shareholders. BlackRock also furnished additional information to each Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreements.” Among the matters each Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmarks, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, paid to BlackRock and its affiliates by the Trust for services; (c) Trust operating expenses and how BlackRock allocates expenses to the Trust; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Trust’s investment objective(s), policies and restrictions, and meeting regulatory requirements; (e) the Trust’s adherence to its compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Trust’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Trust; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, each Board requested and received materials specifically relating to the Agreement for its Trust. Each Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided to the Board of each Trust in connection with the April Meeting included (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”) on Trust fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of the Trust as compared with a peer group of funds as determined by Broadridge1 and a customized peer group selected by BlackRock (“Customized Peer Group”) with respect to FRA, as well as the performance of BLW as compared with its custom benchmark; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Trust’s Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, sub-advised mutual funds, and open-end funds, under similar investment mandates, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; and (f) a summary of aggregate amounts paid by the Trust to BlackRock.

ANNUAL REPORT	AUGUST 31, 2017	89
[1]	Trusts are ranked by Broadridge in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

Disclosure of Investment Advisory Agreements (continued)

At the April Meeting, each Board reviewed materials relating to its consideration of the Agreement for its Trust. As a result of the discussions that occurred during the April Meeting, and as a culmination of each Board’s year-long deliberative process, each Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the June Meeting. Topics covered included: (a) fund repositionings and portfolio management changes, including additional information about the portfolio managers, research teams, organization and methods and historical track records of the teams, and the potential impact of such changes on fund performance and the costs of such changes; (b) scientific active equity management; (c) BlackRock’s option overwrite policy; (d) differences in services between closed-end funds and mutual funds; (d) market discount; and (e) adviser profitability.

At the June Meeting, each Board, including the Independent Board Members, unanimously approved the continuation of the Agreement between the Manager and its Trust for a one-year term ending June 30, 2018. In approving the continuation of the Agreement for its Trust, each Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Trust; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Trust; (d) the Trust’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance metrics as previously discussed; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Trust; and (g) other factors deemed relevant by the Board Members.

Each Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, services related to the valuation and pricing of Trust portfolio holdings, and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. Each Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. Each Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: Each Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of its Trust. Throughout the year, each Board compared its Trust’s performance to the performance of a comparable group of closed-end funds, relevant benchmark, and performance metrics, as applicable. Each Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. Each Board also reviewed the materials provided by its Trust’s portfolio management team discussing the Trust’s performance and the Trust’s investment objective(s), strategies and outlook.

Each Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and its Trust’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. Each Board engaged in a review of BlackRock’s compensation structure with respect to its Trust’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, each Board considered the quality of the administrative and other non-investment advisory services provided to its Trust. BlackRock and its affiliates provide each Trust with certain administrative, shareholder, and other services (in addition to any such services provided to the Trust by third parties) and officers and other personnel as are necessary for the operations of the Trust. In particular, BlackRock and its affiliates provide each Trust with administrative services including, among others: (i) preparing disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering, registration statements in connection with the equity shelf programs of FRA and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of the Trust; (iii) oversight of daily accounting and pricing; (iv) preparing periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain closed-end funds; and (ix) performing other administrative functions necessary for the operation of the Trust, such as tax reporting, fulfilling regulatory filing requirements and call center services. Each Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Trusts and BlackRock: Each Board, including the Independent Board Members, also reviewed and considered the performance history of its Trust. In preparation for the April Meeting, the Board of each Trust was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of the Trust’s performance. Each Board also reviewed a narrative and statistical analysis of the Broadridge data that was prepared by BlackRock. In connection with its review, the Board of each Trust received and reviewed information regarding the investment performance, based on net asset value (NAV), of the Trust as compared to other funds in its applicable Broadridge category, a Customized Peer Group with respect to FRA and the performance of BLW as compared with its custom benchmark. Each Board was provided with a description of the methodology used by Broadridge to select peer funds and periodically meets with Broadridge representatives to review its methodology. Each Board was provided with information on the composition of the Broadridge performance universes and expense universes. Each Board and its Performance Oversight Committee regularly review, and meet with Trust management to discuss, the performance of its Trust throughout the year.

90	ANNUAL REPORT	AUGUST 31, 2017

Disclosure of Investment Advisory Agreements (continued)

In evaluating performance, each Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Further, each Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect long-term performance disproportionately.

The Board of FRA noted that for the one-, three- and five-year periods reported, FRA ranked in the fourth, first and third quartiles, respectively, against its Customized Peer Group. BlackRock believes that the Customized Peer Group is an appropriate performance metric for FRA. The Board and BlackRock reviewed FRA’s underperformance during the one- and five-year periods. The Board was informed that, among other things, a more defensive position across both high yield and bank loans and an underweight position in commodity-related sectors detracted from performance over the one-year period. In addition, FRA’s focus on quality when higher risk assets outperformed coupled with FRA’s lower relative use of leverage detracted from performance over both the one- and five-year periods.

The Board and BlackRock discussed BlackRock’s strategy for improving FRA’s investment performance. Discussions covered topics such as: investment risks undertaken by FRA; performance attribution; FRA’s investment personnel; and the resources appropriate to support FRA’s investment processes.

The Board of BLW noted that for each of the one-, three- and five-year periods reported, BLW exceeded its customized benchmark. BlackRock believes that performance relative to the customized benchmark is an appropriate performance metric for BLW.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Trusts: Each Board, including the Independent Board Members, reviewed its Trust’s contractual management fee rate compared with the other funds in its Broadridge category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. Each Board also compared its Trust’s total expense ratio, as well as its actual management fee rate as a percentage of total assets, to those of other funds in its Broadridge category. The total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. Each Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

Each Board received and reviewed statements relating to BlackRock’s financial condition. Each Board reviewed BlackRock’s profitability methodology and was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to its Trust. Each Board reviewed BlackRock’s profitability with respect to its Trust and other funds the Board currently oversees for the year ended December 31, 2016 compared to available aggregate profitability data provided for the prior two years. Each Board reviewed BlackRock’s profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. Each Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. Each Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

Each Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. Each Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. Each Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, each Board considered the cost of the services provided to its Trust by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management of its Trust and the other funds advised by BlackRock and its affiliates. As part of its analysis, each Board reviewed BlackRock’s methodology in allocating its costs of managing its Trust, to the Trust. Each Board may receive and review information from independent third parties as part of its annual evaluation. Each Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Trust’s Agreement and to continue to provide the high quality of services that is expected by the Board. Each Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing its Trust in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust, and institutional separate account product channels, as applicable.

The Board of FRA noted that FRA’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Expense Peers.

The Board of BLW noted that BLW’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Expense Peers.

D. Economies of Scale: Each Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of its Trust increase. Each Board also considered the extent to which its Trust benefits from such economies in a variety of ways, and whether

ANNUAL REPORT	AUGUST 31, 2017	91

Disclosure of Investment Advisory Agreements (concluded)

there should be changes in the advisory fee rate or breakpoint structure in order to enable the Trust to more fully participate in these economies of scale. Each Board considered its Trust’s asset levels and whether the current fee was appropriate.

Based on each Board’s review and consideration of the issue, each Board concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. They are typically priced at scale at a fund’s inception. The Board of FRA noted that although its Trust may from time to time make additional share offerings pursuant to its equity shelf program, the growth of the assets of its Trust will occur primarily through the appreciation of its investment portfolio.
E. Other Factors Deemed Relevant by the Board Members: Each Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with its Trust, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Trust, including for administrative, securities lending and cash management services. Each Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. Each Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement for its Trust, each Board also received information regarding BlackRock’s brokerage and soft dollar practices. Each Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

Each Board noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Trust shares in the secondary market if they believe that the Trust’s fees and expenses are too high or if they are dissatisfied with the performance of the Trust.

Each Board also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included the redemption of auction rate preferred shares (“AMPS”) for the BlackRock closed-end funds with AMPS outstanding; developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; periodic evaluation of share repurchases and other support initiatives for certain BlackRock funds; and continued communications efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: continuing communications concerning the redemption efforts related to AMPS; sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.

Conclusion

Each Board, including the Independent Board Members, unanimously approved the continuation of the Agreement between the Manager and its Trust for a one-year term ending June 30, 2018. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, each Board, including the Independent Board Members, was satisfied that the terms of the Agreement for its Trust were fair and reasonable and in the best interest of the Trust and its shareholders. In arriving at its decision to approve the Agreement for its Trust, each Board did not identify any single factor or group of factors as, all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for each Trust reflect the results of several years of review by the Trust’s Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

92	ANNUAL REPORT	AUGUST 31, 2017

Automatic Dividend Reinvestment Plan

Pursuant to each Fund’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains and other distributions reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Fund’s Common Shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After the Funds declare a dividend or determine to make a capital gain or other distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Funds (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Fund’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

You may elect not to participate in the Reinvestment Plan and to receive all dividends in cash by contacting the Reinvestment Plan Agent, at the address set forth below.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of distributions will be paid by each Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open-market purchases in connection with the reinvestment of all distributions. The automatic reinvestment of all distributions will not relieve participants of any U.S. federal, state or local income tax that may be payable on such dividends or distributions.

Each Fund reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan; however, each Fund reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share fee. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N. A. through the internet at http://www.computershare.com/blackrock, or in writing to Computershare, P. O. Box 505000, Louisville, KY 40233, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 462 South 4th Street, Suite 1600, Louisville, KY 40202.

ANNUAL REPORT	AUGUST 31, 2017	93

Officers and Directors

Name, Address[1] and Year of Birth	Position(s) Held with the Fund	Length of Time Served³	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen[4]	Public Company and Other Investment Company Directorships Held During Past Five Years
Independent Directors[2]
Richard E. Cavanagh 1946	Chair of the Board and Director	Since 2007	Director, The Guardian Life Insurance Company of America since 1998; Board Chair, Volunteers of America (a not-for-profit organization) since 2015 (board member since 2009); Director, Arch Chemical (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	74 RICs consisting of 74 Portfolios	None
Karen P. Robards 1950	Vice Chair of the Board and Director	Since 2007	Principal of Robards & Company, LLC (consulting and private investing) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Investment Banker at Morgan Stanley from 1976 to 1987.	74 RICs consisting of 74 Portfolios	Greenhill & Co., Inc.; AtriCure, Inc. (medical devices) from 2000 until 2017
Michael J. Castellano 1946	Director	Since 2011	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) from 2009 to June 2015 and since 2017; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012; Director, CircleBlack Inc. (financial technology company) since 2015.	74 RICs consisting of 74 Portfolios	None
Cynthia L. Egan 1955	Director	Since 2016	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	74 RICs consisting of 74 Portfolios	Unum (insurance); The Hanover Insurance Group (insurance); Envestnet (investment platform) from 2013 until 2016
Frank J. Fabozzi 1948	Director	Since 2007	Editor of and Consultant for The Journal of Portfolio Management since 2006; Professor of Finance, EDHEC Business School since 2011; Visiting Professor, Princeton University from 2013 to 2014 and since 2016; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011.	74 RICs consisting of 74 Portfolios	None
Jerrold B. Harris 1942	Director	Since 2007	Trustee, Ursinus College from 2000 to 2012; Director, Ducks Unlimited — Canada (conservation) since 2015; Director, Waterfowl Chesapeake (conservation) since 2014; Director, Ducks Unlimited, Inc. since 2013; Director, Troemner LLC (scientific equipment) from 2000 to 2016; Director of Delta Waterfowl Foundation from 2010 to 2012; President and Chief Executive Officer, VWR Scientific Products Corporation from 1990 to 1999.	74 RICs consisting of 74 Portfolios	BlackRock Capital Investment Corp. (business development company)
R. Glenn Hubbard 1958	Director	Since 2007	Dean, Columbia Business School since 2004; Faculty member, Columbia Business School since 1988.	74 RICs consisting of 74 Portfolios	ADP (data and information services); Metropolitan Life Insurance Company (insurance)
W. Carl Kester 1951	Director	Since 2007	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008, Deputy Dean for Academic Affairs from 2006 to 2010, Chairman of the Finance Unit, from 2005 to 2006, Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	74 RICs consisting of 74 Portfolios	None
Catherine A. Lynch 1961	Director	Since 2016	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	74 RICs consisting of 74 Portfolios	None

94	ANNUAL REPORT	AUGUST 31, 2017

Officers and Directors (continued)

Name, Address[1] and Year of Birth	Position(s) Held with the Fund	Length of Time Served³	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen[4]	Public Company and Other Investment Company Directorships Held During Past Five Years
Interested Directors[5]
Barbara G. Novick 1960	Director	Since 2014	Vice Chairman of BlackRock, Inc. since 2006; Chair of BlackRock’s Government Relations Steering Committee since 2009; Head of the Global Client Group of BlackRock, Inc. from 1988 to 2008.	100 RICs consisting of 218 Portfolios	None
John M. Perlowski 1964	Director, President and Chief Executive Officer	Since 2015 (Director); Since 2011 (President and Chief Executive Officer)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Fund & Accounting Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	127 RICs consisting of 316 Portfolios	None
[1] The address of each Director is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

[2]    Each Independent Director will serve until his or her successor is elected and qualifies, or until his or her earlier death, resignation, retirement or removal, or until December 31 of the year in which he or she turns 75. The maximum age limitation may be waived as to any Director by action of a majority of the Directors upon finding of good cause therefor.

[3]    Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Directors as joining the Board in 2007, each Director first became a member of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; Jerrold B. Harris, 1999; R. Glenn Hubbard, 2004; W. Carl Kester, 1995 and Karen P. Robards, 1998.

[4]    For purposes of this chart, “RICs” refers to investment companies registered under the 1940 Act and “Portfolios” refers to the investment programs of the BlackRock-advised funds. The Closed-End Complex is comprised of 74 RICs. Ms. Novick and Mr. Perlowski are also board members of certain complexes of BlackRock registered open-end funds. Ms. Novick is also a board member of the BlackRock Equity-Liquidity Complex and Mr. Perlowski is also a board member of the BlackRock Equity-Bond Complex and the BlackRock Equity-Liquidity Complex.

[5]    Ms. Novick and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Funds based on their positions with BlackRock and its affiliates. Ms. Novick and Mr. Perlowski are also board members of certain complexes of BlackRock registered open-end funds. Ms. Novick is also a board member of the BlackRock Equity-Liquidity Complex and Mr. Perlowski is also a board member of the BlackRock Equity-Bond Complex and the BlackRock Equity-Liquidity Complex. Interested Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The maximum age limitation may be waived as to any Director by action of a majority of the Directors upon a finding of good cause therefor.

ANNUAL REPORT	AUGUST 31, 2017	95

Officers and Directors (concluded)

Name, Address[1] and Year of Birth	Position(s) Held with the Fund	Length of Time Served as an Officer	Principal Occupation(s) During Past Five Years
Officers Who Are Not Directors[2]
Jonathan Diorio 1980	Vice President	Since 2015	Managing Director of BlackRock, Inc. since 2015; Director of BlackRock, Inc. from 2011 to 2015; Director of Deutsche Asset & Wealth Management from 2009 to 2011.
Neal J. Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay M. Fife 1970	Treasurer	Since 2007	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer	Since 2014	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Janey Ahn 1975	Secretary	Since 2012	Director of BlackRock, Inc. since 2009; Assistant Secretary of the funds in the Closed-End Complex from 2008 to 2012.
[1] The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
[2] Officers of the Funds serve at the pleasure of the Board.

Investment Adviser BlackRock Advisors, LLC Wilmington, DE 19809	Accounting Agent and Custodian State Street Bank and Trust Company Boston, MA 02111	Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116	Address of the Funds 100 Bellevue Parkway Wilmington, DE 19809

Distributor BlackRock Investments, LLC New York, NY 10022	Transfer Agent Computershare Trust Company, N.A. Canton, MA 02021	Legal Counsel Skadden, Arps, Slate, Meagher & Flom LLP Boston, MA 02116

96	ANNUAL REPORT	AUGUST 31, 2017

Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on July 25, 2017 for shareholders of record on May 30, 2017, to elect trustee or director nominees for each Fund. There were no broker non-votes with regard to any of the Funds.

Shareholders elected the Class I Trustees as follows:

	Michael J. Castellano		R. Glenn Hubbard		W. Carl Kester		John M. Perlowski
	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld
BLW	33,080,444	419,063	32,480,596	1,018,911	32,471,849	1,027,658	33,101,815	397,692

For the Fund listed above, Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Richard E. Cavanagh, Cynthia L. Egan, Frank J. Fabozzi, Jerrold B. Harris, Catherine A. Lynch, Barbara G. Novick and Karen P. Robards.

Shareholders elected the Directors as follows:

	Michael J. Castellano		Cynthia L. Egan		Catherine A. Lynch
	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld
FRA	34,210,284	312,054	34,208,305	314,033	34,194,445	327,893

For the Fund listed above, Directors whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Richard E. Cavanagh, W. Carl Kester, Frank J. Fabozzi, Jerrold B. Harris, R. Glenn Hubbard, John M. Perlowski, Barbara G. Novick and Karen P. Robards.

Fund Certification

The Funds are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Funds filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

Each Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the distributions paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month. The portion of distributions that exceeds a Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Distributions in excess of a Fund’s taxable income and net capital gains, but not in excess of a Fund’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a nontaxable return of capital. The Funds’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

BLW does not make available copies of its Statement of Additional Information because the Fund’s shares are not continuously offered, which means that the Statement of Additional Information has not been updated after completion of the Fund’s offerings and the information contained in its Statement of Additional Information may have become outdated.

ANNUAL REPORT	AUGUST 31, 2017	97

Additional Information (continued)

General Information (concluded)

FRA’s Statement of Additional Information includes additional information about its Board and is available, without charge upon request by calling (800) 882-0052.

Except as described below, during the period, there were no material changes in the Funds’ investment objectives or policies or to the Funds’ charters or by-laws that would delay or prevent a change of control of the Funds that were not approved by the shareholders or in the principal risk factors associated with investment in the Funds. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Funds’ portfolios.

On October 28, 2016, FRA announced that it had divided its Board of Directors into three classes, with one class standing for election each year, and had adopted a voting standard of a majority of the outstanding shares for the election of directors in a contested election.

On October 28, 2016, BLW announced that it had adopted a voting standard of a majority of the outstanding shares for the election of directors in a contested election.

In accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Funds from time to time may purchase their common shares in the open market or in private transactions.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Funds will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 882-0052 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Fund Updates

BlackRock will update performance and certain other data for the Funds on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Funds. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

98	ANNUAL REPORT	AUGUST 31, 2017

Additional Information (continued)

Section 19(a) Notices

BLW’s amounts and sources of distributions reported are estimates and are being provided to you pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of the fiscal year and may be subject to changes based on tax regulations. The Fund will provide a Form 1099-DIV each calendar year that will tell you how to report these distributions for U.S. federal income tax purposes.

August 31, 2017
	Total Cumulative Distributions for the Fiscal Period					% Breakdown of the Total Cumulative Distributions for the Fiscal Period
	Net Investment Income	Net Realized Capital Gains Short Term	Net Realized Capital Gains Long Term	Return of Capital	Total Per Common Share	Net Investment Income	Net Realized Capital Gains Short Term	Net Realized Capital Gains Long Term	Return of Capital	Total Per Common Share
BLW	$1.2216568	—	—	$0.0513432	$1.2730	96%	0%	0%	4%	100%

The Fund estimates that it has distributed more than the amount of earned income and net realized gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder's investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund's investment performance and should not be confused with "yield" or "income". When distributions exceed total return performance, the difference will incrementally reduce the Fund's net asset value per share.

Section 19(a) notices for the Funds, as applicable, are available on the BlackRock website http://www.blackrock.com.

Shelf Offering Program

From time-to-time, FRA may seek to raise additional equity capital through an equity shelf program (a “Shelf Offering”). In a Shelf Offering, FRA may, subject to market conditions, raise additional equity capital by issuing new Common Shares from time to time in varying amounts at a net price at or above the Fund’s net asset value (“NAV”) per Common Share (calculated within 48 hours of pricing). While any such Shelf Offering may allow FRA to pursue additional investment opportunities without the need to sell existing portfolio investments, it could also entail risks — including that the issuance of additional Common Shares may limit the extent to which the Common Shares are able to trade at a premium to NAV in the secondary market.

FRA has filed a final prospectus with the SEC in connection with its Shelf Offering. This report and the prospectus of FRA are not offers to sell FRA Common Shares or solicitation of an offer to buy FRA Common Shares in any jurisdiction where such offers or sales are not permitted. The prospectus of FRA contain important information about FRA, including its investment objective, risks, charges and expenses. Investors are urged to read the prospectus of FRA carefully and in its entirety before investing. Copies of the final prospectus for FRA can be obtained from BlackRock at http://www.blackrock.com.

ANNUAL REPORT	AUGUST 31, 2017	99

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

100	ANNUAL REPORT	AUGUST 31, 2017

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Funds have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

CEFT-BK3-8/17-AR

Item 2 –   Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to clarify an inconsistency in to whom persons covered by the code should report suspected violations of the code. The amendment clarifies that such reporting should be made to BlackRock’s General Counsel, and retains the alternative option of anonymous reporting following “whistleblower” policies. Other non-material changes were also made in connection with this amendment. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, by calling 1-800-882-0052, option 4.

Item 3 –  Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Michael Castellano

Frank J. Fabozzi

W. Carl Kester

Catherine A. Lynch

Karen P. Robards

The registrant’s board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –  Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Limited Duration Income Trust	$72,408	$75,978	$0	$4,000	$16,932	$16,932	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,129,000	$2,154,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,129,000 and $2,154,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

            The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

            Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Limited Duration Income Trust	$16,932	$20,932

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored or advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,129,000	$2,154,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –  Audit Committee of Listed Registrants

(a)	The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Michael Castellano

Frank J. Fabozzi

W. Carl Kester

Catherine A. Lynch

Karen P. Robards

(b)	Not Applicable

Item 6 – Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies

(a)(1)	As of the date of filing this Report:

The registrant is managed by a team of investment professionals comprised of James E. Keenan, Managing Director of BlackRock, C. Adrian Marshall, Director of BlackRock, Thomas Musmanno, Managing Director at BlackRock and Mitchell Garfin, Managing Director at BlackRock. Mr. Keenan is responsible for setting the registrant’s overall investment strategy and overseeing the registrant’s investment process and performance. Messrs. Marshall, Musmanno and Garfin are jointly responsible for the day-to-day management of the registrant’s portfolio, which includes setting the registrant’s overall investment strategy, overseeing the management of the registrant and/or selection of its investments. Messrs. Keenan, Marshall, Musmanno and Garfin have been members of the registrant’s portfolio management team since 2007, 2009, 2012 and 2016, respectively.

Portfolio Manager	Biography
James E. Keenan	Managing Director of BlackRock since 2008 and Head of the Leveraged Finance Portfolio team; Director of BlackRock from 2006 to 2007.
C. Adrian Marshall	Director of BlackRock since 2007; Vice President of BlackRock from 2004 to 2007.
Thomas Musmanno	Managing Director of BlackRock since 2010; Director of BlackRock from 2006 to 2009.
Mitchell Garfin	Managing Director of BlackRock, Inc. since 2009; Director of BlackRock, Inc. from 2005 to 2008.

(a)(2) As of August 31, 2017:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
James E. Keenan	13	24	20	0	0	4
	$28.09 Billion	$14.14 Billion	$8.86 Billion	$0	$0	$907.3 Million
C. Adrian Marshall	6	28	13	0	2	0
	$6.00 Billion	$10.08 Billion	$1.96 Billion	$0	$0.98 Million	$0
Thomas Musmanno	11	10	137	0	1	0
	$11.54 Billion	$4.10 Billion	$53.37 Billion	$0	$1.59 Billion	$0
Mitchell Garfin	13	12	23	0	0	4
	$24.35 Billion	$8.33 Billion	$10.60 Billion	$0	$0	$907.3 Million

(iv) Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund.  It should also be noted that Messrs. Keenan, Marshall, Musmanno and Garfin may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Messrs. Keenan, Marshall, Musmanno and Garfin may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3) As of August 31, 2017:

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of August 31, 2017.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation. Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are:

Portfolio Manager	Benchmark
James Keenan	A combination of market-based indices (e.g., The Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Cap Index), certain customized indices and certain fund industry peer groups.
C. Adrian Marshall	A combination of market-based indices (e.g., S&P Leveraged All Loan Index), certain customized indices and certain fund industry peer groups.
Thomas Musmanno	A combination of market-based indices (e.g., Bank of America Merrill Lynch U.S. Corporate & Government Index, 1-3 Years), certain customized indices and certain fund industry peer groups.
Mitchell Garfin	A combination of market-based indices (e.g., The Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Cap Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers.

Portfolio managers generally receive deferred BlackRock, Inc. stock awards as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest ratably over a number of years and, once vested, settle in BlackRock, Inc. common stock. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align their interests with long-term shareholder interests and motivate performance. Such equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Fund have deferred BlackRock, Inc. stock awards.

For some portfolio managers, discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Any portfolio manager who is either a managing director or director at BlackRock with compensation above a specified threshold is eligible to participate in the deferred compensation program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($270,000 for 2017). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of August 31, 2017.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
James E. Keenan	None
C. Adrian Marshall	None
Thomas Musmanno	$10,001-$50,000
Mitchell Garfin	None

(b) Not Applicable

Item 9 –  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs[1]
March 1-31, 2017	N/A	N/A	N/A	1,850,912
April 1-31, 2017	N/A	N/A	N/A	1,850,912
May 1-31, 2017	N/A	N/A	N/A	1,850,912
June 1-30, 2017	N/A	N/A	N/A	1,850.912
July 1-31, 2017	N/A	N/A	N/A	1,850,912
August 1-31, 2017	N/A	N/A	N/A	1,850,912
Total:	N/A	N/A	N/A	1,850912

1The Fund announced an open market share repurchase program on October 28, 2016 pursuant to which the Fund may repurchase, through November 30, 2017, up to 5% of its outstanding common shares based on common shares outstanding on October 28, 2016 (1,850,912 common shares), in open market transactions. On September 6, 2017, the Fund announced a continuation of the open market share repurchase program. Commencing on December 1, 2017, the Fund may repurchase up to 5% of its outstanding shares based on common shares outstanding on November 30, 2017, in open market transactions, subject to certain conditions.

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

(a) The following table shows the dollar amounts of income, and dollar amounts of fees and/or compensation paid, relating to the Fund’s securities lending activities during the fiscal year ended August 31, 2017. The Fund did not engage in any securities lending activity during the fiscal year ended August 31, 2017.

BlackRock Limited Duration Income Trust
(1)	Gross income from securities lending activities			$0
(2)	Fees and/or compensation for securities lending activities and related services
	(a)	Securities lending income paid to BIM for services as securities lending agent	$0
	(b)	Collateral management expenses (including fees deducted from a polled cash collateral vehicle) not included in (a)	$0
	(c)	Administrative fees not included in (a)	$0
	(d)	Indemnification fees not included in (a)	$0
	(e)	Rebate (paid to borrowers)	$0
	(f)	Other fees not included in (a)	$0
(3)	Aggregate fees/compensation for securities lending activities			$0
(4)	Net income from securities lending activities			$0

 (b) BlackRock Investment Management, LLC (“BIM”) serves as securities lending agent for the Fund and in that role administers the Fund’s securities lending program pursuant to the terms of a securities lending agency agreement entered into between the Fund and BIM.

  Item 13 – Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Limited Duration Income Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Limited Duration Income Trust

Date: November 3, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Limited Duration Income Trust

Date: November 3, 2017

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Limited Duration Income Trust

Date: November 3, 2017